UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA 92121

(Address of principal executive offices)(Zip code)

Emile Molineaux

Gemini Fund Services, LLC., 80 Arkay Drive  Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period:10/31/13

Item 1.  Reports to Stockholders.

THIS ANNUAL REPORT CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.  FORWARD-LOOKING STATEMENTS ALSO INCLUDE THOSE PRECEDED BY, FOLLOWED BY OR THAT INCLUDE THE WORDS “BELIEVES”, “EXPECTS”, “ANTICIPATES” OR SIMILAR EXPRESSIONS.  SUCH STATEMENTS SHOULD BE VIEWED WITH CAUTION.  ACTUAL RESULTS OR EXPERIENCE COULD DIFFER MATERIALLY FROM THE FORWARD-LOOKING STATEMENTS AS A RESULT OF MANY FACTORS, INCLUDING THE INABILITY OF THE FUNDS TO MEET SALES GOALS AND SLOWING OF THE OVERALL ECONOMY.  EACH FUND MAKES NO COMMITMENTS TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS, OR ANY FACTS, EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF THAT MAY BEAR UPON FORWARD-LOOKING STATEMENTS.  IN ADDITION, PROSPECTIVE PURCHASERS OF THE FUNDS SHOULD CONSIDER CAREFULLY THE INFORMATION SET FORTH HEREIN.  OTHER FACTORS AND ASSUMPTIONS NOT IDENTIFIED ABOVE MAY ALSO HAVE BEEN INVOLVED IN THE DERIVATION OF THESE FORWARD-LOOKING STATEMENTS, AND THE FAILURE OF THESE OTHER ASSUMPTIONS TO BE REALIZED MAY ALSO CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED.

Dear Fellow Shareholders,

In the twelve months since my last letter to you, the S&P 500 Index (S&P 500) has seen ten months of positive returns, and on October 31, 2013, it closed just below a record high.  While the S&P 500 was up for most of the year, as we have seen many times before, investment markets saw events that caused investors to pause, such as worries surrounding the "fiscal cliff", the terrorist bombing at the Boston Marathon, rising interest rates, revelations regarding the National Security Agency’s mass surveillance program, the federal government shutdown, as well as a number of overseas concerns.  U.S. equity markets, however, were able to overcome the headwinds that these events created largely due to the positive news that we received regarding improving employment and housing conditions as well as manufacturing data.

Throughout the same period, international markets saw mixed results, with developed market countries significantly outpacing the emerging markets. Some of the major events contributing to investors’ heightened anxiety in the emerging markets surrounded the news that Cyprus needed a bailout, significant worries about Latin American economies as well as China's economic slowdown, which temporarily shook global markets. While emerging markets faced more headwinds over these months than developed markets and lagged them significantly, they were still positive for the year. Over these months, even with this turbulent emerging markets backdrop, developed markets experienced strong appreciation, albeit with some additional volatility over domestic markets.

Currently, we believe that some areas of the market, including the U.S. bond market, have been sailing in what we would characterize as uncharted territory.  While some investors were seeking what they perceived as “safety” and therefore invested in U.S. Treasury Bonds, they found that this area of the bond market was, in fact, one of the most volatile in the past twelve months.  We believe that the volatility seen in U.S. Treasury Bonds was largely due to rising interest rates as well as the Federal Open Market Committee's comments concerning the paring back of quantitative easing in the near future.

At Dunham, we seek to provide you and your financial advisor with the best potential to manage the risk in your portfolio(s). Therefore, during the past year, we have added three new funds that generally have a low correlation to both the equity and bond markets to what we consider to be an already robust fund line-up. Specifically, in February, we acquired the assets and track record of the Sherwood Forest Alternative Fund and renamed it the Dunham Alternative Strategy Fund. In addition, on November 1st, we will launch the Dunham International Opportunity Bond Fund and the Dunham Floating Rate Bond Fund, which we believe will further strengthen our fixed income investment offerings.

We pursued the addition of these new Dunham Funds in response to the needs of many of our investors, which included income-oriented investments that may not exhibit the same interest rate sensitivity as U.S. bonds. With the possibility of rising interest rates and the resulting volatility in domestic bond markets, our two newest bond funds are designed to help mitigate those risks. We will continue to stay abreast of important developments and are interested in new solutions, especially when it creates improved and differentiated opportunities for our investors.

We remain steadfast in our commitment to provide you with the highest level of service and an investment experience tailored to your unique needs and long-term goals. We will continue to review and monitor our existing institutional sub-advisers in an effort to bring you what we consider a world-class line-up of people who are actively managing your money on a full-time basis.

Once again, thank you for your continued trust and the confidence that you have placed in us. We take that trust very seriously and look forward to servicing your investment needs for years to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates Investment Counsel, Inc.

October 31, 2013

Investments are subject to risks and fluctuate in value. Diversification does not guarantee a profit or ensure against a loss.

Dunham Monthly Distribution Fund

Message from the Sub-Adviser (Westchester Capital Management, LLC)

The IQ Market Neutral Beta Index increased 4.4 percent over the 12-month period ending October 31, 2013, as market neutral investment strategies in general increased during the period. Merger arbitrage strategies, as measured by the HFRX Merger Arbitrage Index, slightly outpaced the market neutral strategies in general, increasing 5.1 percent during the same time period. Falling behind both market neutral and merger arbitrage investment strategies, absolute return strategies, as measured by the HFRX Absolute Return Index, rose 4.0 percent over the 12-month period. In contrast to the previous fiscal year, these strategies generally performed in line with each other since the start of the current fiscal year. The Sub-Adviser implements a variety of strategies in the Fund that attempt to take advantage of what it believes are the most attractive rewards for the lowest amount of risk. The Sub-Adviser's careful risk-budgeting approach for the Fund generally directs the allocation weightings across strategies and to the holdings within each of the strategies.

Merger arbitrage was generally the largest single strategy allocation in the Fund during the past 12-month period, ranging from approximately 30 percent to 50 percent. This allocation range is most representative of opportunities in the space that the Sub-Adviser believes generally offer an attractive risk-reward profile. The Sub-Adviser continued to identify opportunities that it believed offered attractive reward potential in relation to risk. The Sub-Adviser was encouraged by comments from executives at large banks that reiterated their conviction that the low interest rate environment coupled with moderate growth prospects is conducive to deal activity. An increase in interest rates, and in turn an increase in financing costs for acquirers, is generally not detrimental to deal activity so long as growth prospects remain positive. As many economists have forecast low-to-moderate growth for the foreseeable future, large companies with excessive cash on their balance sheets may seek acquisitions as a form of growth. In addition, as interest rates increase, the spreads on new deals tend to widen, generally rewarding the Fund with higher returns on deals that successfully close.

Deals that closed during the fiscal year included the largest coffee-related merger in history, Joh A. Benckiser SE's purchase of DE Master Blenders 1753 NV (DE NA) for $10.1 billion. Joh A. Benckiser is the parent of Peet's Coffee & Tea, Inc. (PEET) and Oak Leaf BV. Another notable deal was the mining-oriented stock-for-stock merger involving Glencore International PLC's (GLCNF) acquisition of Xstrata PLC (XTA LN) which closed in early May. This latter deal was noteworthy because both the target and acquirer saw steep declines in their stock prices after the merger announcement. In a single three-month period ending April 30, 2013, Glencore International and Xstrata PLC both dropped close to 20 percent. However, in a stock-for-stock deal, the Sub-Adviser will generally purchase the target and short the acquirer. Therefore, since both stocks declined 20 percent, the loss incurred would be near zero due to the offsetting nature of the long and short positions and the Fund still benefits from the deal closing as the spread between the two share prices and converting share amount become realized upon completion. Half-way through the fiscal year, the allocation to merger arbitrage generally declined to approximately 30 percent of Fund assets as the Sub-Adviser found more attractive risk-adjusted opportunities in some of the other strategies, such as risk reversals, but as the fiscal year approached its close the allocation increased to over 40 percent.

During the fiscal year, risk reversal and buy/write strategies generally represented 30 percent to 45 percent of the Fund. Buy/write strategies, as measured by the CBOE S&P 500 Buy/Write Monthly Index, rose 8.1 percent during the fiscal year, as the S&P 500 Index rose 24.4 percent during the same period. This is indicative of how the buy/write strategy generally does not capture a high percentage of the upside in quickly rising environments. The Sub-Adviser often combines strategies such as the buy/write and risk reversal strategies with the merger arbitrage strategy. For example, at the end of July, Hudson's Bay Company (HBC CN), a Canadian kitchen, bed, and bath retailer, had announced the purchase of Saks, Inc. (SKS), a U.S.-based luxury apparel, cosmetics, and home furnishings retailer, for $16.00 per share. The Saks, Inc. stock price closed at $15.95 on the day of the deal announcement, providing little reward for holding the deal to completion. The Sub-Adviser still participated in the deal and wrote covered calls with a strike price equal to Hudson's Bay Company's offer price, collecting the call option premium while waiting for the deal to close. This helped to convert what would have been a minimal gain into a worthwhile investment opportunity for the Fund.

The income-oriented strategies, which represented approximately 20 percent to 30 percent of the Fund's holdings, aided positive performance but was not consistent in its outperformance of the other strategies utilized by the Fund. For example, preferred stocks, as measured by the S&P Preferred Stock Index, rose 1.1 percent during the fiscal year while U.S. bonds, as measured by the Barclays Aggregate Bond Index, fell 1.1 percent over the same period. The Sub-Adviser believes that financial institutions will continue to buy back a number of their preferred shares in response to the restrictions placed on them by regulators. The Sub-Adviser has been reducing the Fund's exposure to preferred stocks as other more attractive risk-reward opportunities have surfaced, reducing the allocation slightly from the 15 percent exposure at the beginning of the fiscal year.

The Sub-Adviser reiterated that there is an abundance of attractive risk-reward opportunities available across the various strategies that it implements. The Sub-Adviser believes that interest rates will rise and that this will be reflected positively on the positioning of the various strategies utilized in the Fund.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (8/1/08)*
Class N	6.75%	5.11%	6.03%	4.53%**
Class C Class A with load of 5.75% Class A without load	5.71% 0.38% 6.50%	4.06% 2.80% 4.85%	4.95% 4.52% 5.76%	2.76% 2.43% 3.54%
Morningstar Multialternative Category	2.66%	1.75%	3.86%	0.62%
IQ Hedge Market Neutral Beta Index	4.40%	1.55%	3.99%	2.89%

 * Westchester Capital Management, Inc. was named Sub-Adviser to the Fund on August 1, 2008. Prior to August 1, 2008, the Fund was named Kelmoore Strategy Liberty Fund and   was managed under a different adviser.

** Class N commenced operations on September 29, 2008.

The Morningstar Multialternative Category is generally representative of mutual funds with static allocations to alternative strategies and mutual funds that tactically allocate among alternative strategies and asset classes. The gross short exposure in these mutual funds is generally greater than 20%.

IQ Hedge Market Neutral Beta Index is a benchmark index designed to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral investment style. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 2.58% for Class N, 3.58% for Class C and 2.83% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund
October 31, 2013

Security	Shares	Value
COMMON STOCK - 66.8%
ADVERTISING - 3.0%
Lamar Advertising Co. - Cl. A * ^ #	87,900	$ 4,017,909
Omnicom Group, Inc.	63,797	4,345,214
		8,363,123
AUTO MANUFACTURERS - 2.8%
General Motors Co. * ^ #	200,600	7,412,170

AUTO PARTS & EQUIPMENT - 0.9%
Visteon Corp. * ^	30,400	2,343,536

BANKS - 2.5%
CapitalSource, Inc.	13,476	176,266
Citigroup, Inc. ^ #	80,500	3,926,790
Sterling Financial Corp.	90,106	2,609,470
		6,712,526
CHEMICALS - 5.0%
Ashland, Inc. ^ #	17,200	1,591,860
Dow Chemical Co. ^	67,300	2,656,331
EI du Pont de Nemours & Co. ^	61,400	3,757,680
Huntsman Corp. ^ #	228,054	5,295,414
		13,301,285
COAL - 0.7%
CONSOL Energy, Inc. ^	49,300	1,799,450

COMMERCIAL SERVICES - 4.2%
Iron Mountain, Inc. ^ #	161,454	4,284,989
Lender Processing Services, Inc. #	165,183	5,702,117
SFX Entertainment, Inc. *	1,000	8,580
Stewart Enterprises, Inc. - Cl. A	113,431	1,498,423
		11,494,109
COSMETICS/PERSONAL CARE - 0.9%
Magic Holdings International Ltd.	1,349,564	1,065,253
Vinda International Holdings	922,233	1,308,402
		2,373,655
DIVERSIFIED FINANCIAL SERVICES - 1.6%
SLM Corp. ^	168,900	4,284,993

ELECTRIC - 2.0%
NV Energy, Inc. #	222,216	5,275,408

ENTERTAINMENT - 1.0%
SHFL Entertainment, Inc. * #	113,678	2,635,056

FOOD - 0.8%
Safeway, Inc. ^	37,000	1,291,300
WhiteWave Foods Co. - Cl. A *	46,899	938,449
		2,229,749
FOREST PRODUCTS & PAPER - 1.4%
International Paper Co. ^ #	84,500	3,769,545

HEALTHCARE-PRODUCTS - 0.2%
MAKO Surgical Corp. * ^ #	15,000	447,150

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013

Security	Shares	Value
HEALTHCARE-SERVICES - 1.0%
Health Management Associates, Inc. - Cl. A * ^ #	199,493	$ 2,557,500

INSURANCE - 1.4%
American International Group, Inc. ^ #	71,200	3,677,480

INTERNET - 1.2%
Equinix, Inc. * ^ #	20,600	3,326,488

MEDIA - 3.7%
Discovery Communications, Inc. - Cl. C * #	20,758	1,716,894
DISH Network Corp. - Cl. A ^ #	30,300	1,460,460
Liberty Global PLC - Series C * #	11,686	874,822
Time Warner Cable, Inc. ^ #	23,000	2,763,450
Twenty-First Century Fox, Inc. - B Shares #	90,040	3,061,360
		9,876,986
METAL FABRICATE/HARDWARE - 1.1%
Timken Co. ^	53,400	2,820,054

MINING - 0.0%
Freeport-McMoran Copper & Gold, Inc. #	1	34

MISCELLANEOUS MANUFACTURING - 1.6%
Dover Corp. ^ #	28,900	2,652,731
Ingersoll-Rand PLC ^ #	25,033	1,690,478
		4,343,209
OIL & GAS - 10.3%
Anadarko Petroleum Corp. ^	33,000	3,144,570
Berry Petroleum Co. - Cl. A ^ #	36,800	1,757,200
BP PLC - ADR ^ #	104,100	4,840,650
Hess Corp. ^ #	66,000	5,359,200
Murphy Oil Corp. * ^ #	7,300	440,336
Murphy USA, Inc. #	1,825	74,059
Noble Corp. ^	132,700	5,002,790
Occidental Petroleum Corp. ^ #	27,800	2,671,024
Transocean Ltd. ^	60,700	2,857,149
Valero Energy Corp. ^ #	41,800	1,720,906
		27,867,884
OIL & GAS SERVICES - 2.9%
Halliburton Co. ^ #	78,200	4,146,946
National Oilwell Varco, Inc. ^	13,200	1,071,576
Oil States International, Inc. * ^	10,200	1,108,026
PAA Natural Gas Storage LP	57,275	1,304,725
		7,631,273
PHARMACEUTICALS - 5.2%
Actavis PLC *	13,312	2,057,769
Elan Corp. PLC - ADR *	181,840	3,029,454
Eli Lilly & Co. ^ #	14,500	722,390
Merck & Co., Inc.	80,000	3,607,200
Pfizer, Inc. ^ #	142,664	4,376,932
		13,793,745

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013

Security		Shares	Value
PIPELINES - 1.7%
ONEOK, Inc. ^		9,600	$ 542,400
QEP Midstream Partners LP		5,000	114,600
Williams Co., Inc. ^ #		109,700	3,917,387
			4,574,387
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Cole Real Estate Investment, Inc.		37,949	538,876
CommonWealth REIT ^ #		49,171	1,198,297
CYS Investments, Inc. #		9,500	80,655
Weyerhaeuser Co. ^		17,500	532,000
			2,349,828
RETAIL - 0.4%
Saks, Inc. *		20,382	325,908
Shoppers Drug Mart Corp.		10,802	630,143
			956,051
SAVING & LOANS - 1.9%
Hudson City Bancorp, Inc. #		554,100	4,975,818

SEMICONDUCTORS - 0.5%
Spreadtrum Communications, Inc. - ADR		41,560	1,263,840

SOFTWARE - 0.0%
Pactera Technology International Ltd. - ADR *		924	6,523

TELECOMMUNICATIONS - 5.0%
AT&T, Inc. ^ #		29,800	1,078,760
Leap Wireless International, Inc. * ^ #		131,544	2,117,858
Sprint Corp. * ^		165,465	1,113,579
T-Mobile US, Inc. ^		13,000	360,490
Verizon Communications, Inc. ^ #		82,700	4,177,177
Vodafone Group PLC - ADR ^		120,437	4,434,490
			13,282,354
TRUCKING & LEASING - 1.0%
AMERCO *		13,500	2,726,055

TOTAL COMMON STOCK (Cost - $168,307,723)			178,471,264

EXCHANGE TRADED FUNDS - 1.5%
CLOSED-END FUNDS - 1.5%
Eaton Vance Floating-Rate Income Trust #		166,674	2,646,783
Invesco Senior Income Trust		240,801	1,288,285
TOTAL EXCHANGE TRADED FUNDS (Cost - $3,951,892)			3,935,068
		Dividend
	Shares	Rate
PREFERRED STOCK - 9.2%
REAL ESTATE INVESTMENT TRUSTS - 3.6%
Countrywide Capital IV #	70,000	6.7500%	1,765,400
GMAC Capital Trust I #	155,700	8.1250	4,182,102
HSBC USA, Inc.	40,355	6.5000	988,698
Royal Bank of Scotland Group PLC	80,700	6.3500	1,718,103
Royal Bank of Scotland Group PLC #	44,844	7.2500	1,079,395
			9,733,698

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013
		Dividend
Security	Shares	Rate			Value
DIVERSIFIED FINANCIAL SERVICES - 1.6%
RBS Capital Funding Trust VII #	44,746	6.0800%			$ 979,937
SLM Corp. #	16,439	1.9544			1,105,523
SLM Corp. #	44,708	6.9700			2,102,617
					4,188,077
PIPELINES - 1.6%
NuStar Logistics LP #	170,900	7.6250			4,368,204

REAL ESTATE - 0.8%
American Homes 4 Rent	80,000	5.0000			2,040,000

REAL ESTATE INVESTMENT TRUSTS - 1.6%
CommonWealth REIT#	150,000	7.2500			3,442,500
LaSalle Hotel Properties #	50,000	7.5000			1,233,000
					4,675,500

TOTAL PREFERRED STOCK (Cost - $25,504,508)					25,005,479

	Principal	Interest		Maturity
BONDS & NOTES - 15.7%	Amount	Rate		Date
AIRLINES - 2.3%
American Airlines, Inc. - 144A ***#	$ 2,025,000	7.5000%		3/15/2016	2,450,250
American Airlines, Inc. ***#	2,921,000	10.5000		10/15/2012	3,636,645
					6,086,895
BANKS - 3.1%
JPMorgan Chase & Co. #	1,500,000	7.9000	+	Perpetual	1,655,321
Royal Bank of Scotland Group PLC	2,650,000	7.6400	+	Perpetual	2,563,875
Royal Bank of Scotland Group PLC	1,000,000	7.6480	+	Perpetual	1,050,000
Wells Fargo & Co. #	2,750,000	7.9800	+	Perpetual	3,100,625
					8,369,821
COMMERCIAL SERVICES - 0.4%
Lender Processing Services, Inc. #	1,086,000	5.7500		4/15/2023	1,137,585

DIVERSIFIED FINANCIAL SERVICES - 2.6%
General Electric Capital Corp. #	2,600,000	7.125	+	Perpetual	2,903,737
Goldman Sachs Capital I #	4,000,000	6.345		2/15/2034	4,014,840
					6,918,577
FOREST PRODUCTS & PAPER - 1.6%
Boise Paper Holdings LLC#	3,850,000	8.0000		4/1/2020	4,381,300

HEALTHCARE PRODUCTS - 0.6%
Accellent, Inc. #	1,500,000	8.375		2/1/2017	1,580,625

MUNICIPAL - 0.9%
Louisiana Public Facilities Authority	2,391,000	9.7500		8/1/2014	2,414,910

OIL & GAS SERVICES - 0.7%
Oil States International, Inc. - 144A #	1,725,000	5.1250		1/15/2023	1,925,531

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
TELECOMMUNICATIONS - 3.5%
Clearwire Finance, Inc. - 144A#	$ 2,986,000	12.0000%	12/1/2015	$ 3,100,961
Clearwire Finance, Inc. - 144A	2,869,000	12.0000	12/1/2017	3,378,248
Cricket Communications, Inc. #	2,041,000	7.7500	10/15/2020	2,339,496
MertoPCS Wireless, Inc.	405,000	6.6250	11/15/2020	429,806
				9,248,511

TOTAL BONDS & NOTES ( Cost - $41,445,957)				42,063,755

CONVERTIBLE BOND - 0.6%
OIL & GAS PRODUCERS - 0.6%
Petrominerales LTD	1,500,000	3.2500	6/12/2017	1,485,165
TOTAL CONVERTIBLE BOND ( Cost $1,484,825)

PURCHASED PUT OPTIONS - 0.3%			Contracts**
AMERCO, Expiration January 2014, Exercise Price $175.00			68	17,510
American International Group, Inc., Expiration January 2014, Exercise Price $42.00			175	3,850
American International Group, Inc., Expiration January 2014, Exercise Price $44.00			97	3,104
American International Group, Inc., Expiration February 2014, Exercise Price $40.00			365	12,045
American International Group, Inc., Expiration November 2013, Exercise Price $42.00			97	194
Anadarko Petroleum Corp., Expiration November 2013, Exercise Price $77.50			330	3,960
Ashland, Inc., Expiration January 2014, Exercise Price $75.00			160	10,800
AT&T, Inc., Expiration January 2014, Exercise Price $31.00			1,150	11,500
Berry Petroleum Co. - Cl A, Expiration November 2013, Exercise Price $35.00			368	1,840
BP PLC - ADR, Expiration January 2014, Exercise Price $37.00			937	6,091
Citigroup, Inc., Expiration January 2014, Exercise Price $40.00			600	12,600
CommonWealth REIT, Expiration January 2014, Exercise Price $17.50			492	15,990
CONSOL Energy, Inc., Expiration January 2014, Exercise Price $33.00			493	44,863
DISH Network Corp. - Cl. A, Expiration January 2014, Exercise Price $40.00			111	6,660
DISH Network Corp. - Cl. A, Expiration December 2013, Exercise Price $38.00			58	1,305
DISH Network Corp. - Cl. A, Expiration December 2013, Exercise Price $39.00			134	3,685
Dover Corp., Expiration December 2013, Exercise Price $75.00			186	2,790
Dover Corp., Expiration December 2013, Exercise Price $80.00			103	3,348
Dow Chemical Co., Expiration January 2014, Exercise Price $34.00			673	26,247
El du Pont de Nemours & Co., Expiration January 2014, Exercise Price $52.50			614	12,894
Eli Lilly & Co., Expiration January 2014, Exercise Price $43.00			96	1,728
Eli Lilly & Co., Expiration December 2013, Exercise Price $50.00			39	5,733
Equinix, Inc., Expiration January 2014, Exercise Price $140.00			31	6,355
Equinix, Inc., Expiration January 2014, Exercise Price $160.00			79	55,300
Equinix, Inc., Expiration December 2013, Exercise Price $150.00			79	21,093
General Motors Co., Expiration December 2013, Exercise Price $29.00			1,558	7,790
General Motors Co., Expiration December 2013, Exercise Price $30.00			448	3,584
Halliburton Co., Expiration November 2013, Exercise Price $47.00			782	1,564
Health Management Associates, Inc., - Cl. A Expiration November 2013, Exercise Price $11.00			1,106	11,060
Hess Corp., Expiration January 2014, Exercise Price $70.00			189	11,907
Hess Corp., Expiration December 2013, Exercise Price $70.00			468	15,210
Huntsman Corp., Expiration January 2014, Exercise Price $14.00			1,110	11,100
Huntsman Corp., Expiration February 2014, Exercise Price $18.00			1,108	27,700
Huntsman Corp., Expiration November 2013, Exercise Price $14.00			224	1,120
Huntsman Corp., Expiration November 2013, Exercise Price $15.00			344	1,720
Ingersoll-Rand PLC, Expiration January 2014, Exercise Price $52.50			152	3,040
Ingersoll-Rand PLC, Expiration December 2013, Exercise Price $50.00			58	580
International Paper Co., Expiration January 2014, Exercise Price $40.00			845	43,095

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013

Security		Contracts**	Value
PURCHASED PUT OPTIONS (Continued) - 0.3%
Iron Mountain, Inc., Expiration January 2014, Exercise Price $17.50		1,100	$ 16,500
Iron Mountain, Inc., Expiration January 2014, Exercise Price $20.00		515	10,300
Lamar Advertising Co. - Cl. A, Expiration January 2014, Exercise Price $39.00		187	11,220
Lamar Advertising Co. - Cl. A, Expiration January 2014, Exercise Price $40.00		692	51,900
Merck & Co., Inc., Expiration January 2014, Exercise Price $44.00		520	46,280
Murphy Oil Corp., Expiration January 2014, Exercise Price $55.00		74	1,850
National-Oil well, Varco, Inc., Expiration January 2014, Exercise Price $70.00		116	6,148
Noble Corp., Expiration December 2013, Exercise Price $33.00		1,327	25,213
Occidental Petroleum Corp., Expiration January 2014, Exercise Price $87.50		57	7,580
Occidental Petroleum Corp., Expiration November 2013, Exercise Price $72.50		57	228
Occidental Petroleum Corp., Expiration November 2013, Exercise Price $75.00		221	662
Oil States International, Inc., Expiration March 2014, Exercise Price $85.00		92	9,200
ONEOK, Inc., Expiration January 2014, Exercise Price $47.50		96	2,880
Pfizer, Inc., Expiration December 2013, Exercise Price $23.00		348	696
Pfizer, Inc., Expiration December 2013, Exercise Price $25.00		793	1,983
Safeway, Inc., Expiration January 2014, Exercise Price $28.00		370	7,400
SLM Corp., Expiration January 2014, Exercise Price $18.00		822	6,576
SLM Corp., Expiration January 2014, Exercise Price $20.00		403	4,030
SLM Corp., Expiration January 2014, Exercise Price $21.00		464	5,800
SPDR S&P 500 ETF Trust, Expiration December 2013, Exercise Price $173.00		165	39,104
SPDR S&P 500 ETF Trust, Expiration December 2013, Exercise Price $174.00		114	31,008
Financial Select Sector SPDR, Expiration January 2014, Exercise Price $20.00		252	9,324
Sprint Corp., Expiration February 2014, Exercise Price $5.00		543	4,073
T-Mobile US, Inc., Expiration January 2014, Exercise Price $20.00		999	15,984
T-Mobile US, Inc., Expiration November 2013, Exercise Price $18.00		130	2,600
Time Warner Cable, Inc., Expiration November 2013, Exercise Price $95.00		230	1,380
Timken Co., Expiration December 2013, Exercise Price $47.50		212	11,872
Timken Co., Expiration December 2013, Exercise Price $50.00		282	29,328
Timken Co., Expiration December 2013, Exercise Price $52.50		40	8,000
Transocean Ltd., Expiration February 2014, Exercise Price $38.00		112	3,080
Transocean Ltd., Expiration November 2013, Exercise Price $40.00		490	980
Valero Energy Corp., Expiration January 2014, Exercise Price $29.00		382	3,438
Valero Energy Corp., Expiration December 2013, Exercise Price $29.00		281	984
Valero Energy Corp., Expiration December 2013, Exercise Price $30.00		172	860
Verizon Communications, Inc., Expiration November 2013, Exercise Price $42.00		414	1,242
Visteon Corp., Expiration December 2013, Exercise Price $60.00		304	13,680
Vivendi, Expiration November 2013, Exercise Price $15.00		516	701
Vodafone Group PLC - ADR, Expiration January 2014, Exercise Price $26.00		109	545
Vodafone Group PLC - ADR, Expiration January 2014, Exercise Price $29.00		240	1,200
Weyerhaeuser Co., Expiration April 2014, Exercise Price $24.00		175	6,125
Williams Co., Inc., Expiration November 2013, Exercise Price $30.00		955	2,865
Williams Co., Inc., Expiration January 2014, Exercise Price $30.00		142	3,550
TOTAL PURCHASED PUT OPTIONS (Cost - $1,706,748)			839,324

SHORT-TERM INVESTMENT - 5.2%		Interest
MONEY MARKET FUND - 5.2%	Shares	Rate
First American Government Obligations Fund	14,205,990	0.00%+	14,205,990
TOTAL SHORT-TERM INVESTMENT (Cost - $14,205,990)

TOTAL INVESTMENTS - 99.5% (Cost - $256,607,643)			$ 266,006,045
OTHER ASSETS LESS LIABILITIES - 0.5%			1,344,995
NET ASSETS - 100.0%			$ 267,351,040

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013

Security	Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS - (4.8) %
Actavis PLC, Expiration November 2013, Exercise Price $125.00	133	$ 395,675
AMERCO, Expiration January 2014, Exercise Price $190.00	135	262,575
American International Group, Inc., Expiration January 2014, Exercise Price $47.00	250	140,000
American International Group, Inc., Expiration January 2014, Exercise Price $50.00	97	29,100
American International Group, Inc., Expiration February 2014, Exercise Price $47.00	365	217,175
Anadarko Petroleum Corp., Expiration November 2013, Exercise Price $85.00	330	361,350
Ashland, Inc., Expiration January 2014, Exercise Price $85.00	172	170,280
AT&T, Inc., Expiration January 2014, Exercise Price $35.00	1,438	247,336
Berry Petroleum Co. - Cl A, Expiration November 2013, Exercise Price $40.00	184	147,200
Berry Petroleum Co. - Cl A, Expiration November 2013, Exercise Price $45.00	184	55,200
BP PLC - ADR, Expiration January 2014, Exercise Price $42.00	1,041	473,655
Celesio AG, Expiration December 2013, Exercise Price $19.00	25	9,875
Citigroup, Inc., Expiration January 2014, Exercise Price $46.00	805	313,950
CommonWealth REIT, Expiration January 2014, Exercise Price $22.50	492	148,830
CONSOL Energy, Inc., Expiration January 2014, Exercise Price $36.00	493	117,334
DISH Network Corp. - Cl. A, Expiration January 2014, Exercise Price $45.00	111	54,945
DISH Network Corp. - Cl. A, Expiration December 2013, Exercise Price $42.00	58	39,440
DISH Network Corp. - Cl. A, Expiration December 2013, Exercise Price $43.00	134	84,420
Dover Corp., Expiration December 2013, Exercise Price $85.00	186	139,500
Dover Corp., Expiration December 2013, Exercise Price $90.00	103	31,827
Dow Chemical Co., Expiration January 2014, Exercise Price $38.00	673	164,212
El du Pont de Nemours & Co., Expiration January 2014, Exercise Price $60.00	614	142,448
Eli Lilly & Co., Expiration January 2014, Exercise Price $48.00	96	22,704
Eli Lilly & Co., Expiration December 2013, Exercise Price $52.50	49	980
Equinix, Inc., Expiration January 2014, Exercise Price $160.00	31	34,100
Equinix, Inc., Expiration January 2014, Exercise Price $180.00	79	22,357
Equinix, Inc., Expiration December 2013, Exercise Price $170.00	79	30,020
Equinix, Inc., Expiration December 2013, Exercise Price $195.00	17	935
Fidelity National Financial, Inc. - Cl A, Expiration December 2013, Exercise Price $27.00	389	69,242
General Motors Co., Expiration December 2013, Exercise Price $34.00	1,845	664,200
General Motors Co., Expiration December 2013, Exercise Price $35.00	15	4,155
General Motors Co., Expiration December 2013, Exercise Price $36.00	146	30,368
Halliburton Co., Expiration November 2013, Exercise Price $50.00	782	289,340
Health Management Assoc. - Cl. A, Inc., Expiration November 2013, Exercise Price $14.00	949	9,490
Health Management Assoc., Inc. - Cl. A, Expiration November 2013, Exercise Price $15.00	157	1,570
Hess Corp., Expiration January 2014, Exercise Price $80.00	189	77,490
Hess Corp., Expiration December 2013, Exercise Price $77.50	468	248,040
Huntsman Corp., Expiration January 2014, Exercise Price $18.00	1,110	588,300
Huntsman Corp., Expiration February 2014, Exercise Price $21.00	1,108	315,780
Ingersoll-Rand PLC, Expiration January 2014, Exercise Price $60.00	184	156,400
Ingersoll-Rand PLC, Expiration December 2013, Exercise Price $57.50	65	66,950
International Paper Co., Expiration January 2014, Exercise Price $44.00	845	184,210
Iron Mountain, Inc., Expiration January 2014, Exercise Price $22.50	1,615	710,600
J.P. Morgan Chase & Co., Expiration December 2013, Exercise Price $45.00	486	57,348
J.P. Morgan Chase & Co., Expiration December 2013, Exercise Price $46.00	486	32,805
Lamar Advertising Co. - Cl. A, Expiration January 2014, Exercise Price $45.00	223	65,785
Lamar Advertising Co. - Cl. A, Expiration January 2014, Exercise Price $46.00	656	160,720
Leap Wireless International, Inc., Expiration April 2014, Exercise Price $16.00	14	756
Leap Wireless International, Inc., Expiration November 2013, Exercise Price $16.00	1,229	20,893
MAKO Surgical Corp., Expiration January 2014, Exercise Price $30.00	150	1,875
Merck & Co., Inc., Expiration January 2014, Exercise Price $48.00	800	20,800
Murphy Oil Corp., Expiration January 2014, Exercise Price $65.00	74	51,060
National-Oill well, Varco, Inc., Expiration January 2014, Exercise Price $77.50	132	72,600
Noble Corp., Expiration December 2013, Exercise Price $37.00	1,327	228,244

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013

Security	Contracts ++	Value
SCHEDULE OF WRITTEN CALL OPTIONS (Continued) - (4.8) %
Occidental Petroleum Corp., Expiration November 2013, Exercise Price $85.00	221	$ 262,769
Occidental Petroleum Corp., Expiration January 2014, Exercise Price $95.00	57	25,365
Oil States International, Inc., Expiration March 2014, Exercise Price $100.00	102	134,640
ONEOK, Inc., Expiration January 2014, Exercise Price $52.50	96	48,000
Perrigo, Expiration November 2013, Exercise Price $110.00	67	186,260
Perrigo, Expiration November 2013, Exercise Price $115.00	61	140,910
Perrigo, Expiration November 2013, Exercise Price $120.00	10	18,020
Pfizer, Inc., Expiration December 2013, Exercise Price $28.00	435	125,280
Pfizer, Inc., Expiration December 2013, Exercise Price $29.00	991	173,425
Safeway, Inc., Expiration January 2014, Exercise Price $32.00	370	140,600
SLM Corp., Expiration January 2014, Exercise Price $23.00	822	218,241
SLM Corp., Expiration January 2014, Exercise Price $25.00	867	89,735
Sprint Corp., Expiration February 2014, Exercise Price $6.00	543	52,671
Sprint Corp., Expiration November 2013, Exercise Price $6.00	881	69,599
Sprint Corp., Expiration November 2013, Exercise Price $7.00	230	1,840
T-Mobile US, Inc., Expiration January 2014, Exercise Price $23.00	999	494,505
T-Mobile US, Inc., Expiration November 2013, Exercise Price $21.00	130	85,150
Time Warner Cable, Inc., Expiration November 2013, Exercise Price $105.00	230	305,900
Timken Co., Expiration December 2013, Exercise Price $50.00	129	50,052
Timken Co., Expiration December 2013, Exercise Price $60.00	113	2,825
Transocean Ltd., Expiration February 2014, Exercise Price $43.00	112	53,200
Transocean Ltd., Expiration November 2013, Exercise Price $46.00	327	57,879
Transocean Ltd., Expiration December 2013, Exercise Price $49.00	168	14,112
Umpqua Holdings Corp., Expiration March 2014, Exercise Price $15.00	748	125,290
Valero Energy Corp., Expiration January 2014, Exercise Price $33.00	346	291,332
Valero Energy Corp., Expiration January 2014, Exercise Price $34.00	36	27,000
Valero Energy Corp., Expiration December 2013, Exercise Price $36.00	36	20,520
Verizon Communications, Inc., Expiration December 2013, Exercise Price $43.00	7	5,320
Verizon Communications, Inc., Expiration November 2013, Exercise Price $46.00	829	377,195
Verizon Communications, Inc., Expiration February 2014, Exercise Price $50.00	142	31,524
Verizon Communications, Inc., Expiration April 2014, Exercise Price $43.00	64	50,400
Visteon Corp., Expiration December 2013, Exercise Price $70.00	304	255,360
Vivendi, Expiration November 2013, Exercise Price $16.50	516	154,872
Vodafone Group PLC, Expiration January 2014, Exercise Price $31.00	109	70,850
Vodafone Group PLC, Expiration January 2014, Exercise Price $34.00	240	76,800
Vodafone Group PLC, Expiration January 2014, Exercise Price $35.00	514	123,360
Weyerhaeuser Co., Expiration April 2014, Exercise Price $29.00	175	47,250
Williams Co., Inc., Expiration November 2013, Exercise Price $34.00	955	300,824
Williams Co., Inc., Expiration January 2014, Exercise Price $34.00	142	35,784
TOTAL WRITTEN CALL OPTIONS - (Premiums Received - $10,016,526)		12,731,103

SCHEDULE OF WRITTEN PUT OPTIONS - (0.0) %
American Realty Capital, Expiration April 2014, Exercise Price $125.00	83	8,300
Fidelity National Financial, Inc. - Cl A, Expiration December 2013, Exercise Price $24.00	620	12,400
SPDR S&P 500 ETF Trust, Expiration December 2013, Exercise Price $168.00	104	12,480
SPDR S&P 500 ETF Trust, Expiration December 2013, Exercise Price $169.00	76	10,412
TOTAL WRITTEN PUT OPTIONS - (Premiums Received - $54,835)		43,592

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013

Security	Shares	Value
SECURITIES SOLD SHORT * - (9.9) %
American Realty Capital Properties, Inc.	41,474	$ 550,360
Community Health Systems, Inc.	6,170	269,197
Discovery Communications, Inc. - Cl. A	20,758	1,845,801
Fidelity National Financial, Inc. - Cl A	65,541	1,844,979
Intercontinental Exchange, Inc.	41,031	7,907,905
Liberty Global PLC - Cl. A	11,631	911,522
Loblaw Cos Ltd.	6,443	294,445
M&T Bank Corp.	46,482	5,230,619
PacWest Bancorp	3,824	145,504
Plains All American Pipeline LP	25,487	1,305,444
SPDR S&P 500 ETF Trust	2,392	420,346
T-Mobile US, Inc.	14,600	404,858
Twenty-First Century Fox, Inc. - Cl. A	90,040	3,068,563
Umpqua Holdings Corp.	75,700	1,239,209
WhiteWave Foods Co. - Cl A	46,900	938,468
TOTAL SECURITIES SOLD SHORT - (Proceeds - $22,092,187)		26,377,220

* Non-Income producing security.
** Each Purchased Option contract allows the Fund to sell 100 shares of the underlying security at the exercise price.
*** Issuer in default on interest payments, non-interest producing security.
ADR- American Depositary Receipt.
+ Variable rate security. Interest rate is as of October 31, 2013.
^ Subject to call option written.
++ Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.

# All or a portion of the security is segregated as collateral for securities sold short and/or options purchased/written at October 31, 2013. Total collateral had a value of $185,842,555 at October 31, 2013.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

		Unrealized
LONG EQUITY SWAP CONTRACTS - 2.1%		Appreciation/ (Depreciation)
Apollo Residential Mortgage Equity Swap, JP Morgan - May 14, 2014		(334,229)
to receive total return of Apollo Residential Mortgage less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $1,137,268)

AT&T, Inc. Equity Swap, JP Morgan - November 28, 2013		288,197
to receive total return of AT&T less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $3,887,149)

Celesio AG Equity Swap, JP Morgan - December 10, 2014		206,898
to receive total return of Celesio AG less USD- 3 Month LIBOR plus 0.40%
(NOTIONAL AMOUNT $1,450,967)

Crestwood Midstream Partners Equity Swap, JP Morgan - October 9, 2014		129,276
to receive total return of Crestwood Midstream Partners less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $0)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013
Unrealized
LONG EQUITY SWAP CONTRACTS - 2.1%	Appreciation/ (Depreciation)
CYS Investments, Inc. Equity Swap, JP Morgan - May 6, 2014	$ (1,021,153)
to receive total return of CY Investments, Inc. less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $3,331,384)

Elan Corp. PLC Equity Swap, JP Morgan - November 1, 2014	158,993
to receive total return of Elan Corp. PLC less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $4,879,641)

Grain Corp. Ltd Equity Swap, JP Morgan - August 7, 2014	(53,886)
to receive total return of Grain Corp. Ltd . less USD- 3 Month LIBOR plus 0.40%
(NOTIONAL AMOUNT $2,615,387)

Invensys PLC Equity Swap, JP Morgan - October 13, 2014	272,270
to receive total return of Invensys PLC less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $7,915,370)

JP Morgan Chase & Co. Alerian MLP Index ETN Equity Swap, JP Morgan - December 6, 2013	1,148,463
to receive total return of JP Morgan Chase & Co. Alerian MLP Index ETN less USD- 3 Month LIBOR plus 1.00%
(NOTIONAL AMOUNT $6,269,127)

Koninklijke KPN NV Equity Swap, JP Morgan - September 3, 2014	11,360
to receive total return of Koninklijke KPN NV less USD- 3 Month LIBOR plus 0.40%
(NOTIONAL AMOUNT $283,502)

Life Technologies Corp. Equity Swap, JP Morgan - October 30, 2014	157,135
to receive total return of Life Technologies Corp. less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $9,337,924)

Molex, Inc. Equity Swap, JP Morgan - November 4, 2014	(3,147)
to receive total return of Molex, Inc. less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $6,313,297)

NYSC Euronext Equity Swap, JP Morgan - May 12, 2014	1,186,655
to receive total return of NYSE Euronext less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $9,399,263)

T-Mobile US, Inc. Equity Swap, JP Morgan - May 2, 2014	3,175,362
to receive total return of T-Mobile US, Inc. less USD- 3 Month LIBOR plus 0.30%
(NOTIONAL AMOUNT $0)

Vivendi Equity Swap, JP Morgan - August 20, 2014	251,306
to receive total return of Vivendi less USD- 3 Month LIBOR plus 0.40%
(NOTIONAL AMOUNT $1,057,917)

TOTAL LONG EQUITY SWAP CONTRACTS	5,573,500

SHORT EQUITY SWAP CONTRACTS- 0.4%
Perrigo Equity Swap, JP Morgan - November 1, 2014	(167,480)
to pay total return of Perrigo less USD- 3 Month LIBOR plus 0.60%
(NOTIONAL AMOUNT $2,942,766)

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Monthly Distribution Fund (Continued)
October 31, 2013
			Unrealized
SHORT EQUITY SWAP CONTRACTS- (0.1) %			Appreciation/ (Depreciation)
Publicis Groupe Equity Swap, JP Morgan - October 15, 2014			$ (130,420)
to pay total return of Publicis Groupe less USD- 3 Month LIBOR plus 0.40%
(NOTIONAL AMOUNT $4,196,911)

Schneider Electric SA Equity Swap, JP Morgan - October 13, 2014			(46,312)
to pay total return of Schneider Electric SA less USD- 3 Month LIBOR plus 0.40%
(NOTIONAL AMOUNT $2,176,664)
TOTAL SHORT EQUITY SWAP CONTRACTS			(344,212)

TOTAL EQUITY SWAP CONTRACTS			$ 5,229,288

Portfolio Composition * - (Unaudited)
Financial	21.84%	Short-Term Investment	5.36%
Energy	18.72%	Industrial	3.73%
Communications	16.63%	Utilities	1.99%
Consumer, Non-cyclical	13.44%	Funds	1.48%
Basic Materials	8.09%	Government	0.91%
Consumer, Cyclical	7.33%	Technology	0.48%
* Based on total value of investments as of October 31, 2013		Total	100.00%
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Corporate/Government Bond Fund

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Bonds in general experienced a volatile fiscal year. Bonds broadly started the fiscal year in negative territory, but quickly moved into positive territory by the end of the second fiscal quarter. This abruptly changed in the third fiscal quarter with a decline that would not be recovered by fiscal year-end. Treasuries in the middle of the yield curve, as measured by the BofA ML Treasuries 5-7 Years Index, ended the fiscal year down 1.3 percent.  These intermediate-term Treasuries had increased 1.4 percent through the first half of the fiscal year, which was subsequently followed by a decline in the second half of the fiscal year of 2.6 percent. This volatility was exacerbated when looking at long-term Treasuries, as measured by the BofA ML Treasuries 10+ Years Index, which declined 9.0 percent over the fiscal year. Although these long-term bonds had finished the first half of the fiscal year up 0.9 percent, the 9.8 percent freefall in the second half of the fiscal year placed them significantly in negative territory.  Broad investment-grade bonds, as measured by the Barclays Aggregate Bond Index, closed the fiscal year down 1.1 percent. Corporate bonds, as measured by the BofA ML U.S. Corporate Bond Master Index, were also down 1.1 percent during the fiscal year.

The dramatic spike in yields on Treasuries, and in turn the rest of the bond market, was primarily caused by comments from the Federal Open Market Committee that they may begin "tapering" the bond-buying program. This program has primarily aided in providing support for bond prices at the intermediate-term and long-term segments of the yield curve. Interest rates rose steeply after these comments, although specific dates for the tapering were not provided. Future Federal Open Market Committee comments revealed that it was not likely to occur in 2013. The 10-year Treasury Bond yield hit a fiscal year low in November 2012 of 1.5 percent. After the "tapering" comments at the beginning of the third fiscal quarter, the yield had spiked to 2.1 percent by the end of May. Interest rates continued to rise until early July when the yield reached 2.7 percent. 10-year Treasury Bond yields then peaked in early September just shy of 3.0 percent before subsiding down to 2.5 percent at the end of the fiscal year. This rise in interest rates of approximately 1.2 percent in the short two-month period was the primary reason that most bonds were negative during the fiscal year.

The Sub-Adviser continues to maintain a relative underweight to Treasuries in general, which greatly contributed to relative performance over the fiscal year.  This, coupled with the U.S. economy showing some signs of moderate growth helped to push lower-rated bonds higher. The Sub-Adviser maintained the Fund's overweight to high-yield bonds, which contributed to both absolute performance as well as relative performance. During the fiscal year, high-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, outperformed investment-grade bonds in general by 9.8 percent. In addition, the Sub-Adviser continued to overweight bank loan debt as they gravitated towards it for the yield advantage and the low sensitivity to increases in interest rates.  Bank loans in general, as measured by the S&P / LSTA Leveraged Loan Index, rose 5.4 percent during the fiscal year. The most notable performance of the bank loans occurred during the interest rate spike. From the beginning of the interest rate spike in May through the high in September, interest rates had risen 1.5 percent. During this same time period,10-year Treasury Bonds declined 10.2 percent while bank loans rose 0.6 percent.

The Sub-Adviser has consistently retained an optimistic outlook on the U.S. economy, but it does not anticipate that the economy will see substantial growth. Instead, the Sub-Adviser believes that the U.S. economy may experience low-to-moderate growth around the 2 percent rate. This "slow" growth environment may still be healthy for bonds, as many companies have taken advantage of the low interest rate environment to refinance, generally enhancing their bottom-line for the long-term. The Sub-Adviser is cautious that the postponement of the tapering of the bond-buying program by the Federal Open Market Committee has generally provided investors courage to venture into riskier, higher-yielding assets.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	0.17%	3.48%	7.21%	4.76%
Class C Class A with load of 4.50% Class A without load	(0.59)% (4.62)% (0.15)%	2.71% 1.63% 3.21%	6.40% 5.94% 6.91%	3.98% 4.20%* 4.90%*
Morningstar Intermediate-Term Bond Category	(0.43)%	3.43%	7.33%	4.23%
Barclays Aggregate Bond Index	(1.08)%	3.02%	6.09%	4.74%

*Class A commenced operations on January 3, 2007.

The Morningstar Intermediate-Term Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.10% for Class N, 1.85% for Class C and 1.35% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund
October 31, 2013
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BONDS & NOTES - 50.0%
AEROSPACE/DEFENSE - 0.3%
AAR Corp.-144A	$ 235,000	7.250%		1/15/2022	$ 249,100

AGRICULTURE - 0.3%
Reynolds American, Inc.	300,000	3.250		11/1/2022	284,058

AIRLINES ABS - 1.7%
Air Canada 2013-1 Class B Pass Through Trust-144A	114,500	5.375		5/15/2021	110,779
Continental Airlines 1997-4 Class A Pass Through Trust	504,416	6.900		1/2/2018	537,203
Continental Airlines 2009-2 Class A Pass Through Trust	255,407	7.250		11/10/2019	291,165
Delta Air Lines 2009-1 Class A Pass Through Trust	328,542	7.750		12/17/2019	378,645
Delta Air Lines 2011-1 Class A Pass Through Trust	329,515	5.300		4/15/2019	354,229
					1,672,021
AUTO MANUFACTURERS - 0.1%
General Motors Co.-144A	100,000	3.500		10/2/2018	102,500

AUTO PARTS & EQUIPMENT - 0.8%
American Axle & Manufacturing, Inc.	255,000	6.250		3/15/2021	269,663
Dana Holding Corp.	235,000	5.375		9/15/2021	241,462
Meritor, Inc.	215,000	6.750		6/15/2021	218,225
					729,350
AUTOMOBILE ABS - 3.0%
AmeriCredit Automobile Receivables Trust 2012-4 C	640,000	1.930		8/8/2018	641,149
AmeriCredit Automobile Receivables Trust 2012-3 D	610,000	3.030		7/9/2018	621,481
Avis Budget Rental Car Funding AESOP LLC 2013-1A A-144A	625,000	1.920		9/20/2019	617,732
Capital Auto Receivables Asset Trust / Ally 2013-1 C	590,000	1.740		10/22/2018	583,327
Santander Drive Auto Receivables Trust 2013-1 D	380,000	2.270		1/15/2019	373,298
					2,836,987
BANKS - 8.1%
Banco de Credito e Inversiones-144A	325,000	4.000		2/11/2023	305,182
Banco Santander Chile-144A	300,000	3.875		9/20/2022	288,671
Banco Votorantim SA-144A	275,000	7.375		1/21/2020	299,750
Bank of America Corp.	515,000	5.625		7/1/2020	591,027
Bank of India/London-144A	305,000	3.625		9/21/2018	297,253
Barclays Bank PLC-144A	270,000	6.050		12/4/2017	304,820
CorpGroup Banking SA-144A	250,000	6.750		3/15/2023	224,375
Fifth Third Bancorp	200,000	5.100	+	Perpetual	180,500
Goldman Sachs Group Inc.	375,000	5.750		1/24/2022	425,950
JPMorgan Chase & Co.	510,000	3.250		9/23/2022	493,561
JPMorgan Chase & Co.	300,000	5.150	+	Perpetual	273,000
JPMorgan Chase & Co.	40,000	6.125		6/27/2017	45,746
KeyCorp	380,000	5.100		3/24/2021	422,175
Korea Finance Corp.	230,000	4.625		11/16/2021	249,238
Macquarie Bank Ltd.-144A	17,000	6.625		4/7/2021	18,922
Morgan Stanley	185,000	4.100		5/22/2023	179,049
Morgan Stanley	225,000	6.375		7/24/2042	267,170
PNC Financial Services Group Inc.	255,000	4.850	+	Perpetual	233,325
Regions Financial Corp.	320,000	2.000		5/15/2018	314,999
Russian Agricultural Bank OJSC Via RSHB Capital SA-144A	300,000	5.100		7/25/2018	306,843
State Bank of India/London-144A	310,000	3.250		4/18/2018	303,056
Turkiye Garanti Bankasi AS-144A	330,000	5.250		9/13/2022	314,820

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2013
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BANKS - 8.1% (continued)
UBS AG/Stamford CT	$ 650,000	7.625%		8/17/2022	$ 742,281
VTB Bank OJSC Via VTB Capital SA-144A	530,000	6.000		4/12/2017	565,775
Zions Bancorporation	115,000	4.500		6/13/2023	115,545
					7,763,033
BUILDING MATERIALS - 0.3%
Builders FirstSource, Inc.-144A	185,000	7.625		6/1/2021	192,863
CPG Merger Sub LLC-144A	85,000	8.000		10/1/2021	88,400
					281,263
CHEMICALS - 1.2%
Hexion US Finance Corp.	170,000	6.625		4/15/2020	174,038
Ineos Finance PLC-144A	235,000	8.375		2/15/2019	262,906
NewMarket Corp.	305,000	4.100		12/15/2022	295,989
Nufarm Australia Ltd.-144A	235,000	6.375		10/15/2019	243,225
Tronox Finance LLC	175,000	6.375		8/15/2020	178,937
					1,155,095
COMMERCIAL MBS - 6.4%
A10 Securitization 2013-1 B LLCA10 2013-1 B-144A	300,000	4.120		11/15/2025	299,768
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR9 A4B	580,000	4.943		9/11/2042	617,385
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 A4	600,000	5.694	+	6/11/2050	679,759
Bear Stearns Commercial Mortgage Securities Trust 2007-TOP28 A3	108,505	5.793		9/11/2042	110,238
CD 2006-CD2 Mortgage Trust 2006-CD2 A2	620,000	5.367	+	1/15/2046	641,066
Commercial Mortgage Trust 2007-GG9 A4	650,000	5.444		3/10/2039	721,112
Extended Stay America Trust 2013-ESH7 A27-144A	300,000	2.958		12/5/2031	296,084
Government National Mortgage Association 2012-147 AK	502,579	2.586	+	4/16/2054	524,803
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP7 A4	600,000	5.863	+	4/15/2045	659,021
LB-UBS Commercial Mortgage Trust 2007-C7 A3	64,536	5.866	+	9/15/2045	72,486
Morgan Stanley Capital I Trust 2005-IQ10 A4B	510,000	5.284	+	9/15/2042	540,332
Morgan Stanley Capital I Trust 2007-IQ14 AM	224,000	5.690	+	4/15/2049	233,280
Morgan Stanley Capital I Trust 2007-TOP27 A4	690,000	5.647	+	6/11/2042	784,131
					6,179,465
COMMERCIAL SERVICES - 1.2%
ADT Corp.-144A	180,000	6.250		10/15/2021	191,250
Ahern Rentals, Inc.-144A	195,000	9.500		6/15/2018	210,113
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.	295,000	5.500		4/1/2023	289,100
Ceridian HCM Holding Inc.-144A	5,000	11.000		3/15/2021	5,875
Iron Mountain, Inc.	195,000	5.750		8/15/2024	187,200
Live Nation Entertainment, Inc.-144A	240,000	7.000		9/1/2020	256,200
					1,139,738
COMPUTERS - 0.4%
NCR Corp.	220,000	4.625		2/15/2021	218,350
Seagate HDD Cayman-144A	10,000	3.750		11/15/2018	10,000
Spansion LLC	160,000	7.875		11/15/2017	166,800
					395,150
DIVERSIFIED FINANCIAL SERVICES - 2.7%
Aircastle Ltd.	165,000	7.625		4/15/2020	185,625
Denali Borrower LLC / Denali Finance Corp.-144A	265,000	5.625		10/15/2020	263,012
Ford Motor Credit Co. LLC	270,000	5.750		2/1/2021	308,223
General Electric Capital Corp.	250,000	4.650		10/17/2021	274,192
General Electric Capital Corp.	200,000	5.250	+	Perpetual	191,500
General Electric Capital Corp.	100,000	7.125	+	Perpetual	111,682
General Motors Financial Co. Inc.-144A	240,000	4.750		8/15/2017	255,000
International Lease Finance Corp.	160,000	6.250		5/15/2019	175,200

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2013
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
DIVERSIFIED FINANCIAL SERVICES - 2.7% (continued)
Jefferies Group LLC	$ 65,000	6.875%		4/15/2021	$ 73,775
Macquarie Group Ltd.-144A	250,000	6.250		1/14/2021	276,161
MPH Intermediate Holding Co. 2-144A	105,000	8.375		8/1/2018	109,462
Nationstar Mortgage LLC / Nationstar Capital Corp.	200,000	6.500		6/1/2022	196,250
SLM Corp.	200,000	5.500		1/25/2023	192,049
					2,612,131
ELECTRIC - 0.6%
Calpine Corp.-144A	220,000	7.500		2/15/2021	238,700
Electricite de France SA-144A	315,000	5.250	+	Perpetual	310,204
					548,904
ELECTRONICS - 0.3%
Rexel SA-144A	245,000	5.250		6/15/2020	251,125

ENTERTAINMENT - 0.9%
GLP Capital LP / GLP Financing II Inc.-144A	10,000	4.375		11/1/2018	10,225
GLP Capital LP / GLP Financing II Inc.-144A	75,000	4.875		11/1/2020	75,750
GLP Capital LP / GLP Financing II Inc.-144A	5,000	5.375		11/1/2023	5,063
Isle of Capri Casinos, Inc.	250,000	5.875		3/15/2021	246,563
Mohegan Tribal Gaming Authority-144A	190,000	9.750		9/1/2021	204,487
Penn National Gaming Inc.-144A	120,000	5.875		11/1/2021	120,600
Six Flags Entertainment Corp.-144A	245,000	5.250		1/15/2021	241,325
United Artists Theatre Circuit Inc. 1995-A Pass Through Trust *	2,399	9.300		7/1/2015	2,452
					906,465
FOOD - 0.8%
Chiquita Brands International, Inc. / Chiquita Brands LLC-144A	160,000	7.875		2/1/2021	174,000
Flowers Foods, Inc.	300,000	4.375		4/1/2022	300,129
Ingles Markets, Inc.-144A	200,000	5.750		6/15/2023	196,500
Sun Merger Sub, Inc.-144A	110,000	5.875		8/1/2021	115,225
					785,854
FOREST PRODUCTS & PAPER - 0.7%
Inversiones CMPC S.A.-144A	430,000	4.375		5/15/2023	409,367
Sappi Papier Holding GmbH-144A	235,000	7.750		7/15/2017	250,275
					659,642
HEALTHCARE-SERVICES - 0.3%
Tenet Healthcare Corp.-144A	220,000	8.125		4/1/2022	241,450

HOLDING COMPANIES-DIVERSIFIED - 0.9%
Hutchison Whampoa International 12 Ltd.-144A	370,000	6.000	+	Perpetual	391,738
KOC Holding AS-144A	200,000	3.500		4/24/2020	180,500
Nielsen Co. Luxembourg SARL/The-144A	270,000	5.500		10/1/2021	278,100
					850,338
HOME BUILDERS - 0.5%
Brookfield Residential Properties, Inc.-144A	245,000	6.500		12/15/2020	253,575
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.-144A	190,000	5.250		4/15/2021	185,725
					439,300
HOME EQUITY ABS - 1.5%
Bayview Financial Mortgage Pass-Through Trust 2006-A 1A4 (a)	560,000	6.087		2/28/2041	599,364
GSAA Trust 2005-1 AF4(a)	556,432	5.421		11/25/2034	594,424
Security National Mortgage Loan Trust 2004-1A AF3-144A	351,536	6.420	+	6/25/2032	289,564
					1,483,352

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2013
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
INSURANCE - 1.7%
Allstate Corp.	$ 405,000	5.750	+%	8/15/2053	$ 414,872
Chubb Corp.	85,000	6.375	+	3/29/2067	93,075
Genworth Holdings Inc.	410,000	4.900		8/15/2023	427,830
ING U.S., Inc.	245,000	5.650	+	5/15/2053	232,750
Prudential Financial Inc.	425,000	5.200	+	3/15/2044	414,375
					1,582,902
INTERNET - 0.1%
Equinix Inc.	130,000	4.875		4/1/2020	131,137

IRON/STEEL - 1.1%
Carpenter Technology Corp.	300,000	4.450		3/1/2023	296,193
Gerdau Trade, Inc.-144A	370,000	4.750		4/15/2023	351,500
United States Steel Corp.	180,000	6.875		4/1/2021	188,100
Vale Overseas Ltd.	190,000	4.375		1/11/2022	186,868
					1,022,661
LODGING - 1.0%
Boyd Gaming Corp.	230,000	9.000		7/1/2020	248,975
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.-144A	270,000	5.625		10/15/2021	277,931
MGM Resorts International	235,000	6.750		10/1/2020	256,737
Station Casinos LLC	170,000	7.500		3/1/2021	183,175
					966,818
MEDIA - 1.1%
Clear Channel Communications, Inc.	100,000	9.000		12/15/2019	102,000
Clear Channel Worldwide Holdings, Inc.	250,000	7.625		3/15/2020	268,125
Nara Cable Funding Ltd.-144A	220,000	8.875		12/1/2018	235,950
Sirius XM Radio Inc.-144A	245,000	4.250		5/15/2020	234,281
Univision Communications, Inc.-144A	175,000	8.500		5/15/2021	194,688
					1,035,044
METAL FABRICATE/HARDWARE - 0.3%
TMK OAO Via TMK Capital SA-144A	245,000	6.750		4/3/2020	240,100

OIL & GAS - 3.1%
BreitBurn Energy Partners LP / BreitBurn Finance Corp.	190,000	7.875		4/15/2022	192,850
Calumet Specialty Products Partners LP/Calumet Finance Corp.	235,000	9.625		8/1/2020	263,787
Chesapeake Energy Corp.	220,000	6.625		8/15/2020	249,150
Lukoil International Finance BV-144A	310,000	4.563		4/24/2023	297,213
Novatek OAO via Novatek Finance Ltd.-144A	305,000	4.422		12/13/2022	290,894
Parker Drilling Co.-144A	240,000	7.500		8/1/2020	250,500
Petrobras International Finance Co.	300,000	5.375		1/27/2021	306,532
Petroleos Mexicanos	655,000	3.500		1/30/2023	609,150
Phillips 66	195,000	5.875		5/1/2042	215,339
Plains Exploration & Production Co.	235,000	6.875		2/15/2023	261,437
					2,936,852
OIL & GAS SERVICES - 0.4%
Compagine Generale de Geophysique Veritas, SA	235,000	6.500		6/1/2021	245,575
Weatherford International Ltd/Bermuda	175,000	4.500		4/15/2022	177,299
					422,874
OTHER ABS - 0.3%
Countrywide Asset-Backed Certificates 2005-1 AF5A	300,000	5.497	+	7/25/2035	291,404

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2013
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
PHARMACEUTICALS - 0.6%
Mylan Inc-144A	$ 365,000	3.125%		1/15/2023	$ 335,358
Valeant Pharmaceuticals International-144A	170,000	6.750		8/15/2018	187,000
Valeant Pharmaceuticals International-144A	35,000	7.500		7/15/2021	39,025
					561,383
PIPELINES - 0.2%
Williams Cos Inc.	230,000	3.700		1/15/2023	211,869

REITS - 1.7%
Corporate Office Properties LP	315,000	3.600		5/15/2023	290,496
DDR Corp.	210,000	7.875		9/1/2020	261,153
Digital Realty Trust LP	335,000	5.250		3/15/2021	352,973
DuPont Fabros Technology LP-144A	215,000	5.875		9/15/2021	221,450
Highwoods Realty LP	305,000	3.625		1/15/2023	287,527
Ventas Realty LP / Ventas Capital Corp.	205,000	3.250		8/15/2022	195,434
					1,609,033
RETAIL - 0.8%
Bon-Ton Department Stores, Inc.	200,000	8.000		6/15/2021	188,250
Hot Topic, Inc.-144A	125,000	9.250		6/15/2021	131,562
Landry's, Inc.-144A	125,000	9.375		5/1/2020	135,937
QVC, Inc.	310,000	4.375		3/15/2023	296,825
					752,574
SOFTWARE - 1.0%
Activision Blizzard Inc.-144A	270,000	6.125		9/15/2023	282,825
Dun & Bradstreet Corp.	305,000	4.375		12/1/2022	301,991
First Data Corp.-144A	135,000	8.250		1/15/2021	144,450
First Data Corp.-144A	245,000	11.750		8/15/2021	250,512
					979,778
TELECOMMUNICATIONS - 3.0%
AT&T, Inc.	315,000	3.875		8/15/2021	319,358
CenturyLink, Inc.	240,000	5.625		4/1/2020	245,100
CenturyLink, Inc.	220,000	6.450		6/15/2021	229,900
Cincinnati Bell, Inc.	245,000	8.375		10/15/2020	262,762
Digicel Group Ltd.-144A	200,000	8.250		9/30/2020	212,000
EarthLink, Inc.	175,000	8.875		5/15/2019	173,687
Intelsat Jackson Holdings SA	195,000	6.625		12/15/2022	199,875
SBA Telecommunications Inc.	230,000	5.750		7/15/2020	240,350
Sprint Corp.-144A	170,000	7.250		9/15/2021	183,812
Telefonica Emisiones SAU	265,000	4.570		4/27/2023	264,628
Wind Acquisition Finance SA-144A	250,000	11.750		7/15/2017	265,938
Windstream Corp.	235,000	7.750		10/15/2020	253,213
					2,850,623
TRANSPORTATION - 0.2%
Gulfmark Offshore, Inc.	230,000	6.375		3/15/2022	232,875

WL COLLATERAL CMO - 0.5%
CSMC Trust 2013-IVR3 A2-144A	517	3.000	+	5/25/2043	485
GSMPS Mortgage Loan Trust 2006-RP1-1A4 -144A	256,078	8.500		1/25/2036	277,017
WaMu Mortgage Pass-Through Certificates Series 2003-S8 A2 Trust	234,786	5.000		9/25/2018	243,982
					521,484

TOTAL BONDS & NOTES ( Cost - $47,763,548)					47,915,732

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2013
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
FOREIGN GOVERNMENT BOND - 0.3%
Morocco Government International Bond-144A (Cost - $303,829)	$ 300,000	4.250%		12/11/2022	$ 283,500

MUNICIPAL - 0.3%
Rockdale County Water & Sewerage Authority (Cost - $305,000)	305,000	3.060		7/1/2024	287,414

U.S. GOVERNMENT & AGENCY - 33.5%
U.S. GOVERNMENT AGENCY - 8.1%
Federal National Mortgage Association (b)	485,000	0.000		10/9/2019	416,073
Fannie Mae Pool 735061	78,718	6.000		11/1/2034	87,399
Fannie Mae Pool 866009	120,243	6.000		3/1/2036	132,277
Fannie Mae Pool 938574	546,107	5.500		9/1/2036	597,231
Fannie Mae Pool 310041	282,752	6.500		5/1/2037	313,817
Fannie Mae Pool 909141	34,337	6.000		1/1/2038	38,140
Fannie Mae Pool 909153	33,320	6.000		2/1/2038	37,008
Fannie Mae Pool 929191	232,190	6.000		3/1/2038	258,040
Fannie Mae Pool 909175	74,302	5.500		4/1/2038	81,165
Fannie Mae Pool 962752	71,590	5.000		4/1/2038	79,153
Fannie Mae Pool 975649	346,709	6.000		7/1/2038	383,654
Fannie Mae Pool 909220	169,993	6.000		8/1/2038	186,311
Fannie Mae Pool AA7001	420,040	5.000		6/1/2039	459,577
Fannie Mae Pool AD0727	724,259	6.000		8/1/2039	796,608
Fannie Mae Pool AO8769	1,750,927	3.500		8/1/2042	1,798,004
Freddie Mac Gold Pool G05888	124,064	5.500		10/1/2039	134,617
Freddie Mac Gold Pool G06380	1,196,210	6.500		2/1/2035	1,347,701
Freddie Mac Gold Pool G01499	42,473	7.000		1/1/2033	50,486
Freddie Mac Gold Pool G01980	484,129	5.000		12/1/2035	532,842
					7,730,103
U.S. TREASURY OBLIGATIONS - 25.4%
United States Treasury Note	15,000,000	1.375		9/30/2018	15,060,345
United States Treasury Note	3,000,000	1.750		5/15/2023	2,802,306
United States Treasury Note	5,875,000	2.000		2/15/2023	5,642,297
United States Treasury Bond	960,000	3.125		2/15/2043	869,625
					24,374,573

TOTAL U.S. GOVERNMENT & AGENCY (Cost - $32,411,538)					32,104,676

BANK LOANS - 5.5%
Alcatel Lucent USA Inc	250,110	5.750		1/30/2019	254,188
Altisource Solutions	140,293	5.750		11/27/2019	141,433
American Airlines Inc	232,418	4.750		6/27/2019	234,234
American Renal Holdings, Inc.	280,000	8.500		2/14/2020	273,000
Blue Coat Systems Inc.	165,000	9.500		6/28/2020	166,856
CBAC Borrower, LLC	57,000	8.250		7/2/2020	58,995
CHG Companies	14,000	9.000		11/19/2020	14,257
Clear Channel Communication, Inc.	59,745	6.750		1/30/2019	56,959
Clear Channel Communication, Inc.	235,255	3.650		1/29/2016	228,871
Commerical Barge Line Co.	334,320	7.500	+	9/23/2019	330,977
Fieldwood Energy	140,000	8.375		9/30/2020	142,768
FMG Resources	297,000	5.250	+	10/18/2017	298,099
Frac Tech International LLC	235,000	8.500	+	5/6/2016	233,287
Houghton International Inc.	243,163	5.250	+	12/20/2019	243,873
INC Research LLC	90,921	6.000	+	7/12/2018	91,603
Integra Telecom	190,045	5.250	+	2/22/2019	192,578

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Corporate/Government Bond Fund (Continued)
October 31, 2013
	Principal	Interest		Maturity
Security	Amount	Rate		Date	Value
BANK LOANS - 5.5% (continued)
International Equipment Sol	$ 120,000	6.750	+%	8/16/2019	$ 119,700
Inventiv Health Inc.	119,990	7.500	+	8/4/2016	118,610
Navistar Inc	166,667	5.750	+	8/17/2017	170,208
Noranda Aluminum Acquistion	187,572	5.750	+	2/28/2019	174,207
Peppermill Casinos, Inc.	243,772	7.000	+	11/9/2018	248,495
Rite Aid Corp.	16,000	5.750	+	8/21/2020	16,429
Riverbed Technology	43,825	4.000	+	12/18/2019	44,172
RP Crown Parent LLC	181,938	6.750	+	12/21/2018	184,053
Rural/Metro Operating Company	124,364	5.250	+	6/29/2018	119,933
Saxon Energy Services, Inc.	207,955	5.500	+	2/13/2019	209,450
SESAC Inc	108,183	6.000	+	2/8/2019	108,926
Sorenson Communications, Inc.	184,075	9.500	+	10/31/2014	186,797
Surgery Center	134,640	6.000	+	4/11/2019	134,721
TWCC Holding Corp.	98,000	7.000	+	6/26/2020	100,757
United Surgical Partners Intl Inc.	96,515	6.000	+	4/3/2019	97,106
Zuffa, LLC	305,935	4.500	+	2/25/2020	307,466
TOTAL BANK LOANS - (Cost - $5,258,447)					5,303,008

PREFERRED STOCK - 1.0%	Shares	Dividend Rate
BANKS - 0.8%
GMAC Capital Trust I	17,600	8.125	+%	2/15/2040	472,736
Zions Bancorporation	10,800	6.950	+	9/15/2028	283,716
					756,452
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Citigroup Capital XIII	7,200	7.875	+	10/30/2040	198,000

TOTAL PREFERRED STOCK - ( Cost - $890,000)					954,452

SHORT-TERM INVESTMENT - 6.7%
MONEY MARKET FUND - 6.7%
Fidelity Institutional Money Market Funds - Government Portfolio
TOTAL SHORT-TERM INVESTMENT - ( Cost - $6,415,392)	6,415,392	0.010	+		6,415,392

TOTAL INVESTMENTS - 97.3% ( Cost - $93,347,754)					$ 93,264,174
OTHER ASSETS LESS LIABILITIES - 2.7%					2,557,907
NET ASSETS - 100.0%					$ 95,822,081

ABS - Asset Backed Security		CMO - Collateralized Mortgage Obligation
MBS - Mortgage Back Security		REIT - Real Estate Investment Trust
+ Variable rate security. Interest rate is as of October 31, 2013.
* The value of this security has been determined in good faith under the policies of the Board of Trustees.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a) Step-Up Bond; the interest rate shown is the rate in effect as of October 31, 2013.
(b) Zero coupon security. Payment received at maturity.
Portfolio Composition * - (Unaudited)
Corporate Notes & Bonds	51.40%	Preferred Stocks			1.00%
U.S. Government & Agencies Notes & Bonds	34.40%	Foreign Government			0.30%
Short-Term Investment	6.90%	Municipal			0.30%
Bank Loans	5.70%	Total			100.00%
* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham High-Yield Bond Fund

Message from the Sub-Adviser (PENN Capital Management Company, Inc.)

High-yield bonds, as measured by the BofA ML High-Yield Bond Cash Pay Index, outperformed investment-grade corporate bonds, as measured by the BofA ML Corporate Master Index, and Treasury bonds, as measured by the BofA ML US Treasury / Agency Master Index, every fiscal quarter during the fiscal year. During the fiscal year, Treasury bonds decreased 1.8 percent, while corporate bonds decreased 1.1 percent and high-yield bonds increased 8.8 percent.

Within the high-yield bond market, securities rated CCC and lower outperformed securities rated BB and B during the fiscal year. Bonds rated CCC and lower increased 14.8 percent during the fiscal year, while bonds rated BB and B rose 6.4 percent and 9.0 percent, respectively. This large differential in performance detracted from the Fund's relative performance. The Sub-Adviser believes that bonds rated CCC and lower have remained attractive to investors as default rates are still relatively low and investor demand for additional yield has been relatively high. However, this large run-up in the lower rated bonds has generally compressed yield spreads, resulting in less reward, in the form of yield, for investors now considering bonds rated CCC and lower.

During most of the fiscal year, the Sub-Adviser was overweight high-yield bonds in the energy sector and also in mining companies related to energy such as coal miners. Although this overweight in coal mining companies in the first half of the fiscal year generally had little effect on relative performance, it detracted from relative performance through the end of the fiscal year. High-yield bonds within the sector underperformed the broad high-yield index by 3.1 percent for the second half of the fiscal year. For example, Arch Coal, Inc. (039380AE0), a coal processor and marketer, fell 8.7 percent in the third fiscal quarter followed by a 3.8 percent decline in the fourth fiscal quarter. However, some holdings within the related industry groups added value, such as Alpha Natural Resources, Inc. (576203AJ2), a steam and metallurgical coal distributor. Alpha Natural Resources, Inc. rose 3.9 percent in the second half of the fiscal year. The Sub-Adviser was encouraged by some favorable financing terms that the company was able to secure. During the fiscal year, the Alpha Natural Resources, Inc. bond rose 5.4 percent. Within the energy sector, Sabine Pass LNG LP (785583AF2), a liquefied natural gas storage and distribution servicer, rose 8.4 percent during the fiscal year and also experienced moderately positive performance in the second half of the fiscal year, up 1.7 percent. Sabine Pass LNG LP is one of the first U.S. companies to receive authority to re-liquefy and export liquid natural gas to foreign countries.

The Sub-Adviser generally retained the Fund's overweight in the telecommunications sector, which the Sub-Adviser believed was an area that would benefit high-yield bondholders through company consolidation.  This overweight generally detracted from relative performance during the fiscal year, as high-yield telecommunication bonds underperformed high-yield bonds as a whole by 2.2 percent. On an individual holdings basis, the telecommunications sector provided mixed results for the Fund. After the acquisition of Sprint Nextel Corporation (852061AM2) by SoftBank Corp., a telecommunications provider based in Japan, was completed in July, the Fund continued to hold the bonds. The Sprint Nextel Corporation bonds in the Fund depreciated 0.3 percent during the fourth fiscal quarter. However, those same bonds had returned 6.6 percent in the third fiscal quarter. Related to the same merger, once it was clear that DISH Network Corp. would not win the Sprint Nextel Corporation acquisition, the Sub-Adviser added DISH Network Corp. (25470XAB1) to the Fund at the end of June. Since that acquisition through the end of the fiscal year, the DISH Network Corp. bonds appreciated 6.1 percent.

The Sub-Adviser continues to believe that as a whole, company balance sheets in the high-yield space, particularly those rated BB and B, continue to improve. Many of these companies have reduced or consolidated their debt burden and have taken advantage of the low interest rate environment to lock in historically low financing rates. The Sub-Adviser remains optimistic that the U.S. economy may experience moderate growth, which it believes is favorable for high-yield bonds, in general. In addition, the Sub-Adviser believes that a lower economic growth rate may prompt larger firms to seek acquisitions as a means for growth. This may include companies with below investment grade debt, benefitting the high-yield market.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception(7/1/05)
Class N	6.05%	6.98%	12.95%	6.13%
Class C Class A with load of 4.50% Class A without load	5.17% 1.00% 5.74%	6.18% 5.11% 6.72%	12.11% 11.64% 12.68%	5.33% 4.97%* 5.67%*
Morningstar High-Yield Bond Category	8.28%	7.99%	14.82%	6.76%
BofA ML BB U.S. Non-Distressed HY Index	7.50%	8.41%	13.79%	7.08%

*Class A commenced operations on January 3, 2007.

The Morningstar High-Yield Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds) and below.

BofA ML BB U.S. Non-Distressed HY Index is an unmanaged portfolio constructed to mirror the public high-yield corporate debt market and is a subset of the Merrill Lynch High Yield Master II Index. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.14% for Class N, 1.89% for Class C and 1.39% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund
October 31, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BONDS & NOTES - 86.7%
AEROSPACE/DEFENSE - 0.5%
Triumph Group, Inc. - 144A	$ 815,000	4.8750%	4/1/2021	$ 792,588

APPAREL - 1.5%
Jones Group, Inc.	880,000	6.8750	3/15/2019	921,800
Perry Ellis International, Inc.	550,000	7.8750	4/1/2019	589,875
Wolverine World Wide, Inc.	980,000	6.1250	10/15/2020	1,048,600
				2,560,275
AUTO MANUFACTURERS - 0.5%
Chrysler Group LLC / CG Co-Issuer, Inc.	700,000	8.2500	6/15/2021	795,375

AUTO PARTS & EQUIPMENT - 2.4%
Allison Transmission, Inc. - 144A	725,000	7.1250	5/15/2019	784,812
Pittsburgh Glass Works LLC - 144A	1,350,000	8.0000	11/15/2018	1,368,562
Pittsburgh Glass Works LLC - 144A	1,165,000	8.5000	4/15/2016	1,222,551
Titan International, Inc. - 144A	695,000	6.8750	10/1/2020	715,850
				4,091,775
BANKS - 3.4%
Ally Financial, Inc.	345,000	4.7500	9/10/2018	359,518
Ally Financial, Inc.	335,000	7.5000	9/15/2020	393,206
Ally Financial, Inc.	800,000	8.0000	3/15/2020	954,000
CIT Group, Inc.	295,000	5.3750	5/15/2020	317,494
CIT Group, Inc. - 144A	750,000	5.5000	2/15/2019	815,625
Synovus Financial Corp.	1,370,000	5.1250	6/15/2017	1,404,250
Synovus Financial Corp.	1,255,000	7.8750	2/15/2019	1,433,838
				5,677,931
CHEMICALS - 2.5%
PetroLogistics Finance Corp. - 144A	800,000	6.2500	4/1/2020	804,000
PolyOne Corp.	695,000	7.3750	9/15/2020	772,319
Taminco Global Chemical Corp. - 144A	680,000	9.7500	3/31/2020	775,200
TPC Group, Inc. - 144A	910,000	8.7500	12/15/2020	962,325
Tronox Finance LLC	815,000	6.3750	8/15/2020	833,338
				4,147,182
COAL - 1.4%
Alpha Appalachia Holdings, Inc.	620,000	3.2500	8/1/2015	592,100
Arch Coal, Inc.	605,000	8.7500	8/1/2016	608,025
Arch Coal, Inc.	255,000	9.8750	6/15/2019	218,025
Peabody Energy Corp.	385,000	6.0000	11/15/2018	408,100
Peabody Energy Corp.	540,000	6.2500	11/15/2021	560,250
				2,386,500
COMMERCIAL SERVICES - 5.0%
Avis Budget Finance, Inc.	170,000	8.2500	1/15/2019	186,150
Avis Budget Finance, Inc.	155,000	9.7500	3/15/2020	182,125
Cardtronics, Inc.	905,000	8.2500	9/1/2018	986,450
CoreLogic, Inc.	610,000	7.2500	6/1/2021	658,800
DynCorp International, Inc.	690,000	10.3750	7/1/2017	729,675
Envision Healthcare Corp.	995,000	8.1250	6/1/2019	1,085,843
The Hertz Corp.	320,000	5.8750	10/15/2020	338,400
The Hertz Corp.	410,000	6.7500	4/15/2019	444,338
Live Nation Entertainment, Inc. - 144A	750,000	7.0000	9/1/2020	800,625

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
COMMERCIAL SERVICES (CONTINUED) - 5.0%
Safway Group Holding LLC - 144A	$ 800,000	7.0000%	5/15/2018	$ 832,000
TransUnion LLC	295,000	11.3750	6/15/2018	328,925
United Rentals North America, Inc.	545,000	7.6250	4/15/2022	613,125
United Rentals North America, Inc.	255,000	8.2500	2/1/2021	290,063
United Rentals North America, Inc.	360,000	8.3750	9/15/2020	404,100
WEX, Inc. - 144A	510,000	4.7500	2/1/2023	476,850
				8,357,469
COMPUTERS - 0.6%
Stream Global Services, Inc.	330,000	11.2500	10/1/2014	332,475
SunGard Data Systems, Inc.	710,000	6.6250	11/1/2019	745,500
				1,077,975
COSMETICS/PERSONAL CARE - 0.4%
Revlon Consumer Products Corp. - 144A	760,000	5.7500	2/15/2021	753,350

DISTRIBUTION/WHOLESALE - 0.9%
HD Supply, Inc.	1,270,000	11.0000	4/15/2020	1,530,604

DIVERSIFIED FINANCIAL SERVICES - 4.5%
AerCap Aviation Solutions BV	675,000	6.3750	5/30/2017	732,375
Aircastle Ltd.	1,620,000	6.2500	12/1/2019	1,733,400
Aircastle Ltd.	355,000	6.7500	4/15/2017	391,387
Denali Borrower LLC / Denali Finance Corp. - 144A	470,000	5.6250	10/15/2020	466,475
E*TRADE Financial Corp.	970,000	6.0000	11/15/2017	1,033,050
E*TRADE Financial Corp.	800,000	6.3750	11/15/2019	860,000
E*TRADE Financial Corp.	280,000	6.7500	6/1/2016	303,450
International Lease Finance Corp.	570,000	6.2500	5/15/2019	624,150
International Lease Finance Corp.	245,000	8.6250	1/15/2022	297,675
National Money Mart Co.	1,120,000	10.3750	12/15/2016	1,170,400
				7,612,362
ELECTRIC - 2.6%
AES Corp./VA	325,000	8.0000	10/15/2017	384,312
Calpine Corp. - 144A	1,466,000	7.5000	2/15/2021	1,590,610
NRG Energy, Inc.	730,000	7.6250	1/15/2018	832,200
NRG Energy, Inc.	375,000	7.8750	5/15/2021	416,250
NRG Energy, Inc.	1,095,000	8.2500	9/1/2020	1,226,400
				4,449,772
ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
Belden, Inc. - 144A	625,000	5.5000	9/1/2022	628,125
Coleman Cable, Inc.	435,000	9.0000	2/15/2018	464,363
				1,092,488
ELECTRONICS - 1.8%
Sanmina Corp. - 144A	930,000	7.0000	5/15/2019	992,775
Viasystems, Inc. - 144A	1,835,000	7.8750	5/1/2019	1,963,450
				2,956,225
ENTERTAINMENT - 2.3%
Isle of Capri Casinos, Inc.	1,145,000	5.8750	3/15/2021	1,129,256
Palace Entertainment Holdings LLC - 144A	960,000	8.8750	4/15/2017	969,600
Penn National Gaming, Inc. - 144A	820,000	5.8750	11/1/2021	824,100
Pinnacle Entertainment, Inc.	780,000	7.5000	4/15/2021	859,950
				3,782,906

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
FOOD - 0.8%
ARAMARK Corp. - 144A	$ 760,000	5.7500%	3/15/2020	$ 799,900
Smithfield Foods, Inc.	445,000	7.7500	7/1/2017	519,537
				1,319,437
GAS - 1.8%
Sabine Pass LNG LP	325,000	6.5000	11/1/2020	341,250
Sabine Pass LNG LP	2,300,000	7.5000	11/30/2016	2,578,875
				2,920,125
HEALTHCARE-PRODUCTS - 2.6%
Alere, Inc.	725,000	7.2500	7/1/2018	799,312
Biomet, Inc.	960,000	6.5000	8/1/2020	1,024,800
Biomet, Inc.	670,000	6.5000	10/1/2020	700,150
Hologic, Inc.	615,000	6.2500	8/1/2020	656,512
Universal Hospital Services, Inc.	1,050,000	7.6250	8/15/2020	1,107,750
				4,288,524
HEALTHCARE-SERVICES - 2.2%
HCA Holdings, Inc.	1,100,000	7.7500	5/15/2021	1,207,250
HealthSouth Corp.	675,000	7.7500	9/15/2022	742,500
ResCare, Inc.	495,000	10.7500	1/15/2019	555,638
Tenet Healthcare Corp. - 144A	400,000	6.0000	10/1/2020	423,750
Tenet Healthcare Corp.	755,000	8.0000	8/1/2020	823,894
				3,753,032
HOLDING COMPANIES-DIVERSIFIED - 0.1%
WaveDivision Escrow Corp. - 144A	235,000	8.1250	9/1/2020	249,100

HOME BUILDERS - 0.8%
Taylor Morrison Communities, Inc. - 144A	830,000	5.2500	4/15/2021	811,325
Taylor Morrison Communities, Inc. - 144A	553,000	7.7500	4/15/2020	613,830
				1,425,155
HOME FURNISHINGS - 0.5%
Tempur Sealy International, Inc.	780,000	6.8750	12/15/2020	836,550

HOUSEHOLD PRODUCTS - 1.1%
Reynolds Group Issuer, Inc.	340,000	5.7500	10/15/2020	352,750
Reynolds Group Issuer, Inc.	550,000	7.8750	8/15/2019	610,500
Spectrum Brands Escrow Corp. - 144A	680,000	6.3750	11/15/2020	724,200
Spectrum Brands, Inc.	190,000	6.7500	3/15/2020	205,200
				1,892,650
HOUSEWARES - 0.6%
Libbey Glass, Inc.	991,000	6.8750	5/15/2020	1,070,280

INTERNET - 0.6%
CyrusOne Finance Corp.	960,000	6.3750	11/15/2022	972,000

LEISURE TIME - 0.7%
NCL Corp. Ltd. - 144A	1,110,000	5.0000	2/15/2018	1,125,263

LODGING - 2.4%
Boyd Gaming Corp.	795,000	9.1250	12/1/2018	868,538
Felcor Lodging LP	565,000	6.7500	6/1/2019	604,550
Felcor Lodging LP	281,000	10.0000	10/1/2014	302,426

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
LODGING (CONTINUED) - 2.4%
Hilton Worldwide Finance Corp. - 144A	$ 645,000	5.6250%	10/15/2021	$ 663,947
Marina District Finance Co., Inc.	406,000	9.5000	10/15/2015	426,808
MGM Resorts International	390,000	6.7500	10/1/2020	426,075
MGM Resorts International	355,000	8.6250	2/1/2019	418,456
Wynn Las Vegas LLC	250,000	7.8750	5/1/2020	278,750
				3,989,550
MACHINERY-CONSTRUCTION & MINING - 0.4%
Terex Corp.	600,000	6.0000	5/15/2021	630,000

MACHINERY-DIVERSIFIED - 1.4%
Gardner Denver, Inc. - 144A	1,055,000	6.8750	8/15/2021	1,078,738
The Manitowoc Co., Inc.	500,000	5.8750	10/15/2022	507,500
The Manitowoc Co., Inc.	700,000	8.5000	11/1/2020	798,000
				2,384,238
MEDIA - 7.9%
Cequel Communications Holdings I LLC - 144A	855,000	6.3750	9/15/2020	891,338
Clear Channel Worldwide Holdings, Inc.	1,540,000	7.6250	3/15/2020	1,651,650
Crown Media Holdings, Inc.	375,000	10.5000	7/15/2019	423,750
DISH DBS Corp.	575,000	5.1250	5/1/2020	582,187
DISH DBS Corp.	960,000	7.8750	9/1/2019	1,120,800
Entercom Radio LLC	920,000	10.5000	12/1/2019	1,051,100
Gannett Co., Inc. - 144A	605,000	5.1250	10/15/2019	627,687
Gray Television, Inc. - 144A	665,000	7.5000	10/1/2020	699,912
Harron Communications LP- 144A	425,000	9.1250	4/1/2020	473,875
LIN Television Corp.	1,095,000	6.3750	1/15/2021	1,122,375
Nexstar Broadcasting, Inc. - 144A	685,000	6.8750	11/15/2020	719,250
Sinclair Television Group, Inc. - 144A	560,000	6.3750	11/1/2021	579,600
Sirius XM Holdings, Inc. - 144A	545,000	5.2500	8/15/2022	555,900
Starz LLC	2,060,000	5.0000	9/15/2019	2,090,900
Videotron Ltd.	675,000	5.0000	7/15/2022	666,562
				13,256,886
MINING - 1.7%
FMG Resources August 2006 Pty Ltd. - 144A	1,195,000	6.0000	4/1/2017	1,254,750
FMG Resources August 2006 Pty Ltd. - 144A	1,075,000	8.2500	11/1/2019	1,198,625
Kaiser Aluminum Corp.	425,000	8.2500	6/1/2020	483,438
				2,936,813
OFFICE FURNISHINGS - 0.2%
Interface, Inc.	270,000	7.6250	12/1/2018	294,975

OFFICE/BUSINESS EQUIPMENT - 0.6%
CDW LLC	890,000	8.5000	4/1/2019	990,125

OIL & GAS - 11.4%
Bill Barrett Corp.	945,000	7.0000	10/15/2022	954,450
Bill Barrett Corp.	800,000	7.6250	10/1/2019	848,000
Bonanza Creek Energy, Inc.	1,155,000	6.7500	4/15/2021	1,230,075
Chaparral Energy, Inc.	925,000	7.6250	11/15/2022	1,003,625
Chaparral Energy, Inc.	205,000	9.8750	10/1/2020	234,725
Comstock Resources, Inc.	600,000	7.7500	4/1/2019	630,000
Comstock Resources, Inc.	540,000	9.5000	6/15/2020	602,100
Drill Rigs Holdings, Inc. - 144A	810,000	6.5000	10/1/2017	856,575
Energy XXI Gulf Coast, Inc. - 144A	715,000	7.5000	12/15/2021	750,750

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
OIL & GAS (CONTINUED) - 11.4%
EPL Oil & Gas, Inc.	$ 1,160,000	8.2500%	2/15/2018	$ 1,249,900
Gulfport Energy Corp.	1,495,000	7.7500	11/1/2020	1,592,175
Hercules Offshore, Inc. - 144A	595,000	7.5000	10/1/2021	624,750
Hercules Offshore, Inc. - 144A	1,330,000	10.2500	4/1/2019	1,509,550
Linn Energy LLC	705,000	8.6250	4/15/2020	754,350
Offshore Group Investment Ltd.	555,000	7.5000	11/1/2019	606,337
Pacific Drilling SA - 144A	825,000	5.3750	6/1/2020	835,312
Pacific Drilling V Ltd. - 144A	750,000	7.2500	12/1/2017	819,375
Parker Drilling Co.	890,000	9.1250	4/1/2018	956,750
Resolute Energy Corp.	745,000	8.5000	5/1/2020	785,975
SandRidge Energy, Inc.	1,410,000	7.5000	3/15/2021	1,501,650
Swift Energy Co.	350,000	7.1250	6/1/2017	358,750
W&T Offshore, Inc.	450,000	8.5000	6/15/2019	487,125
				19,192,299
OIL & GAS SERVICES - 1.6%
Basic Energy Services, Inc.	575,000	7.7500	10/15/2022	583,625
Hornbeck Offshore Services, Inc.	400,000	5.0000	3/1/2021	395,000
Key Energy Services, Inc.	530,000	6.7500	3/1/2021	539,275
Pioneer Energy Services Corp.	570,000	9.8750	3/15/2018	615,600
Trinidad Drilling Ltd. - 144A	425,000	7.8750	1/15/2019	456,875
				2,590,375
PHARMACEUTICALS - 1.1%
Valeant Pharmaceuticals International - 144A	860,000	6.3750	10/15/2020	922,350
Valeant Pharmaceuticals International - 144A	910,000	6.7500	8/15/2021	973,700
				1,896,050
PIPELINES - 2.0%
El Paso LLC	560,000	7.0000	6/15/2017	634,986
Rockies Express Pipeline LLC - 144A	460,000	6.0000	1/15/2019	410,550
Rockies Express Pipeline LLC - 144A	610,000	6.8500	7/15/2018	576,450
Sabine Pass Liquefaction LLC - 144A	1,395,000	5.6250	2/1/2021	1,415,925
Sabine Pass Liquefaction LLC - 144A	365,000	5.6250	4/15/2023	359,525
				3,397,436
REAL ESTATE - 0.4%
Realogy Group LLC - 144A	635,000	7.6250	1/15/2020	711,200

REITS - 1.1%
iStar Financial, Inc.	1,130,000	7.1250	2/15/2018	1,234,525
RHP Hotel Properties LP- 144A	375,000	5.0000	4/15/2021	364,687
Sabra Health Care LP	175,000	8.1250	11/1/2018	190,750
				1,789,962
RETAIL- 0.2%
Burlington Coat Factory Warehouse Corp.	295,000	10.0000	2/15/2019	331,875

SOFTWARE - 1.8%
BMC Software Finance, Inc. - 144A	1,175,000	8.1250	7/15/2021	1,248,438
BMC Software, Inc.	370,000	7.2500	6/1/2018	384,800
MedAssets, Inc.	1,250,000	8.0000	11/15/2018	1,359,375
				2,992,613
TELECOMMUNICATIONS - 9.1%
Cincinnati Bell, Inc.	1,415,000	8.3750	10/15/2020	1,517,587
Crown Castle International Corp.	330,000	5.2500	1/15/2023	328,350

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham High-Yield Bond Fund (Continued)
October 31, 2013
		Principal	Interest		Maturity
Security		Amount	Rate		Date	Value
TELECOMMUNICATIONS (CONTINUED) - 9.1%
Crown Castle International Corp.		$ 350,000	7.1250%		11/1/2019	$ 379,750
EarthLink, Inc.		1,250,000	7.3750		6/1/2020	1,246,875
EarthLink, Inc.		720,000	8.8750		5/15/2019	714,600
Frontier Communications Corp.		490,000	8.1250		10/1/2018	567,175
Frontier Communications Corp.		730,000	8.5000		4/15/2020	837,675
Frontier Communications Corp.		855,000	9.2500		7/1/2021	1,012,106
Intelsat Jackson Holdings SA		1,520,000	7.2500		10/15/2020	1,656,800
Level 3 Financing, Inc.		805,000	8.1250		7/1/2019	893,550
Level 3 Financing, Inc.		700,000	8.6250		7/15/2020	796,250
SBA Communications Corp.		1,555,000	5.6250		10/1/2019	1,605,538
Sprint Communications, Inc.		825,000	7.0000		8/15/2020	888,938
Sprint Communications, Inc. - 144A		110,000	9.0000		11/15/2018	133,650
Sprint Communications, Inc.		1,450,000	11.5000		11/15/2021	1,895,875
Virgin Media Secured Finance PLC - 144A		375,000	5.3750		4/15/2021	378,750
Windstream Corp.		350,000	7.7500		10/15/2020	377,125
						15,230,594
TRANSPORTATION - 0.7%
Florida East Coast Railway Corp.		1,190,000	8.1250		2/1/2017	1,258,425

TOTAL BONDS & NOTES (Cost - $141,454,362)						145,790,309
			Interest
Security		Shares	Rate
SHORT-TERM INVESTMENT - 12.5%
MONEY MARKET FUND - 12.5%
First American Government Obligations Fund		21,026,734	0.01	%+		21,026,734
TOTAL SHORT-TERM INVESTMENT (Cost - $ 21,026,734)

TOTAL INVESTMENTS - 99.2% (Cost - $ 162,481,096)						$ 166,817,043
OTHER ASSETS LESS LIABILITIES - 0.8%						1,299,140
NET ASSETS - 100.0%						$ 168,116,183

+ Variable rate security. Interest rate is as of October 31, 2013.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

REIT - Real Estate Investment Trust

Portfolio Composition * - (Unaudited)
B3	27.12%		Caa1			6.77%
B1	19.60%		Ba2			5.39%
B2	16.71%		NA			1.29%
Short-Term Investment	12.60%		Ba1			0.38%
Ba3	10.14%		Total			100.00%

* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Loss Averse Equity Income Fund

Message from the Sub-Adviser (PVG Asset Management Corp.)

Long/Short investment strategies, as measured by the IQ Hedge Long/Short Equity Beta Index (the "Benchmark Index"), gained 8.4 percent over the 12-month period ending October 31, 2013.  Nearly half of the gains occurred in the fourth fiscal quarter as managers in this space loosened their hedges somewhat after an anticipated correction in the stock market failed to materialize.  The Sub-Adviser held a cash position of as much as 26 percent in the first fiscal quarter, believing a market downturn to be on the horizon, then slowly invested the bulk of it to end the fiscal year with about 13 percent in cash.

The Sub-Adviser continues to seek and maintain companies that generate income within the Fund, focusing on companies that pay what it believes are attractive dividends. In addition to income generation, the Sub-Adviser is also opportunistic with regards to companies with attractive valuation levels or the potential for significant capital appreciation.  As well, it employs an inverse ETF strategy as a hedging mechanism to provide downward protection in falling markets.

Currently, the Fund is approximately 90 percent invested with 13 percent in cash.  The invested portion has remained relatively steady over the fiscal year at between 65 and 70 percent long the stock market and between 18 and 22 percent in inverse and double inverse ETFs that short the market.  This created an effective hedge of approximately 40 percent and a beta of around 0.3.

The long stock portion of the Fund is divided into two tranches, an income tranche and a growth and income tranche.  The income tranche generally includes business development companies, mortgage REITs, master limited partnerships and electric utilities.  Approximately 50 percent of the holdings are devoted to this sleeve with about 65 percent in business development companies and the other 35 percent invested in a mixture of REITs, energy and global telecom firms.  The growth and income tranche also comprises approximately 50 percent of the long stock positions and includes a variety of other sectors, such as technology, consumer staples, industrials and healthcare stocks.  In this tranche, the Sub-Adviser will buy mainly large blue chip companies that pay a relatively large dividend yet have prospects for substantial growth.

Business development companies, a form of publicly traded private equity that invests in small upcoming businesses, comprised a large percentage of the income tranche throughout the fiscal year.  The Sub-Adviser believes these firms are poised for growth as banks continue to have relatively tight lending standards and maintain conservative loan portfolios.  Such firms had strong performance during the first and last fiscal quarters but lagged in the second and third fiscal quarters as interest rates rose significantly during those time periods.  Prospect Capital Corporation (PSEC), a business development company that invests in middle market firms, had a total return of approximately 7.8 percent in the 12-month period ending October 31, 2013, slightly underperforming the Benchmark Index.

The blue chip stocks held in the growth and income tranche had better performance, particularly in the consumer staples and technology sectors.  Safeway, Inc. (SWY), a large grocery store chain that sold a large division and appears ripe for a takeover, more than doubled during the fiscal year.  The Fund sold about half of the position in the fourth fiscal quarter after the sale of its Canadian Unit.  Microsoft Corporation (MSFT), a large software developer that is held by the Sub-Adviser, rose more than 27 percent in the 12-month period ending October 31, 2013.

Going forward, the Sub-Adviser believes the stock market will be flat to negative with increased volatility as the Federal Reserve begins to taper its stimulus program.  As tapering occurs, the long end of the yield curve will rise 100 to 150 bps and P/Es will contract.  In the last year, the S&P 500 has gained more than 25 percent while earnings growth has been about 5 percent.  The Fund believes the Federal Reserve is largely responsible for that disparity and will continue to hold some cash to increase its hedge position should a significant downturn start to materialize.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (4/30/2010)
Class N	0.80%	1.42%	N/A	1.70%
Class C Class A with load of 5.75% Class A without load	(0.29)% (5.24)% 0.55%	0.39% (0.83)% 1.14%	N/A N/A N/A	0.70% (0.26)% 1.44%
Morningstar Long/Short Equity Category	12.21%	4.61%	N/A	4.29%
IQ Hedge Long/Short Beta Index	8.35%	5.39%	N/A	6.42%

The Morningstar Long-Short Equity Category is generally representative of mutual funds that primarily invest in both long and short positions in equities and related derivatives.

The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.90% for Class N, 2.90% for Class C and 2.15% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Loss Averse Equity Income Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 69.6%			REITS - 18.2%
BANKS - 1.2%			American Capital Mortgage Investment Corp.	8,000	$ 152,880
JPMorgan Chase & Co.	2,500	$ 128,850	American Realty Capital Properties, Inc.	9,000	119,430
			Anworth Mortgage Asset Corp.	20,000	98,200
COMPUTERS - 1.1%			CYS Investments, Inc.	22,500	191,025
Hewlett-Packard Co.	5,000	121,850	Dynex Capital, Inc.	14,000	120,960
			Franklin Street Properties Corp.	9,000	118,800
DIVERSIFIED FINANCIAL SERVICES - 3.0%			Gladstone Commercial Corp.	2,000	37,800
Arlington Asset Investment Corp. - Class A	5,000	123,350	Hospitality Properties Trust	4,600	135,148
Medley Capital Corp.	15,000	209,100	Independence Realty Trust, Inc.	34,000	292,400
		332,450	New York Mortgage Trust, Inc.	18,500	118,770
FOOD - 3.1%			Silver Bay Realty Trust Corp.	488	7,544
ConAgra Foods, Inc.	5,200	165,412	Two Harbors Investment Corp.	40,000	373,200
Safeway, Inc.	5,000	174,500	Whitestone REIT	17,524	241,656
		339,912			2,007,813
INVESTMENT COMPANIES - 11.5%			SEMICONDUCTORS - 3.1%
Apollo Investment Corp.	37,600	320,728	Cypress Semiconductor Corp.	5,500	51,040
BlackRock Kelso Capital Corp.	12,000	112,680	Intel Corp.	9,500	232,085
Fifth Street Finance Corp.	1,200	12,240	Marvell Technology Group Ltd.	5,000	60,000
PennantPark Investment Corp.	10,500	118,230			343,125
Prospect Capital Corp.	36,000	408,240	SOFTWARE - 2.2%
TICC Capital Corp.	30,000	300,000	Microsoft Corp.	7,000	247,450
		1,272,118
MACHINERY DIVERSIFIED - 2.1%			TELECOMMUNICATIONS - 9.5%
Deere & Co.	2,800	229,152	AT&T, Inc.	5,600	202,720
			CenturyLink, Inc.	7,000	237,020
MISCELLANEOUS MANUFACTURING - 2.0%			Cisco Systems, Inc.	3,000	67,500
General Electric Co.	8,500	222,190	Deutsche Telekom AG - ADR	10,000	157,900
			Telefonica Brasil SA - ADR	9,000	199,620
OIL & GAS - 7.3%			Telefonica SA - ADR	4,000	69,880
Enduro Royalty Trust	9,000	118,890	Vodafone Group PLC - ADR	3,000	110,460
Exxon Mobil Corp.	2,500	224,050			1,045,100
Pengrowth Energy Corp.	27,000	174,150
Royal Dutch Shell PLC - ADR	1,500	104,280	TOTAL COMMON STOCK (Cost - $7,336,758)		7,678,009
Transocean Ltd.	3,900	183,573
		804,943	EXCHANGE TRADED FUNDS - 16.4%
PHARMACEUTICALS - 3.0%			DEBT FUNDS - 2.0%
Johnson & Johnson	1,600	148,176	ProShares UltraShort 20+ Year Treasury *	3,000	218,880
Merck & Co., Inc.	4,000	180,360
		328,536	EQUITY FUNDS - 14.4%
PRIVATE EQUITY - 2.3%			Alerian MLP ETF	9,500	169,765
Gladstone Investment Corp.	36,000	254,520	ProShares UltraPro Short S&P 500 *	68,000	1,222,640
			SPDR S&P International Dividend ETF	4,000	192,840
					1,585,245

			TOTAL EXCHANGE TRADED FUNDS (Cost - $1,839,689)		1,804,125

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Loss Averse Equity Income Fund (Continued)
October 31, 2013

		Value
TOTAL INVESTMENTS - 86.0% (Cost - $9,176,447)		$ 9,482,134
OTHER ASSETS LESS LIABILITIES - 14.0%		1,537,518
NET ASSETS - 100.0%		$ 11,019,652

* Non-income producing security.
ADR - American Depositary Receipt.
REIT - Real Estate Investment Trust.

			Portfolio Composition * - (Unaudited)
Financial	42.14%			Consumer, Non-Cyclical	7.05%
Exchange Traded Funds	19.03%			Industrial	4.76%
Communications	11.02%			Total	100.00%
Energy	8.49%
Technology	7.51%

* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Appreciation & Income Fund

Message from the Sub-Adviser (Calamos Advisors, LLC)

Convertible securities, as measured by the Merrill Lynch Convertibles ex Mandatory Index (the "Benchmark Index"), rose 23.82 percent in the 12-month period ending October 31, 2013.  Convertible securities comprise about 42.8 percent of the Fund.  Issuance of new convertible bonds remains low by historical standards as it is generally cheaper for firms to issue traditional bonds but the issuance has increased slightly in recent months.  Some unrated convertible bonds that meet strict criteria may be added in the future as underexposure to below investment grade convertibles has detracted from more recent performance.

Holding tech stocks like Amazon.com Incorporated (AMZN), an online retailer of books and other consumer goods, which gained 56.31 percent for the year, helped the Fund achieve strongly positive returns in the 12-month period ending October 31, 2013.  The Sub-Adviser feels that from a macro standpoint we are in an environment with a great deal of sector rotation, driven somewhat by the speculation on the Federal Market Open Committee (FOMC), as well as on the European and Chinese economies.  The Sub-Adviser rotated from defensive sectors to cyclical ones and it paid off in the returns for the quarter.  The Sub-Adviser believes that the current bull market is only midway through its cycle and that plenty of growth will happen in the next year or two.  The U.S. and global growth is seen to be in the 2.5-3 percent range.  The Sub-Adviser feels that at some point the stimulus will back out from the market and the markets will react to that, and that stocks with the characteristics that the Fund targets will perform better in that type of environment.  The Sub-Adviser believes that if interest rates are rising, the FOMC will be tapering, and that means that the economic growth is real and not just propped up by the government’s bond buying program.  Convertible securities generally have lower interest rate sensitivity than traditional debt.

The Fund generally does not follow the Benchmark Index very closely in terms of sector weighting.  With only 3.1 percent of the Fund allocated to bonds rated CCC or below, the Fund takes on less potential risk than the Benchmark Index, which has 11.9 percent allocated to those generally more risky issues.  The Sub-Adviser feels that energy, information technology, financials and industrials have cycled back to favor.  As a result of this belief, the information technology sector is now becoming more of a focus in the Fund.  By adding several companies from that sector to the Fund, it is now pretty much right in line with the benchmark in its weighting.  Healthcare was also increased in weighting in the Fund with the addition of Cubist Pharmaceuticals (CBST) and Healthways (HWAY).  The Sub-Adviser believes that small biotech and biopharma companies are trading at 200-300 percent of par and that has been driving the convertible market in healthcare.

The Sub-Adviser believes that more volatility is expected with still historically-low interest rates on the rise in recent months as well as the political instability throughout the U.S. and the developed world.  While increasing rates are seen as a sign of positive economic developments, the Sub-Adviser believes that they will also bring instability to the markets in the short term.  Europe appears to be improving and that may help the U.S. as well as the reelection of Chancellor Merkel which the Sub-Adviser believes was a sign that Germany may continue to lead the recovery in Europe.  Emerging markets are also seen as a source of global growth despite headwinds that face countries like Brazil, India and China. With historically strong performance during periods of volatile upwardly moving equity markets, convertible securities appear to be an attractive investment in the current market conditions.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	16.59%	8.49%	14.06%	6.07%
Class C Class A with load of 5.75% Class A without load	15.35% 9.55% 16.21%	7.39% 6.09% 8.23%	12.96% 12.46% 13.80%	5.02% 4.56%* 5.47%*
Morningstar Moderate Allocation Category	15.12%	9.28%	11.34%	5.30%
ML Conv. ex Mandatory Index	23.82%	11.38%	17.58%	6.94%

*Class A commenced operations on January 3, 2007.

The Morningstar Moderate Allocation Category is generally representative of mutual funds that typically have 50% to 70% of assets in equities and the remainder in fixed income securities and cash.

The Merrill Lynch Convertibles ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.61% for Class N, 2.61% for Class C and 1.86% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund
October 31, 2013

Security	Shares	Value
COMMON STOCK - 42.5%
AGRICULTURE - 1.1%
Lorillard, Inc.	2,700	$ 137,727
Philip Morris International, Inc.	1,355	120,758
		258,485
BANKS - 4.7%
Citigroup, Inc.	4,500	219,510
The Goldman Sachs Group, Inc.	870	139,948
JPMorgan Chase & Co.	7,800	402,012
Wells Fargo & Co.	8,300	354,327
		1,115,797
BEVERAGES - 2.1%
The Coca-Cola Co.	12,537	496,089

BIOTECHNOLOGY - 0.6%
Celgene Corp. *	915	135,868

COMMERCIAL SERVICES - 1.8%
Mastercard, Inc.- Cl. A	600	430,260

COMPUTERS - 5.5%
Accenture PLC - Cl. A	5,875	431,813
Apple, Inc.	1,700	887,995
		1,319,808
DIVERSIFIED FINANCIAL SERVICES - 2.1%
Franklin Resources, Inc.	4,800	258,528
T Rowe Price Group, Inc.	3,200	247,712
		506,240
FOOD - 0.5%
Mondelez International, Inc. - Cl. A	3,800	127,832

HOUSEHOLD PRODUCTS/WARES - 0.6%
Tupperware Brands Corp.	1,600	143,440

INSURANCE - 0.8%
American International Group, Inc.	3,500	180,775

INTERNET - 4.0%
Amazon.com, Inc. *	1,500	546,045
eBay, Inc. *	8,000	421,680
		967,725
MISCELLANEOUS MANUFACTURING - 2.8%
Dover Corp.	4,300	394,697
Eaton Corp. PLC	4,000	282,240
		676,937

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2013

Security			Shares	Value
OIL & GAS - 2.8%
Anadarko Petroleum Corp.			1,300	$ 123,877
Antero Resources Corp. *			183	10,338
Continental Resources, Inc./OK *			1,150	130,985
EOG Resources, Inc.			1,040	185,536
Occidental Petroleum Corp.			2,400	230,592
				681,328
OIL & GAS SERVICES - 3.0%
National Oilwell Varco, Inc.			3,000	243,540
Schlumberger Ltd.			5,200	487,344
				730,884
PHARMACEUTICALS - 2.9%
Johnson & Johnson			6,200	574,182
Merck & Co., Inc.			2,600	117,234
				691,416
RETAIL - 2.8%
Costco Wholesale Corp.			1,500	177,000
The Home Depot, Inc.			2,500	194,725
PVH Corp.			950	118,341
Walgreen Co.			3,100	183,644
				673,710
SEMICONDUCTORS - 1.6%
QUALCOMM, Inc.			5,600	389,032

SOFTWARE - 1.3%
Oracle Corp.			9,000	301,500

TELECOMMUNICATIONS - 1.0%
Cisco Systems, Inc.			11,000	247,500

TRANSPORTATION - 0.5%
Union Pacific Corp.			750	113,550

TOTAL COMMON STOCK (Cost - $7,869,970)				10,188,176
	Principal	Interest	Maturity
CONVERTIBLE BONDS - 42.8%	Amount	Rate	Date
APPAREL - 1.5%
Iconix Brand Group, Inc. - 144A	$ 280,000	1.5000%	3/15/2018	359,800

BIOTECHNOLOGY - 5.4%
Cubist Pharmaceuticals, Inc. - 144A	150,000	1.1250	9/1/2018	162,562
Cubist Pharmaceuticals, Inc. - 144A	75,000	1.8750	9/1/2020	80,766
Gilead Sciences, Inc.	90,000	1.6250	5/1/2016	282,094
Illumina, Inc. - 144A	375,000	0.2500	3/15/2016	467,344
The Medicines Co. - 144A	190,000	1.3750	6/1/2017	258,162
Merrimack Pharmaceuticals, Inc.	50,000	4.5000	7/15/2020	38,281
				1,289,209

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
BUILDING MATERIALS - 0.5%
Cemex SAB de CV	$ 100,000	4.8750%	3/15/2015	$ 116,000

COMMERCIAL SERVICES - 0.3%
ServiceSource International, Inc. - 144A	65,000	1.5000	8/1/2018	65,000

COMPUTERS - 2.1%
SanDisk Corp. - 144A	485,000	0.5000	10/15/2020	496,519

DIVERSIFIED FINANCIAL SERVICES - 1.6%
Air Lease Corp.	90,000	3.8750	12/1/2018	116,325
FXCM, Inc. - 144A	65,000	2.2500	6/15/2018	70,972
Portfolio Recovery Associates, Inc. - 144A	66,000	3.0000	8/1/2020	77,550
Walter Investment Management Corp.	125,000	4.5000	11/1/2019	130,547
				395,394
ENERGY-ALTERNATE SERVICES - 0.2%
SolarCity Corp.	43,000	2.7500	11/1/2018	49,477

HEALTHCARE-PRODUCTS - 1.7%
Hologic, Inc.	200,000	2.0000	12/15/2037	235,250
Insulet Corp.	110,000	3.7500	6/15/2016	169,744
				404,994
HEALTHCARE-SERVICES - 1.9%
Healthways, Inc. - 144A	19,000	1.5000	7/1/2018	16,036
Molina Healthcare, Inc. - 144A	180,000	1.1250	1/15/2020	184,162
WellPoint, Inc. - 144A	200,000	2.7500	10/15/2042	260,750
				460,948
HOLDING COMPANIES-DIVERSIFIED - 0.5%
Leucadia National Corp.	85,000	3.7500	4/15/2014	114,697

HOME BUILDERS - 0.5%
The Ryland Group, Inc.	80,000	1.6250	5/15/2018	117,400

HOUSEHOLD PRODUCTS/WARES - 0.9%
Jarden Corp. - 144A	157,000	1.8750	9/15/2018	208,417

INSURANCE - 0.1%
Amtrust Financial Services, Inc.	24,000	5.5000	12/15/2021	36,870

INTERNET - 3.4%
Ctrip.com International Ltd. - 144A	175,000	1.2500	10/15/2018	182,547
Move, Inc. - 144A	46,000	2.7500	9/1/2018	53,762
Priceline.com, Inc.	330,000	1.0000	3/15/2018	438,694
Shutterfly, Inc. - 144A	125,000	0.2500	5/15/2018	133,516
				808,519
INVESTMENT COMPANIES - 1.4%
Ares Capital Corp.	310,000	5.7500	2/1/2016	334,606

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
IRON/STEEL - 0.5%
Steel Dynamics, Inc.	$ 100,000	5.1250%	6/15/2014	$ 113,187

LODGING - 1.0%
MGM Resorts International	200,000	4.2500	4/15/2015	245,500

MACHINERY-DIVERSIFIED - 0.7%
AGCO Corp.	120,000	1.2500	12/15/2036	172,725

MEDIA - 1.6%
Liberty Interactive LLC - 144A	250,000	0.7500	3/30/2043	300,000
Liberty Media Corp. - 144A	88,000	1.3750	10/15/2023	92,785
				392,785
METAL FABRICATE/HARDWARE - 0.5%
RTI International Metals, Inc.	125,000	1.6250	10/15/2019	134,844

MISCELLANEOUS MANUFACTURING - 1.1%
Trinity Industries, Inc.	200,000	3.8750	6/1/2036	260,375

OIL & GAS SERVICES - 2.9%
Exterran Holdings, Inc.	65,000	4.2500	6/15/2014	82,713
Helix Energy Solutions Group, Inc.	175,000	3.2500	3/15/2032	222,469
Hornbeck Offshore Services, Inc.	320,000	1.6250	11/15/2026	378,816
				683,998
PHARMACEUTICALS - 2.8%
BioMarin Pharmaceutical, Inc.	67,000	0.7500	10/15/2018	69,460
BioMarin Pharmaceutical, Inc.	55,000	1.5000	10/15/2020	56,719
Pacira Pharmaceuticals, Inc. - 144A	35,000	3.2500	2/1/2019	75,469
Salix Pharmaceuticals Ltd.	325,000	1.5000	3/15/2019	427,172
Vivus, Inc. - 144A	60,000	4.5000	5/1/2020	54,413
				683,233
SEMICONDUCTORS - 1.4%
Lam Research Corp.	190,000	1.2500	5/15/2018	237,975
Micron Technology, Inc.	72,000	1.8750	6/1/2014	92,475
				330,450
SOFTWARE - 6.7%
Concur Technologies, Inc. - 144A	140,000	0.5000	6/15/2018	165,900
Cornerstone OnDemand, Inc. - 144A	60,000	1.5000	7/1/2018	68,512
Electronic Arts, Inc.	371,000	0.7500	7/15/2016	413,201
Medidata Solutions, Inc. - 144A	130,000	1.0000	8/1/2018	158,194
NetSuite, Inc. - 144A	140,000	0.2500	6/1/2018	154,875
Nuance Communications, Inc.	180,000	2.7500	8/15/2027	189,675
Salesforce.com, Inc. - 144A	125,000	0.2500	4/1/2018	136,719
Take-Two Interactive Software, Inc.	155,000	1.7500	12/1/2016	185,225
Workday, Inc. - Cl. A - 144A	90,000	0.7500	7/15/2018	102,206
Workday, Inc. - Cl. A - 144A	30,000	1.5000	7/15/2020	34,931
				1,609,438

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2013
	Principal	Interest	Maturity
Security	Amount	Rate	Date	Value
TELECOMMUNICATIONS - 1.6%
Infinera Corp. - 144A	$ 50,000	1.7500%	6/1/2018	$ 54,965
Ixia	180,000	3.0000	12/15/2015	202,050
JDS Uniphase Corp. - 144A	120,000	0.6250	8/15/2033	126,526
				383,541

TOTAL CONVERTIBLE BONDS (Cost - $9,304,343)				10,267,926
			Dividend
PREFERRED STOCK - 10.8%		Shares	Rate
AEROSPACE/DEFENSE - 2.9%
United Technologies Corp.		10,825	7.500%	685,006

DIVERSIFIED FINANCIAL SERVICES - 1.4%
AMG Capital Trust II		5,500	5.1500	331,031

ELECTRIC - 1.0%
NextEra Energy, Inc.		4,100	5.8890	232,306

INSURANCE - 1.4%
MetLife, Inc.		12,500	5.0000	359,125

OIL & GAS - 2.5%
Chesapeake Energy Corp. - 144A		250	5.7500	295,781
Chesapeake Energy Corp. - 144A		260	5.7500	304,688
				600,469
TELECOMMUNICATIONS - 0.5%
Crown Castle International Corp.		1,200	4.5000	122,820

TRANSPORTATION - 1.1%
Genesee & Wyoming, Inc.		1,900	5.0000	255,550

TOTAL PREFERRED STOCK (Cost - $2,192,636)				2,586,307

SHORT-TERM INVESTMENT - 3.5%			Interest
MONEY MARKET FUND - 3.5%			Rate
Fidelity Institutional Money Market Fund - Prime Money Market Portfolio		846,819	0.01%+	846,819
TOTAL SHORT-TERM INVESTMENT (Cost - $846,819)

TOTAL INVESTMENTS - 99.6% (Cost - $20,213,768)				$ 23,889,228
OTHER ASSETS LESS LIABILITIES - 0.4%				98,790
TOTAL NET ASSETS - 100.0%				$ 23,988,018

* Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2013.
ADR - American Depositary Receipt.

144A- Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Appreciation & Income Fund (Continued)
October 31, 2013

Portfolio Composition * - (Unaudited)
Convertible Bonds	42.98%
Common Stock	42.65%
Preferred Stock	10.83%
Short-Term Investment	3.54%
Total	100.00%
* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Strategy Fund

Message from the Sub-Adviser (Market Concepts, LLC)

Managed futures strategies, as measured by the Dow Jones Credit Suisse Managed Futures Liquid Index, returned 4.3 percent during the 12-month period ending October 31, 2013. Domestic equity markets, as measured by the S&P 500 Index, continued to reach new highs, as major international indices, especially those representing emerging markets, have experienced disparate performance. Emerging markets equities, as measured by the MSCI Emerging Markets Index, have been struggling to break out of a "sideways" range over the last year. Emerging markets equities rose 6.5 percent over the past 12-month period, underperforming foreign developed markets, as measured by the MSCI EAFE Index, by 20.4 percent. With the diversified nature of managed futures, exposure to multiple asset classes has continued to provide non-correlated positive returns as reflected in the performance of the Dow Jones Credit Suisse Managed Futures Liquid Index. The Sub-Adviser believes that the trend conditions of the various asset classes will offer the Fund an advantageous investment environment on the back-drop of the multiple year divergence that has occurred between the domestic equity markets and other investment asset classes.

Commodities, as measured by the Thomson Reuters / Jefferies CRB Commodity index ("CRB Index"), over the past year have drifted down 6.1 percent, which the Sub-Adviser believes is close to testing key "support" price levels in the CRB Index.  Since the CRB Index high in 2011, the CRB Index has experienced a series of lower highs and the Sub-Adviser believes that this price pattern suggests that the market is waiting for a substantial break of either declining overhead resistance, or a break in the support level. Since this sideways consolidation has been working its way into an ever-tightening price pattern for three years now, it may suggest that the breakout in either direction could be substantial. The Sub-Adviser believes that this provides a significant opportunity, regardless of the direction of the breakout.

As mentioned above, emerging markets have been in a narrower trading range over the past three years after rallying significantly off of the 2009 lows, into the 2011 highs. Specifically, during this past year both the highs and lows of this sideways trading range have been tested. In October, the highs were recently tested once again, but the resistance levels identified by the Sub-Adviser continue to hold the emerging markets from any sustained advance. The Sub-Adviser believes that the nature of the multi-year sideways consolidation may present substantial opportunities in the future, in one direction or the other. The Sub-Adviser continues to watch this asset class carefully through disciplined price analyses in order to identify when market conditions provide for such a breakout.

After the strong run-up in what the Sub-Adviser has described as a "buy and hold at all cost" rally for almost three years, domestic equity markets have continued to be one of the few asset classes that is showing signs of a new secular bull market. Over the past 12 months, the Sub-Adviser has noted that the asset class appears to be taking on a potentially parabolic climb, evidenced by the fact that the S&P 500 Index has not had as much as a 10 percent decline in any rolling 1-month period since 2011. The Sub-Adviser is less concerned about whether or not the domestic equity markets are in a new secular bull market, but rather it recognizes the significant break of the 1,600 price level for the S&P 500 Index and its potential to sustain the breakout. The Sub-Adviser believes that the trends point to the S&P 500 Index continuing higher which, if prolonged, may present a strong trend for months to come.

Just as equity markets have experienced mixed results when comparing domestic markets to overseas, fixed income markets, as measured by the Barclays Aggregate Bond Index and the BofA ML Treasuries 10+ Years Index, have experienced what the Sub-Adviser identifies as a key reversal over the past 12 months. Many investors believe that we have entered a period of rising interest rates and as a result fixed income investments have generally experienced increased volatility. Fixed income markets have generally drifted downward since mid-2012, with the Barclays Aggregate Bond Index falling 1.1 percent and the BofA ML Treasuries 10+ Years Index falling 9.0 percent over the past 12-month period. Since mid-2012, the Sub-Adviser has identified a series of lower highs and lower lows, with a severe downward move from the spring into the summer of 2013. The Sub-Adviser does not believe that the severe decline has shown evidence of a reversal in the current down trend in the fixed income market.

In conclusion, the multi-year trend in the domestic equity market continues to gain strength, while emerging markets, commodities, and currencies continue to consolidate in a sideways trading range. The fixed income market, particularly securities with longer maturities, is now in a down-trend, which the Sub-Adviser believes presents opportunities through inverse ETFs. The Sub-Adviser also believes that the “buy and hold at all cost” condition in the domestic equity markets continues to drive it to new highs. The Sub-Adviser plans to continue to seek exposure to the various asset classes through its risk management strategies. The Sub-Adviser is confident that we are approaching an environment that will offer greater trend following opportunities in a growing number of the asset classes that it follows.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Since Inception (2/13/09)
Class N	0.42%	(0.97)%	1.07%
Class C Class A with load of 5.75% Class A without load	(0.57)% (5.64)% 0.13%	(2.03)% (3.20)% (1.27)%	(0.69)% * (0.20)% ** 1.10% **
Dow Jones Credit Suisse Managed Futures Liquid Index	4.25%	3.40%	(1.07)%
Morningstar Managed Futures Category	(2.91)%	(4.30)%	(3.93)%

*  Inception date for Class C is May 14, 2009.

** Inception date for Class A is March 25, 2009, performance for Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class P).

Class N and Class C performance includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C), respectively.

The Dow Jones Credit Suisse Managed Futures Liquid Index allocates assets among four major asset classes (equities, fixed-income, commodities and currencies) represented by 18 trading vehicles using a methodology that, in part, seeks to replicate a managed futures strategy that historically has produced gains during periods of rising and declining markets.  Investors cannot invest directly in an index or benchmark.

The Morningstar Managed Futures Category is generally representative of funds that trade liquid global futures, options, swaps, and foreign exchange contracts, both listed and over-the-counter. A majority of these funds follow trend-following, price-momentum strategies.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.02% for Class N, 3.02% for Class C and 2.27% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

SCHEDULE OF INVESTMENTS
Dunham Alternative Strategy Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
EXCHANGE TRADED FUNDS - 64.7%
COMMODITY - 3.0%			LEISURE INDUSTRY - 3.0%
United States Short Oil Fund *	27,900	$ 974,547	Consumer Discretionary Select Sector SPDR Fund	15,400	$ 976,514

COUNTRY FUND - 4.9%			MID CAP - 3.0%
iShares MSCI Brazil Capped ETF	31,800	1,594,770	SPDR S&P MidCap 400 ETF Trust	4,200	984,984

ENERGY - 3.0%			PRECIOUS METALS 2.9%
Energy Select Sector SPDR Fund	11,200	967,568	SPDR S&P Metals & Mining ETF	24,200	952,996

EQUITY - 9.9%			REAL ESTATE - 3.9%
Consumer Staples Select Sector SPDR Fund	30,200	1,278,970	SPDR S&P Homebuilders ETF	41,500	1,266,580
Industrial Select Sector SPDR Fund	20,100	977,262
Materials Select Sector SPDR Fund	22,100	967,317	SMALL CAP - 3.1%
		3,223,549	iShares Russell 2000 ETF	9,300	1,015,839
EU REGION FUND - 3.1%
iShares MSCI EMU ETF	25,700	1,022,346	TECHNOLOGY - 3.2%
			Powershares QQQ Trust Series 1	12,500	1,034,875
FINANCIAL SERVICES - 3.0%
iShares MSCI Europe Financials ETF *	40,000	968,800	TOTAL EXCHANGE TRADED FUNDS (Cost - $20,877,174)		21,040,868

HEALTH & BIOTECHNOLOGY - 3.0%			SHORT-TERM INVESTMENT - 49.6%
Health Care Select Sector SPDR Fund	18,300	965,142	MONEY MARKET FUND - 49.6%
			Federated Treasury Obligations Fund	16,103,693	16,103,693
LARGE CAP - 11.8%			TOTAL SHORT-TERM INVESTMENT - (Cost - $16,103,693) 0.01% +
Direxion Daily S&P 500 Bull 3X *	11,800	642,982
SPDR S&P 500 ETF Trust	18,100	3,180,713	TOTAL INVESTMENTS - 114.3% (Cost - $36,980,867)		$ 37,144,561
		3,823,695	OTHER LIABILITIES LESS ASSETS - (14.3) %		(4,637,854)
LATIN AMERICA REGION FUND- 3.9%			NET ASSETS - 100.0%		$ 32,506,707
iShares Latin America 40 ETF	31,900	1,268,663

ETF - Exchange Traded Fund
* Non income producing security.
+ Variable rate security. Interest rate is as of October 31, 2013.

Portfolio Composition - (Unaudited)
Large Cap		10.29%	Mid Cap Growth		2.65%
Equity		8.68%	Leisure Industry		2.63%
Country Fund		4.29%	Commodity Funds		2.62%
Latin America Region Fund		3.42%	Financial Services		2.61%
Real Estate		3.41%	Energy		2.60%
Technology		2.79%	Health & Biotechnology		2.60%
EU Region Fund		2.75%	Precious Metals		2.57%
Small Cap		2.74%	Cash & Other Assets in Excess of Liabilities		43.35%
			Total		100.00%
* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Value Fund

Message from the Sub-Adviser (C.S. McKee, L.P.)

In a strong year for equities, large capitalization value stocks, as measured by the Russell 1000 Value Index (the "Benchmark Index"), rose 28.3 percent in the 12-month period ending October 31, 2013.  Strong returns in the financials, healthcare, information technology, and consumer discretionary sectors were largely responsible for the asset class’ gains.  Outsized returns in financial services and healthcare stocks particularly enhanced performance as they are two of the largest components of the Benchmark Index.  With one of the most significant bull markets in recent history taking off in 2013, large capitalization value stocks were amongst the main beneficiaries of the strong run for domestic equities.  Large capitalization value stocks, in general, matched the returns of large capitalization growth stocks, as measured by the Russell 1000 Growth Index, which also tacked on 28.3 percent for the 12-month period ending October 31, 2013.

Defense spending has also played into the market, as has the potential for defense cuts.  With defense being such a significant part of the government’s budget, any cut will potentially place major pressure on stocks which have a stake in that action.  A major piece of the Fund’s allocation related to defense was Halliburton Company (HAL), an oil and gas equipment and services company. Halliburton Company was a significant contributor to the Fund’s performance by gaining just over 66 percent for the year.  Other strong performers in the fund include a trio of financial firms, which enjoyed strong returns as the U.S. economy recovered.  The first of those firms, Allstate Corporation (ALL), the second-largest personal lines insurer in the United States and the largest that is publicly held, gained 35.6 for the fiscal year ending October 31, 2013.  The second of those firms, J.P. Morgan Chase & Co. (JPM), a multinational banking and financial services firm, saw its shares gain 27.0 percent for the year.  The third of those firms, Goldman Sachs Group (GS), a multinational investment banking firm, gained 33.3 percent for the year.

Hurting the Fund was the presence of a company with a major stake in the price of gold, which plummeted from over $1,720 to $1,323 for the fiscal year ending October 31, 2013.  Freeport-McMoRan Copper & Gold Class B (FCX), one of the world’s largest producers of gold and copper, gained just 1.8 percent for the year, trailing the broad large capitalization market by more than 26 percent.  Also hurting the Fund was Deere & Company (DE), a manufacturer of agricultural machinery, which fell 1.9 percent for the year.  The Sub-Adviser believes that while crops have been better than expected, the prices have been coming down and that has kept agricultural businesses from investing in new machinery.  However, long-term Deere still appears to be a good investment to the Sub-Adviser, but the short-term has been tougher than expected.

The Sub-Adviser believes that people will start paying more attention to fundamentals as the market continues to move forward.  They feel that dividends have been far too focused on by investors, and the lack of fundamental strength in those companies is beginning to hurt. As a result of that belief, the Fund is positioned in companies with strong fundamentals compared to its peers.  With an average price to earnings ratio of 13.1 compared to 14.2 for the category and an average price to sales ratio of 1.15 compared to 1.34 for the category, the Fund is banking on companies with superior fundamentals than its peers.

Looking forward, the Sub-Adviser sees the growth of the economy to be somewhat slow, in about the 2 percent range.  The government shutdown will throw some of the economic numbers off and put pressure on prices of companies not as fundamentally strong.  Headline numbers will be down with the easy monetary policy bringing gas prices down and other deflationary type issues.  The slowing growth in Asia is not helping much, either.  For many companies, cost-cutting is more important than increasing revenue right now.  And as prices rise, the Sub-Adviser believes that stocks go from undervalued to overvalued, rarely do they sit at a fair value.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	25.30%	14.29%	13.32%	5.67%
Class C Class A with load of 5.75% Class A without load	24.00% 17.76% 24.99%	13.13% 11.77% 14.01%	12.18% 11.73% 13.06%	4.62% 2.58%* 3.47%*
Morningstar Large Cap Value Category	26.85%	14.82%	13.61%	5.63%
Russell 1000 Value Index	28.29%	16.76%	14.06%	6.40%

*Class A commenced operations on January 3, 2007.

The Morningstar Large Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

The Russell 1000 Value Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.17% for Class N, 2.17% for Class C and 1.42% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any.   The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 98.7%
AEROSPACE/DEFENSE - 2.4%			INTERNET - 2.1%
United Technologies Corp.	10,616	$ 1,127,950	eBay, Inc. *	18,900	$ 996,219

AGRICULTURE - 1.5%			MACHINERY-DIVERSIFIED - 1.8%
Philip Morris International, Inc.	8,195	730,338	Deere & Co.	10,400	851,136

AUTO & TRUCK PARTS - 1.9%			MEDIA - 4.2%
BorgWarner, Inc.	8,600	886,918	CBS Corp. - Class B	16,300	963,982
			Time Warner Cable, Inc.	8,700	1,045,305
BANKS - 13.1%					2,009,287
The Bank of New York Mellon Corp.	28,000	890,400	MINING - 2.3%
The Goldman Sachs Group, Inc.	5,600	900,816	Freeport-McMoRan Copper & Gold, Inc.	29,700	1,091,772
JPMorgan Chase & Co.	35,102	1,809,157
US Bancorp/MN	19,807	739,989	MISCELLANEOUS MANUFACTURING - 7.3%
Wells Fargo & Co.	44,200	1,886,898	Dover Corp.	16,000	1,468,640
		6,227,260	General Electric Co.	77,827	2,034,398
COMPUTERS - 5.5%					3,503,038
Apple, Inc.	2,500	1,305,875	OIL & GAS - 13.0%
EMC Corp.	28,900	695,623	Apache Corp.	10,632	944,121
SanDisk Corp.	8,900	618,550	Chevron Corp.	14,100	1,691,436
		2,620,048	ConocoPhillips	13,396	981,927
COSMETICS/PERSONAL CARE - 1.8%			Hess Corp.	17,600	1,429,120
The Procter & Gamble Co.	10,400	839,800	Occidental Petroleum Corp.	12,200	1,172,176
					6,218,780
DIVERSIFIED FINANCIAL SERVICES - 2.8%			OIL & GAS SERVICES - 2.2%
American Express Co.	16,500	1,349,700	Halliburton Co.	20,000	1,060,600

ELECTRIC - 4.1%			PHARMACEUTICALS - 7.1%
NextEra Energy, Inc.	13,136	1,113,276	Actavis PLC *	5,680	878,014
Public Service Enterprise Group, Inc.	24,500	820,750	AmerisourceBergen Corp.	25,600	1,672,449
		1,934,026	Express Scripts Holdings Co. *	13,500	844,020
ELECTRONICS - 4.1%					3,394,483
Agilent Technologies, Inc.	15,000	761,400	RETAIL - 4.2%
Honeywell International, Inc.	13,772	1,194,446	Kohl's Corp.	11,100	630,480
		1,955,846	Wal-Mart Stores, Inc.	17,900	1,373,825
HEALTHCARE PRODUCTS - 2.4%					2,004,305
Baxter International, Inc.	17,500	1,152,725	SEMICONDUCTORS - 2.4%
			Intel Corp.	46,528	1,136,679
HEALTHCARE SERVICES - 1.4%
Laboratory Corp of America Holdings *	6,702	676,232	SOFTWARE - 3.3%
			Microsoft Corp.	24,500	866,075
INSURANCE - 4.2%			Oracle Corp.	21,300	713,550
The Allstate Corp.	16,632	882,494			1,579,625
American International Group, Inc.	21,400	1,105,310	TELECOMMUNICATIONS - 3.6%
		1,987,804	AT&T, Inc.	25,445	921,109
			Cisco Systems, Inc.	36,200	814,500
					1,735,609

			TOTAL COMMON STOCK (Cost - $29,382,463)		47,070,180

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Value Fund (Continued)
October 31, 2013

Security	Shares	Value
SHORT-TERM INVESTMENT - 1.3%
MONEY MARKET FUND - 1.3%
STIT-STIC Prime Portfolio - 0.06% +	606,587	$ 606,587
TOTAL SHORT-TERM INVESTMENT - (Cost - $606,587)

TOTAL INVESTMENTS - 100.0% (Cost - $29,989,050)		$ 47,676,767
OTHER ASSETS LESS LIABILITIES - 0.0%		20,996
NET ASSETS - 100.0%		$ 47,697,763

* Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2013.

			Portfolio Composition * - (Unaudited)
Financial	20.06%			Communications	9.95%
Industrial	15.60%			Consumer, Cyclical	6.06%
Energy	15.27%			Utilities	4.06%
Consumer, Non-Cyclical	14.25%			Basic Materials	2.29%
Technology	11.19%			Short-Term Investment	1.27%
				Total	100.00%
* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Alternative Income Fund

Message from the Sub-Adviser (Harbor Springs Financial Management LLC)

Dividend paying stocks, as measured by the Dow Jones U.S. Select Dividend Index (the "Benchmark Index"), gained 25.3 percent in the 12-month period ending October 31, 2013, slightly underperforming the broader equity indexes, such as the S&P 500 Index, which increased 27.2 percent during the same time period.  Positive results were achieved in all four fiscal quarters, though the second fiscal quarter had by far the best gain for the Benchmark Index, increasing by 10.0 percent.  The Sub-Adviser made few material sector changes throughout the fiscal year, except for the sale of all of its bond holdings in the third fiscal quarter when it became apparent that interest rates were rising rapidly.  In addition, there was a large increase to high dividend paying international stocks in the fourth fiscal, which had a positive effect on the Fund.

The Sub-Adviser invested approximately 37 percent of the Fund's assets in oil and gas pipeline partnerships, pipeline management, and energy management firms.  Another 20 percent is invested in high dividend paying international stocks, 9 percent in utilities, 9 percent in technology, 7 percent in mining stocks, 3 percent in REITs, and 2 percent in cash.  As mentioned above, the Sub-Adviser liquidated the remaining portion of bonds that it had started trimming in May before the sharp rise in interest rates that occurred in late spring and early summer.  The proceeds from sale of the bonds were mainly used to increase exposure to international and utility stocks.

The Fund gradually increased exposure to companies that engage in some form of natural gas production or transportation throughout the fiscal year.  The Sub-Adviser believes that natural gas is poised to have a major breakthrough in the near future as a shift to natural gas use in long-haul trucking, utilities and some municipal transit takes hold.  Currently, there is a backlog in orders for long-haul truck engines that burn natural gas as about 1 million such engines were ordered in the previous year.  As well, there has been an increase in fuel stations that sell natural gas along trucking routes.  It is expected that natural gas pipeline partnerships will increase in value as the demand for natural gas rises despite a glut in supply.

A large increase to international stocks had a positive effect on the Fund, particularly in the fourth fiscal quarter when international stocks outperformed most U.S. indexes.  As mentioned previously, the Sub-Adviser made the largest addition to this sector after selling the bulk of its bond holdings in the third fiscal quarter.  The Fund went from less than a 5 percent weighting toward international stocks at the beginning of the fiscal year to approximately 20 percent by the end of the fourth fiscal quarter.  One international stock that was held for the entire fiscal year was National Grid PLC ADR (NGG), a British electric and gas utility.  Despite underperforming the Benchmark Index over the fiscal year with a 16.6 percent return, the company did outperform in the last fiscal quarter with a 5.6 percent increase.  The Sub-Adviser generally liked NGG because of its stability and outsized 6.5 percent dividend yield.

Exposure to master limited partnerships, the largest concentration in the Fund, added to performance on a relative and absolute basis in the 12-month period ending October 31, 2013.  Sunoco Logistics Partners, L.P. (SXL), which engages in the transportation and storage of crude oil and natural gas, increased more than 48 percent over the fiscal year and has been a long-time holding in the Fund.  According to the Sub-Adviser, the security still has a relatively low P/E relative to its peers.

Going forward, the Sub-Adviser sees moderate growth in the economy and a reasonably stable environment for equities as interest rates slowly rise.  The Fund believes the dollar will weaken as the Federal Reserve continues to add stimulus to the economy, which will lead to a rise in commodities prices and provide a ripe environment for mining companies that produce industrial metals, such as iron ore.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2013

	One Year	Since Inception (9/14/12)
Class N	16.84%	12.03%
Class C Class A with load of 5.75% Class A without load	15.75% 9.93% 16.60%	11.00% 6.11% 11.83%
Morningstar Aggressive Allocation Category	19.99%	14.96%
Dow Jones US Select Dividend Index	25.26%	21.93%

The Morningstar Aggressive Allocation Category is generally representative of mutual funds that typically have 70% to 90% of assets in equities and the remainder in fixed income securities and cash.

The selection of stocks to the Dow Jones US Select Dividend Index is based almost entirely on dividend yield and dividend history. Stocks are also required to have and annual average daily dollar trading volume of more than $1.5 million. These criteria help to ensure that the index represents the most widely traded of the market’s highest-yielding stocks. This is a total return index. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.49% for Class N, 2.49% for Class C and 1.74% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Alternative Income Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.5%
AGRICULTURE - 5.5%			PIPELINES - 28.0% (CONTINUED)
Altria Group, Inc.	1,900	$ 70,737	Crestwood Midstream Partners LP	2,000	$ 43,800
Lorillard, Inc.	1,200	61,212	DCP Midstream Partners LP	1,000	48,580
Philip Morris International, Inc.	600	53,472	El Paso Pipeline Partners LP	1,100	44,616
Reynolds American, Inc.	1,700	87,329	Enbridge Energy Partners LP	1,000	30,270
		272,750	Enbridge, Inc.	2,000	86,780
COMMERCIAL SERVICES - 1.1%			Energy Transfer Partners LP	700	37,079
Macquarie Infrastructure Co. LLC	1,000	54,910	Enterprise Products Partners LP	800	50,624
			Kinder Morgan Energy Partners LP	1,000	80,700
ELECTRIC - 4.2%			Kinder Morgan, Inc.	2,000	70,620
Dominion Resources, Inc.VA	1,000	63,750	Magellan Midstream Partners LP	1,000	60,040
Exelon Corp.	1,000	28,540	ONEOK, Inc.	2,000	113,000
MDU Resources Group, Inc.	2,000	59,560	ONEOK Partners LP	2,000	107,540
NextEra Energy, Inc.	700	59,325	Pembina Pipeline Corp.	2,000	65,600
		211,175	Plains All American Pipeline LP	1,200	61,464
ENGINEERING & CONSTRUCTION - 1.5%			Regency Energy Partners LP	2,000	50,980
Chicago Bridge & Iron Co. NV	1,000	74,090	Sunoco Logistics Partners LP	1,000	70,180
			TC Pipelines LP	500	25,505
GAS - 5.3%			TransCanada Corp.	2,000	90,220
Atmos Energy Corp.	1,000	44,270	The Williams Cos., Inc.	1,600	57,136
National Grid PLC - ADR	2,000	125,860	Williams Partners LP	500	25,710
NiSource, Inc.	2,900	91,408			1,391,789
		261,538	REITS - 2.5%
IRON/STEEL - 6.0%			Highwoods Properties, Inc.	1,000	38,600
Cliffs Natural Resources, Inc.	8,000	205,440	Lexington Realty Trust	2,000	23,400
Mesabi Trust	4,000	91,920	Mack-Cali Realty Corp.	1,000	20,560
		297,360	Universal Health Realty Income Trust	1,000	43,920
MINING - 1.5%					126,480
Freeport-McMoran Copper & Gold	2,000	73,520	SEMICONDUCTORS - 8.7%
			Intel Corp.	9,000	219,870
OIL & GAS - 11.5%			Microchip Technology, Inc.	5,000	214,800
Cheniere Energy, Inc. *	1,000	39,800			434,670
ConocoPhillips	1,000	73,300	TELECOMMUNICATIONS - 18.3%
Crestwood Equity Partners LP	2,000	30,200	AT&T, Inc.	1,900	68,780
EQT Corp.	1,000	85,610	CenturyLink, Inc.	2,200	74,492
Marathon Petroleum Corp.	1,000	71,660	Cisco Systems, Inc.	6,000	135,000
Phillips 66	2,000	128,860	Deutsche Telekom AG - ADR	13,000	205,270
Seadrill Ltd.	3,000	139,860	Frontier Communications Corp.	15,000	66,150
		569,290	Telefonica SA - ADR *	10,000	174,700
PIPELINES - 28.0%			Verizon Communications, Inc.	2,000	101,020
Atlas Pipeline Partners LP	2,000	77,120	Windstream Holdings, Inc.	10,000	85,500
Boardwalk Pipeline Partners LP	900	26,955			910,912
Buckeye Partners LP	1,000	67,270

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Alternative Income Fund (Continued)
October 31, 2013

Security	Shares	Value
TRANSPORTATION - 3.4%
Golar LNG Ltd.	2,000	$ 74,260
Martin Midstream Partners LP	2,000	94,000
		168,260

TOTAL COMMON STOCK (Cost - $4,508,768)		4,846,744

SHORT-TERM INVESTMENT - 4.4%
MONEY MARKET FUND - 4.4%
Fidelity Institutional Money Market Funds - Money Market Portfolio 0.04% +
	220,207	220,207
TOTAL SHORT-TERM INVESTMENT - (Cost - $ 220,207)

TOTAL INVESTMENTS - 101.9% (Cost - $4,728,975)		$ 5,066,951
OTHER LIABILITIES LESS ASSETS - (1.9) %		(96,724)
NET ASSETS - 100.0%		$ 4,970,227
ADR - American Depositary Receipt.
REIT - Real Estate Investment Trust.
* Non-income producing security.
+ Variable rate security. Interest rate is as of October 31, 2013.

			Portfolio Composition * - (Unaudited)
Energy	38.70%			Consumer, Non-Cyclical	6.47%
Communications	17.98%			Industrial	4.78%
Utilities	9.33%			Exchange Traded Funds	4.34%
Technology	8.58%			Financial	2.50%
Basic Materials	7.32%			Total	100.00%

* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Large Cap Growth Fund

Message from the Sub-Adviser (Mar Vista Investment Partners, LLC)

Large capitalization growth stocks closed the fiscal year ending October 31, 2013 up 28.3 percent as measured by the Russell 1000 Growth Index (the " Benchmark Index"), capping off a very strong year in the stock market for nearly every equity asset class. Large capitalization growth stocks performed nearly identically to large capitalization value stocks, as measured by the Russell 1000 Value Index, which also gained 28.3 percent for the year ending October 31, 2013.  Defensive stocks, as measured by the Russell 1000 Defensive Index, were up 24.6 percent for the fiscal year being outpaced by both growth and value stocks, in general, by 3.7 percent.  Large capitalization technology stocks lagged the general large cap market by 8.6 percent, as measured by the Russell 1000 Technology Index, as they gained 19.7 percent for the fiscal year.  Large capitalization financial stocks, as measured by the Russell 1000 Financial Services Index, drove a lot of the growth in gaining 31.5 percent, outpacing the general large cap market by 3.2 percent.

The Sub-Adviser notes that while revenues may have been soft, the margins have increased mainly due to cost cutting and productivity improvements.  Companies which helped the Fund in the fiscal year were those with strong balance sheets and fundamentals.  Starbucks Corporation (SBUX), a global coffee company and coffeehouse chain based in Seattle, had a very strong fiscal year, gaining 79.1 percent.  Nike, Inc. (NKE), a corporation engaged in the design, development and worldwide marketing and selling of footwear, apparel, equipment, accessories and services, returned 68.3 percent for the fiscal year.  Berkshire Hathaway Inc. (BRK.B), an American multinational conglomerate holding company headquartered in Omaha which oversees and manages a number of subsidiary companies, gained 33.3 percent on the year as it continued to grow into one of the country’s five largest corporations by market capitalization.

Hurting the Fund performance was the presence of two of the largest information technology companies in the world.  The first of these companies was Apple Inc. (AAPL), a company that designs, develops, and sells consumer electronics, computer software and personal computers, which fell 10.1 percent for the fiscal year ending October 31, 2013.  The other company which hurt the Fund was Microsoft Corporation (MSFT), a company that develops, manufactures, licenses, and supports a wide range of products and services related to computing, which was down 0.6 percent from the beginning of the fiscal year until the Sub-Adviser liquidated the position from the Fund.

Macroeconomic conditions have been mixed, partially due to the government shutdown in October of 2013.  The reports from the Institute for Supply Management were positive, showing strong fundamentals in the U.S. economy, but unemployment numbers look weaker.  The Sub-Adviser believes that housing has slowed down a bit and the 10-year Treasury has increased a bit as the idea that tapering could occur soon.  Europe is still in a recession, but things are improving and margins are getting better.  Brazil and the rest of Latin America is improving based on some of the announcements of revenues down there.  The Sub-Adviser broadly considers China to be a mixed bag mainly due to the belief that the government numbers that have been released may not be accurate or truthful.  The amount of federal government aide in global markets gives the Sub-Adviser some pause due to the risk of the increased amount of debt on balance sheets.

Being bottom up, the belief of the Sub-Adviser is that the companies will do well in the long-term and not on a quarter-to-quarter basis.  The end of Quantitative Easing will be a significant event in the market and could put downward pressure on stocks.  The S&P does have room for growth still, but that is in a more perfect scenario with employment and other economic numbers which the Sub-Adviser is more cautious about.  Looking forward, the Sub-Adviser feels that the technology sector has much room for growth as it was one sector which has been considered to be underperforming, especially as it is about a quarter of the Benchmark Index and a very significant driver of performance.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception(12/10/04)
Class N	25.57%	14.33%	10.63%	3.38%
Class C Class A with load of 5.75% Class A without load	24.16% 17.81% 24.98%	13.15% 11.79% 14.00%	9.47% 9.07% 10.36%	2.36% 1.38%* 2.26%*
Morningstar Large Cap Growth Category	29.36%	14.78%	15.50%	6.30%
Russell 1000 Growth Index	28.29%	16.81%	17.51%	7.66%

*Class A commenced operations on January 3, 2007.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.52% for Class N, 2.52% for Class C and 1.77% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 98.9%

AEROSPACE/DEFENSE - 8.5%			OIL & GAS - 5.7%
The Boeing Co.	6,857	$ 894,838	Exxon Mobil Corp.	9,316	$ 834,900
TransDigm Group, Inc.	7,310	1,062,947	Occidental Petroleum Corp.	13,074	1,256,150
United Technologies Corp.	10,649	1,131,456			2,091,050
		3,089,241	OIL & GAS SERVICES - 2.6%
APPAREL - 1.6%			Schlumberger Ltd.	10,073	944,042
NIKE, Inc. - Class B	7,678	581,685
			PHARMACEUTICALS - 4.0%
BEVERAGES - 5.7%			Allergan, Inc./United States	10,078	913,168
Anheuser-Busch InBev NV - ADR	9,097	943,632	Johnson & Johnson	6,033	558,716
PepsiCo, Inc.	13,777	1,158,508			1,471,884
		2,102,140	REITS - 5.1%
CHEMICALS - 2.3%			American Tower Corp.	23,468	1,862,186
Praxair, Inc.	6,606	823,834
			RETAIL - 3.7%
COMPUTERS - 7.5%			The Home Depot, Inc.	7,099	552,941
Apple, Inc.	2,993	1,563,394	Starbucks Corp.	10,010	811,311
EMC Corp./MA	48,789	1,174,351			1,364,252
		2,737,745	SEMICONDUCTORS - 5.8%
COSMETICS/PERSONAL CARE - 2.4%			Analog Devices, Inc.	20,701	1,020,559
The Procter & Gamble Co.	10,697	863,783	QUALCOMM, Inc.	15,872	1,102,628
					2,123,187
DIVERSIFIED FINANCIAL SERVICES - 1.8%			SOFTWARE - 6.3%
Visa, Inc. - Class A	3,323	653,534	Intuit, Inc.	11,806	843,066
			Oracle Corp.	43,049	1,442,141
ELECTRONICS - 5.5%					2,285,207
Honeywell International, Inc.	15,968	1,384,905	TRANSPORTATION - 1.8%
Thermo Fisher Scientific, Inc.	6,426	628,334	Union Pacific Corp.	4,350	658,590
		2,013,239
FOOD - 5.2%			TOTAL COMMON STOCK		36,128,750
Mondelez International, Inc. - Class A	36,209	1,218,071	(Cost - $25,925,714)
Unilever NV	17,347	689,023
		1,907,094	SHORT-TERM INVESTMENT - 1.2%
HEALTHCARE-PRODUCTS - 5.5%			MONEY MARKET FUND - 1.2%
Baxter International, Inc.	7,364	485,067	Fidelity Institutional	427,450	427,450
Covidien PLC	11,622	745,086	Money Market Portfolio - 0.04% +
St Jude Medical, Inc.	13,698	786,128	TOTAL SHORT-TERM INVESTMENT
		2,016,281	(Cost - $ 427,450)
INSURANCE - 7.6%
Berkshire Hathaway, Inc. - Class B *	14,979	1,723,783	TOTAL INVESTMENTS - 100.1%		$ 36,556,200
Markel Corp. *	2,012	1,065,696	(Cost - $26,353,164)
		2,789,479	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1) %		(20,322)
INTERNET - 2.4%			NET ASSETS - 100.0%		$ 36,535,878
Google, Inc. - Class A *	838	863,626
			* Non-Income producing security.
MEDIA - 7.9%			+ Variable rate security. Interest rate is as of October 31, 2013.
Comcast Corp. - Class A	21,082	976,097	ADR - American Depositary Receipt.
Twenty-First Century Fox, Inc. - Class A	28,875	984,060	REITS - Real Estate Investment Trusts.
The Walt Disney Co.	13,508	926,514
		2,886,671

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Large Cap Growth Fund (Continued)
October 31, 2013

Portfolio Composition * - (Unaudited)

Consumer, Non-Cyclical	22.88%	Energy	8.30%
Technology	19.55%	Consumer, Cyclical	5.32%
Industrial	15.76%	Basic Materials	2.25%
Financial	14.51%	Short-Term Investment	1.17%
Communications	10.26%	Total	100.00%

* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Focused Large Cap Growth Fund

Message from the Sub-Adviser (The Ithaka Group, LLC)

Large capitalization growth stocks closed the fiscal year ending October 31, 2013 up 28.3 percent over the fiscal year as measured by the Russell 1000 Growth Index (the "Benchmark Index"), capping off a very strong year in the stock market for nearly every equity asset class. Large capitalization growth stocks performed nearly identically to large capitalization value stocks, as measured by the Russell 1000 Value Index, which also gained 28.3 percent for the year ending October 31, 2013.  Defensive stocks, as measured by the Russell 1000 Defensive Index, were up 24.6 percent for the fiscal year being outpaced by both growth and value stocks, in general, by 3.7 percent.  Large capitalization technology stocks lagged the general large capitalization market by 8.6 percent, as measured by the Russell 1000 Technology Index, as they gained 19.7 percent for the fiscal year.  Large capitalization financial stocks, as measured by the Russell 1000 Financial Services Index, drove a lot of the growth in gaining 31.5 percent over the fiscal year, outpacing the general large capitalization market by 3.2 percent.  The Sub-Adviser implements a concentrated approach to investing in large capitalization growth stocks which generally means that the Fund is more sensitive to an individual holding’s performance than the performance of any single sector or the performance of the Benchmark Index as a whole.

Helping the Fund were LinkedIn Corporation (LNKD), a social networking website for people in professional occupations, which enjoyed a meteoric rise in the 12 month period by gaining 109.2 percent as investors flocked to the most well known professional networking website.  Priceline.com (PCLN), a commercial website that claims to help users obtain discount rates for travel-related purchases such as airline tickets and hotel stays, gained 83.7 percent for the fiscal year on strong growth and generally positive earnings results.  B/E Aerospace, Inc. (BEAV), a manufacturer of aircraft passenger cabin interior products for the commercial and business jet aircraft markets, also enjoyed a strong fiscal year and gained 80.0 percent for the year.  Amazon.com (AMZN), an e-commerce company which is the world’s largest online retailer, also had a strong 12 months, gaining 56.3 percent for the fiscal year.

Not all the selections of the Sub-Adviser helped the Fund achieve its strong performance.  The most damaging holding in the Fund for the fiscal year was Apple Inc. (AAPL), a company that designs, develops, and sells consumer electronics, computer software and personal computers, which fell 10.1 percent for the fiscal year ending October 31, 2013 and was a very significant portion of the Fund in terms of its market value.  Also hurting the Fund was Intuitive Surgical Inc. (ISRG), a corporation that manufactures robotic surgical systems, due to a drop in sales that caused share prices to tumble 31.5 percent for the year.  Another holding which hurt the Fund was Coach Inc. (COH), an American luxury leather goods company that got its start manufacturing small leather goods and which is famous for its high-priced handbags and luggage items.  Coach Inc. struggled to gain traction throughout the bull market run of 2013 and remained relatively flat for the majority of the fiscal year before finally settling for a 7.4 percent one year loss.  As a result of the increased competition and decreased outlook for the share value of the stock, the Sub-Adviser sold out of its final positions in it as the fiscal year came to an end.

Looking forward, the Sub-Adviser believes that the bull market is going to expand through the next quarter as investors continue to move away from bonds.  With the specter of rising interest rates giving bond investors a reason to flee, the type of growth stocks which the Fund tends to hold should provide it with plenty of opportunities for appreciation.  The Sub-Adviser believes that the fundamentals of the economy are strong enough to support more of an inflow to stocks, and it believes that as investors become more comfortable with growth stocks the markets will reward equities, specifically those that are deemed to be strong growth opportunities.  With its concentrated approach, the Sub-Adviser can find opportunities regardless of market conditions.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Since Inception (12/8/11)
Class N	34.55%	19.48%
Class C Class A with load of 5.75% Class A without load	33.20% 26.68% 34.36%	18.31% 15.55% 19.21%
Morningstar Large Cap Growth Category	29.36%	21.96%
Russell 1000 Growth Index	28.29%	22.45%

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 2.12% for Class N, 3.12% for Class C and 2.37% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 100.1%

AEROSPACE/DEFENSE - 6.5%			LODGING - 3.2%
BE Aerospace, Inc. *	7,465	$ 605,859	Las Vegas Sands Corp.	5,716	$ 401,378
TransDigm Group, Inc.	1,476	214,625
		820,484	MACHINERY-DIVERSIFIED - 3.5%
APPAREL - 5.7%			Cummins, Inc.	2,421	307,515
Michael Kors Holdings Ltd. *	5,158	396,908	The Middleby Corp. *	595	135,452
Under Armour, Inc. - Class A *	4,007	325,168			442,967
		722,076	METAL FABRICATE/HARDWARE - 3.5%
BIOTECHNOLOGY - 9.4%			Precision Castparts Corp.	1,742	441,510
Alexion Pharmaceuticals, Inc. *	1,476	181,474
Celgene Corp. *	2,027	300,989	OIL & GAS - 1.1%
Gilead Sciences, Inc. *	6,570	466,404	Cabot Oil & Gas Corp. - Class A	4,111	145,201
Regeneron Pharmaceuticals, Inc. *	874	251,362
		1,200,229	PHARMACEUTICALS - 2.2%
CHEMICALS - 2.1%			Pharmacyclics, Inc. *	2,364	280,465
Monsanto Co.	2,531	265,451
			REIT - 1.8%
COMMERCIAL SERVICES - 4.4%			American Tower Corp.	2,900	230,115
MasterCard, Inc. - Class A	784	562,206
			RETAIL - 9.8%
COMPUTERS - 4.1%			Chipotle Mexican Grill, Inc. - Class A *	441	232,394
Apple, Inc.	997	520,783	Dunkin' Brands Group, Inc.	3,599	171,600
			Starbucks Corp.	6,590	534,120
DIVERSIFIED FINANCIAL SERVICES - 3.7%			Ulta Salon Cosmetics & Fragrance, Inc. *	2,376	306,148
Visa, Inc. - Class A	2,421	476,138			1,244,262
			SEMICONDUCTORS - 2.7%
FOOD - 2.9%			ARM Holdings PLC - ADR	7,367	347,649
Whole Foods Market, Inc.	5,801	366,217
			SOFTWARE - 5.5%
HEALTHCARE-PRODUCTS - 1.8%			Salesforce.com, Inc. *	8,649	461,511
Intuitive Surgical, Inc. *	608	225,872	Workday, Inc. - Class A *	3,215	240,707
					702,218
INTERNET - 26.2%			TOTAL COMMON STOCK
Amazon.com, Inc. *	1,910	695,297	(Cost - $9,210,444)		12,731,434
eBay, Inc. *	5,801	305,771
F5 Networks, Inc. *	498	40,592	TOTAL INVESTMENTS - 100.1%		$ 12,731,434
Facebook, Inc.- Class A *	12,416	624,028	(Cost - $9,210,444)
LinkedIn Corp.- Class A *	3,230	722,454	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1) %		(8,332)
Priceline.com, Inc. *	608	640,729	NET ASSETS - 100.0%		$ 12,723,102
Splunk, Inc. *	4,901	307,342
		3,336,213	* Non-Income producing security.
			ADR - American Depositary Receipt.
			REIT- Real Estate Investment Trust.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Focused Large Cap Growth Fund (Continued)
October 31, 2013

Portfolio Composition * - (Unaudited)

Communications	26.20%	Financial	5.55%
Consumer, Non-Cyclical	20.70%	Basic Materials	2.09%
Consumer, Cyclical	18.60%	Energy	1.14%
Industrial	13.38%	Total	100.00%
Technology	12.34%

* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Real Estate Stock Fund

Message from the Sub-Adviser (Cornerstone Real Estate Advisors LLC)

The real estate stock market, as measured by the FTSE NAREIT All REITs Index (the "Benchmark Index"), had performance that was well below most of the major U.S. stock indexes in the 12-month period ending October 31, 2013, returning 9.8 percent.  The majority of those gains were logged in the first, second and fourth fiscal quarters.  The third fiscal quarter saw a loss of nearly 10 percent as surging interest rates spooked investors.  In the Fund, self-storage and industrial real estate investment trusts (“REITS”) were among the best performers while regional mall and healthcare REITs lagged.

Exposure to self-storage REITs added value on both a relative and absolute basis in the 12-month period ending October 31, 2013.  Both a large overweight to the sector and security selection drove the outperformance.  The Sub-Adviser continues to see strength in these securities because of what it considers to be attractive valuations and the fact that there have been fewer new storage operators entering the business as demand for more storage space has increased.  This general strength in demand within this sector has allowed operators to raise prices while enjoying historically low financing costs due to the current low interest rate environment. Additionally, the Fund believes consolidation in the sector may allow for further price increases as the mom and pop shops that still dominate the sector are bought out by larger firms.  CubeSmart (CUBE), a Pennsylvania based self-storage firm, had the best performance in this sector, increasing more than 43 percent over the fiscal year.

The Sub-Adviser overweighted healthcare REITs for most of the fiscal year before significantly decreasing exposure in the second half of the fiscal year as valuations in the sector became a bit frothy.  The underweight in the final two quarters added some value as healthcare REITs contained within the Benchmark Index suffered significant declines.  Exposure to the sector over the full fiscal year still dragged on performance, however.  Healthcare REIT, Inc. (HCN), which primarily invests in senior living properties, increased by approximately 3 percent in the 12-month period ending October 31, 2013.

Industrial REITs contributed positively to performance as the Sub-Adviser overweighted the sector and outperformed industrial REITs on the Benchmark Index.  Increasing the weighting toward the sector in the second half of the fiscal year was particularly beneficial to the Fund.  Overweighting this sector was intended to be a cyclical play as the manufacturing sector and economy in general has improved in recent quarters.  One such firm held by the Fund called First Industrial Realty Trust, Inc. (FR) increased by more than 37 percent during the fiscal year.

Exposure to REITs in the regional mall sector detracted from performance as the Sub-Adviser overweighted the sector and selections underperformed regional mall REITs on the Benchmark Index.  Taubman Centers, Inc. (TCO), a REIT that engages in the ownership, management, leasing and acquisition of regional retail shopping centers, decreased by  approximately 14 percent in the 12-month period ending October 31, 2013.

Another strong performer was the apartment REIT sector, due mainly to selection and a moderate underweight.   The Sub-Adviser plans to maintain the underweight for the foreseeable future as occupancy flattens due to a heated-up housing market. It still sees some opportunity, however, as growth in new apartment developments has decelerated due to the lower demand. One of the better performers during the fiscal quarter was Essex Property Trust, Inc. (ESS) which engages in the ownership, operation, management, acquisition, development and redevelopment of apartment communities, returned nearly 11 percent during the fiscal year.  Apartment REITs contained in the benchmark actually suffered a small decline of less than 1 percent during the same time period.

Going forward, the Sub-Adviser is optimistic about the coming fiscal quarter as housing, financing and employment slowly and steadily improve.  As the markets continue to settle, the Fund expects pro-cyclical real estate assets to return to favor and interest rates to stay near current levels for the remainder of the year.  An improved housing market will continue to be a significant benefit as it continues to add rather than drag on the economy.  Despite recent spread tightening, REITs appear to remain inexpensive relative to bonds and fairly valued relative to the underlying real estate.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	9.85%	11.34%	14.94%	5.86%
Class C Class A with load of 5.75% Class A without load	8.73% 3.31% 9.60%	10.22% 8.89% 11.05%	13.79% 13.31% 14.67%	4.81% 0.71%* 1.59%*
Morningstar Real Estate Category	9.06%	11.06%	14.72%	5.99%
FTSE NAREIT All REITs Index	9.78%	12.43%	15.33%	6.17%

*Class A commenced operations on January 3, 2007.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITS of various types. REITs are companies that develop and manage real estate properties.

The FTSE NAREIT All REITs Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX and NASDAQ National Market. Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.46% for Class N, 2.46% for Class C and 1.71% for Class A. The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 2.6%			OFFICE PROPERTY - 12.4%
HEALTHCARE-SERVICES - 1.1%			Boston Properties, Inc.	15,950	$ 1,650,825
Capital Senior Living Corp. *	20,310	$ 450,476	Douglas Emmett, Inc.	54,020	1,346,719
			Highwoods Properties, Inc.	20,990	810,214
LODGING - 1.5%			Kilroy Realty Corp.	18,600	988,776
Marriott International, Inc./DE	12,680	571,614			4,796,534
			REGIONAL MALLS - 16.9%
TOTAL COMMON STOCK (Cost - $1,006,493)		1,022,090	General Growth Properties, Inc.	77,600	1,647,448
			Simon Property Group, Inc.	26,001	4,018,455
REITS - 96.1%			Tanger Factory Outlet Centers	18,420	641,937
APARTMENTS - 10.1%			Taubman Centers, Inc.	3,560	234,212
AvalonBay Communities, Inc.	12,280	1,535,614			6,542,052
Equity Residential	13,260	694,294	SHOPPING CENTERS - 12.0%
Essex Property Trust, Inc.	10,430	1,679,230	Acadia Realty Trust	35,050	934,783
		3,909,138	DDR Corp.	29,180	494,601
DIVERSIFIED - 6.6%			Kimco Realty Corp.	65,130	1,398,992
Cousins Properties, Inc.	36,040	408,333	Ramco-Gershenson Properties Trust	37,480	609,425
Lexington Realty Trust	49,980	584,766	Regency Centers Corp.	23,180	1,197,479
STAG Industrial, Inc.	47,180	986,534			4,635,280
Vornado Realty Trust	6,630	590,468	STORAGE - 10.0%
		2,570,101	CubeSmart	42,390	774,465
HEALTHCARE - 4.8%			Extra Space Storage, Inc.	22,930	1,054,552
Health Care REIT, Inc.	17,290	1,121,256	Public Storage	12,370	2,065,419
Omega Healthcare Investors, Inc.	7,960	264,590			3,894,436
Physicians Realty Trust	12,790	160,642	WAREHOUSE - 9.9%
Sabra Health Care REIT, Inc.	11,470	308,543	DCT Industrial Trust, Inc.	195,770	1,517,219
		1,855,031	First Industrial Realty Trust, Inc.	68,520	1,238,156
HOTELS - 10.1%			Prologis, Inc.	26,840	1,072,258
Ashford Hospitality Trust, Inc.	30,860	403,032			3,827,633
Chesapeake Lodging Trust	39,780	937,615
FelCor Lodging Trust, Inc. *	51,460	345,811	TOTAL REITS (Cost - $33,442,796)		37,247,922
Hersha Hospitality Trust	69,850	396,050
Host Hotels & Resorts, Inc.	17,060	316,463	SHORT-TERM INVESTMENT - 1.3%
LaSalle Hotel Properties	20,360	632,178	MONEY MARKET FUND - 1.3%
Strategic Hotels & Resorts, Inc. *	18,160	157,992	Fidelity Institutional Money Market
Sunstone Hotel Investors, Inc.	56,467	748,188	Fund - Government Portfolio, 0.01%+	495,512	495,512
		3,937,329	TOTAL SHORT-TERM INVESTMENT
MORTGAGE - 3.3%			(Cost - $ 495,512)
MFA Financial, Inc.	33,930	251,421
Starwood Property Trust, Inc.	30,400	780,976	TOTAL INVESTMENTS - 100.0% (Cost - $34,944,801)		$ 38,765,524
Two Harbors Investment Corp.	26,580	247,991	OTHER ASSETS LESS LIABILITIES - 0.0%		1,821
		1,280,388	TOTAL NET ASSETS - 100.00%		$ 38,767,345

			REIT - Real Estate Investment Trust.
			+ Variable rate security. Interest rate is as of October 31, 2013.
			* Non-Income producing security.

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Real Estate Stock Fund (Continued)
October 31, 2013

Portfolio Composition * - (Unaudited)
Regional Malls	16.88%	Diversified	6.63%
Office Property	12.37%	Healthcare	4.79%
Shopping Centers	11.96%	Mortgage	3.30%
Hotels	10.16%	Lodging	1.47%
Apartments	10.08%	Short-Term Investment	1.28%
Storage	10.05%	Healthcare-Services	1.16%
Warehouse	9.87%	Total	100.00%

* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham International Stock Fund

Message from the Sub-Adviser (Arrowstreet Capital, Limited Partnership)

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), returned 20.3 percent during the year ending October 31, 2013 (the “fiscal year”).

The best performing developed market countries as measured by the US Dollar based Index during the fiscal year were Greece, up 75.1 percent, and Finland, up 53.1 percent. The worst performing developed market countries were Israel, down 0.3 percent, and, Canada up 6.0 percent. The best performing emerging market countries during the fiscal year as measured by the Index were Poland, up 21.2 percent, and Philippines, up 19.9 percent. The worst performing emerging market countries were Peru, down 21.2 percent, and Chile, down 14.6 percent.

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing most to returns relative to the Index during the fiscal year included: Japan, primarily due to underweights in the financial services sector, and overweights to consumer discretionary and industrials sectors; the United Kingdom, primarily due to an underweight to the energy and materials sectors; and France, primarily due to overweights in the financial services and consumer discretionary sectors.  The country contributing most to underperformance relative to the Index included: Russia, primarily due to overweights to the energy and financial services sector.

Sectors contributing most to returns relative to the Index during the fiscal year included: the materials sector, primarily due to underweighting the sector in countries such as  Canada, the United Kingdom, and Australia;  the consumer discretionary sector, primarily due to overweighting the sector in countries such as Japan, France, and Germany; and the financial services sector, primarily due to underweights in Japan, and overweights in countries such as France and Sweden.  The sector contributing the most to the underperformance relative to the Index included: the information technology sector, primarily due to overweights in Sweden and Canada.

The stocks contributing most to returns relative to the Index during the fiscal year included: Nomura Holdings, Inc., a Japanese financial services company; and Sumitomo Mitsui Financial Group, Inc., a Japanese financial services company.  Stocks contributing most to underperformance relative to the Index included: China Mobile Limited, a Chinese telecommunications company; and Gazprom OAO, a Russian energy company.

The foregoing Sub-Adviser Background and Insights from the Sub-Adviser are provided by Arrowstreet as of October 31, 2013 for informational purposes only and solely with respect to the portfolio of assets in the Fund managed by Arrowstreet.  References to specific stocks, countries or sectors are shown for informational purposes only and are not intended as investment advice.  Arrowstreet is not responsible for, and makes no representation with respect to, any other information or performance data set forth herein.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013**

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	27.64%	7.15%	14.98%	6.14%
Class C Class A with load of 5.75% Class A without load	26.40% 20.11% 27.40%	6.07% 4.79% 6.88%	13.83% 13.36% 14.70%	5.09% 1.24%* 2.12%*
Morningstar Foreign Large Cap Blend Category	22.98%	6.95%	11.41%	5.61%
MSCI ACW ex US Index (net)	20.28%	6.04%	12.48%	6.79%

*Class A commenced operations on January 3, 2007.

**Arrowstreet became the Sub-Adviser of the Dunham International Stock Fund effective July 1, 2008. The performance returns have been furnished by the Fund.  Arrowstreet makes no representation or warranty relating to the accuracy or completeness of such data.

The Morningstar Foreign Large Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics predominate.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.98% for Class N,2.98% for Class C and 2.23% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distribution.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value

COMMON STOCK - 94.9%			BANKS - 7.6%
AEROSPACE/DEFENSE - 0.5%			Akbank TAS	37,085	$ 145,217
BAE Systems PLC	38,769	$ 283,003	Asya Katilim Bankasi AS *	80,119	81,322
			Banca Monte dei Paschi di Siena SpA *	118,447	37,447
AGRICULTURE - 0.6%			Banco Bradesco SA - ADR	5,222	75,301
Japan Tobacco Inc.	8,800	318,514	Bank Leumi Le-Israel BM *	23,810	90,715
Swedish Match AB	1,965	64,983	Bank Mandiri Persero Tbk PT	54,000	41,229
		383,497	China Construction Bank Corp - H Shares	591,000	459,790
AIRLINES - 0.7%			Credit Agricole SA *	23,348	281,501
Deutsche Lufthansa AG *	15,948	309,175	DNB ASA	3,350	59,452
International Consolidated Airlines Group SA *	20,025	111,517	Industrial & Commercial Bank of China Ltd. - H Shares	621,000	435,315
Turk Hava Yollari	2	6	Intesa Sanpaolo SpA	109,884	273,361
		420,698	Lloyds Banking Group PLC *	54,978	68,052
APPAREL - 0.9%			Mediobanca SpA	12,940	118,228
Adidas AG	1,061	121,230	Pohjola Bank PLC - A Shares	1,902	34,732
Christian Dior SA	345	65,640	Sberbank of Russia - ADR	68,463	874,273
Gildan Activewear, Inc.	7,658	368,564	Skandinaviska Enskilda Banken AB - A Shares	8,090	98,138
		555,434	Societe Generale SA	12,823	726,366
AUTO MANUFACTURERS - 6.0%			Turkiye Is Bankasi - C Shares	61,591	168,568
Bayerische Motoren Werke AG	5,219	592,310	Turkiye Vakiflar Bankasi Tao - D Shares	24,448	58,605
Daihatsu Motor Co. Ltd.	8,000	155,377	UniCredit SpA	59,602	448,644
Daimler AG	6,250	513,131			4,576,256
Fiat SpA *	44,366	349,090	BEVERAGES - 0.1%
Fuji Heavy Industries Ltd.	7,000	191,449	Kirin Holdings Co. Ltd.	5,000	73,100
Hino Motors Ltd.	12,000	169,607
Isuzu Motors Ltd.	26,000	161,967	BIOTECHNOLOGY - 0.9%
Mazda Motor Corp. *	73,000	328,710	CSL Ltd.	7,754	511,569
Renault SA	2,928	256,174
Suzuki Motor Corp.	4,500	113,189	BUILDING MATERIALS - 0.6%
Toyota Motor Corp.	8,100	525,350	HeidelbergCement AG	3,117	246,109
Volkswagen AG	949	232,715	James Hardie Industries PLC	9,833	102,077
		3,589,069			348,186
AUTO PARTS & EQUIPMENT - 4.8%			CHEMICALS - 1.4%
Aisin Seiki Co. Ltd.	3,400	138,165	Asahi Kasei Corp.	25,000	190,323
Bridgestone Corp.	4,400	150,890	Daicel Corp.	15,000	126,470
Continental AG	2,041	374,262	Denki Kagaku Kogyo KK	28,000	117,461
Denso Corp.	2,000	96,166	Lonza Group AG *	1,011	90,459
Hyundai Mobis	492	138,786	Mitsubishi Chemical Holdings Corp.	22,500	105,360
JTEKT Corp.	5,100	65,495	Sumitomo Chemical Co. Ltd.	52,000	190,502
Koito Manufacturing Co. Ltd.	12,000	218,511			820,575
Magna International, Inc.	1,599	135,218	COMMERCIAL SERVICES - 0.7%
NGK Insulators Ltd.	15,000	252,377	Brambles Ltd.	10,205	89,914
NGK Spark Plug Co. Ltd.	23,000	525,436	Ranstad Holding NV	5,808	358,695
Sumitomo Electric Industries Ltd.	15,100	226,333			448,609
Toyota Industries Corp.	6,300	277,978	COMPUTERS - 0.6%
Valeo SA	2,956	293,243	Fujitsu Ltd. *	34,000	146,115
		2,892,860	Infosys Ltd. - ADR	4,487	238,080
					384,195

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2013
Security	Shares	Value	Security	Shares	Value

DISTRIBUTION/WHOLESALE - 1.7%			FOOD - 2.9%
ITOCHU Corp.	9,200	$ 110,656	Aryzta AG	2,251	$ 168,329
Marubeni Corp.	37,000	289,778	Bidvest Group Ltd.	8701	232,472
Mitsubishi Corp.	12,300	248,918	BIM Birlesik Magazalar AS	1,613	33,809
Mitsui & Co. Ltd.	14,200	202,922	Delhaize Group SA	5,484	351,200
Sojitz Corp.	80,600	156,556	Kerry Group PLC	1,389	89,204
		1,008,830	Koninklijke Ahold NV	13,029	248,320
DIVERSIFIED FINANANCIAL SERVICES - 1.1%			Metro AG	5,040	236,958
Aberdeen Asset Management PLC	31,666	224,888	Toyo Suisan Kaisha Ltd.	2,000	63,626
BM&FBovespa SA	27,800	158,545	Woolworths Ltd.	7,530	249,219
Old Mutual PLC	25,243	82,305	Yakult Honsha Co. Ltd.	1,500	76,214
Orix Corp.	10,900	188,857			1,749,351
		654,595	FOOD SERVICE - 0.4%
ELECTRIC - 1.5%			Compass Group PLC	15,034	216,289
Chubu Electric Power Co., Inc.	8,500	125,865
Enel SpA	49,519	219,078	FOREST PRODUCTS - 0.2%
Iberdrola SA	20,281	127,652	Svenska Cellulosa AB SCA - Class B	4,239	120,535
Tema Rete Elettrica Nazionale SpA	39,114	194,164
Tokyo Electric Power Co., Inc. *	48,600	259,452	GAS - 0.4%
		926,211	Engas SA	1,289	34,511
ELECTRICAL COMPONENTS & EQUIPMENT - 1.8%			Gas Natural SDG SA	8,454	199,948
Brother Industries Ltd.	14,500	164,804			234,459
Furukawa Electric Co. Ltd.	13,000	30,140	HAND/MACHINE TOOLS - 0.4%
Hitachi Ltd.	51,000	356,859	Fuji Electric Co. Ltd.	24,000	107,623
Osram Licht AG *	8,348	433,560	Sandik AB	7,675	104,011
Ushio, Inc.	7,600	96,024			211,634
		1,081,387	HEALTHCARE-PRODUCTS - 1.1%
ELECTRONICS - 2.3%			Coloplast A/S - Class B	5,576	364,685
Advantest Corp.	9,900	118,519	Smith & Nephew PLC - ADR	1,622	104,149
Hamamatsu Photonics KK	2,300	86,091	Sysmex Corp.	1,000	66,263
Ibiden Co. Ltd.	4,900	84,970	Terumo Corp.	3,000	145,336
Kyocera Corp.	2,200	114,282			680,433
Murata Manufacturing Co. Ltd.	2,200	176,648	HEALTHCARE-SERVICES - 0.5%
NEC Corp.	77,000	173,009	Ramsay Healthe Care Ltd.	3,644	134,259
Nippon Electric Glass Co. Ltd.	48,000	246,975	Sonic Healthcare Ltd.	11,126	170,461
Omron Corp.	5,200	198,499			304,720
Rexel SA	7,096	178,195	HOLDING COMPANIES-DIVERSIFIED - 1.0%
		1,377,188	KOC Holding AS	17,622	86,467
ENGINEERING & CONSTRUCTION - 2.5%			Wendel SA	833	116,425
Acciona SA	1,620	102,979	Wharf Holdings Ltd.	47,000	395,497
Airports of Thailand PCL	58,200	395,896			598,389
Enka Insaat ve Sanayi AS	67,296	197,127	HOME BUILDERS - 0.0%
Hochteif AG	3,606	327,046	Sekisui House Ltd.	1,000	14,358
JGC Corp.	3,000	114,826
Leighton Holdings Ltd.	5,049	85,846	HOME FURNISHINGS - 0.7%
TAV Havalimanlari Holding AS	39,944	289,553	Electrolux AB - Series B	511	12,641
		1,513,273	Panasonic Corp.	16,100	165,065
ENTERTAINMENT - 0.5%			Sony Corp.	8,200	143,090
OPAP SA	24,283	302,372	Sony Corp. - ADR	6,524	112,539
					433,335

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2013
Security	Shares	Value	Security	Shares	Value

HOUSEHOLD PRODUCTS/WARES - 0.4%			MACHINERY - DIVERSIFIED - 1.2%
Unilever Indonesia Tbk PT	97,500	$ 259,216	Hexagon AB - B Shares	7,144	$ 214,843
			Kawasaki Heavy Industries Ltd.	54,000	211,071
HOUSEWARES - 0.0%			Kubota Corp.	4,000	59,244
Turkiye Sise ve Cam Fabrikalari AS	3	4	Mitsubishi Heavy Industries Ltd.	34,000	216,145
					701,303
INSURANCE - 6.5%			MEDIA - 0.8%
Aegon NV - NY Reg. Shares	24,982	198,857	BEC World PCL	21,800	40,742
Aegon NV	3,802	30,336	British Sky Broadcasting Group PLC	12,310	185,032
Ageas	7,105	302,769	ITV PLC	55,903	170,998
AIA Group Ltd.	2,400	12,187	ProSiebenSat. 1 Media AG	2,266	108,028
Allianz SE - ADR	25,149	423,258			504,800
Allianz SE	844	142,101	METAL FABRICATE/HARDWARE - 0.5%
Assicurazioni Generali SpA	10,738	251,738	Tenaris SA	3,127	73,357
AXA SA	21,372	533,964	Tenaris SA - ADR	4,804	224,875
China Life Insurance Co. Ltd. - H Shares	22,000	58,072			298,232
CNP Assurances	6,382	112,736	MINING - 0.1%
Dai-ichi Life Insurance Co. Ltd.	14,600	208,490	Mitsubishi Materials Corp.	21,000	82,186
Delta Llyd NV	6,199	131,792
Hannover Rueckversicherung SE	234	18,779	MISCELLANEOUS MANUFACTURING - 0.8%
Muenchener Rueckversicherungs AG	1,142	238,916	ALS Ltd.	4,728	44,889
Ping An Insurance Group Co. of China Ltd. - H Shares	15,500	122,215	FUJIFILM Holdings Corp.	8,700	212,900
Resolution Ltd.	68,346	391,590	Konica Minolta Holdings, Inc.	24,000	198,803
SCOR SE	3,700	130,955			456,592
Suncorp Group Ltd.	9,611	121,631	OFFICE/BUSINESS EQUIPMENT - 0.5%
Swiss Life Holding AG	1,417	281,631	Canon, Inc. - ADR	5,612	177,171
T&D Holdings Inc	18,000	216,169	Ricoh Co. Ltd.	11,000	116,204
		3,928,186			293,375
INTERNET - 0.2%			OIL & GAS - 5.2%
Iliad SA	624	142,911	BP PLC - ADR	7,637	355,121
			Gazprom OAO - ADR	89,585	838,516
INVESTMENT COMPANIES - 0.3%			Idemitsu Kosan Co. Ltd.	2,000	167,478
Exor SpA	3,756	149,303	Lukoil OAO - ADR	8,343	547,301
			Lukoil OAO - ADR	4,405	288,395
LEISURE TIME - 0.8%			Neste Oil OYJ	12,039	239,373
Flight Centre Travel Group Ltd.	3,295	162,353	Rosneft OAO - GDR	53,135	418,957
Yamaha Corp.	13,400	200,129	Showa Shell Sekiyu KK	20,100	216,159
Yamaha Motor Co. Ltd.	7,700	117,988	Surgutneftegas OAO - ADR	7,842	68,618
		480,470			3,139,918
LODGING - 2.0%			PACKAGING & CONTAINERS - 0.2%
Crown Resorts Ltd.	1,772	28,353	Amcor Ltd.	10,019	103,013
Galaxy Entertainment Group Ltd. *	24,000	179,148
MGM China Holdings Ltd.	193,200	666,127	PHARMACEUTICALS - 11.7%
Sands China Ltd. - ADR	1,446	102811	Actelion Ltd.	4,570	354,424
Sands China Ltd.	16,000	113,756	Astellas Pharma, Inc.	6,000	334,581
Whitbread PLC	2,360	129,863	AstraZeneca PLC - ADR	2,722	143,885
		1,220,058	AstraZeneca PLC	9,292	492,306
MACHINERY CONSTRUCTION & MINING - 0.6%			Bayer AG	2,926	363,980
Atlas Copco AB - A Shares	6,316	175,514	Celesio AG	11,326	353,097
Mitsubishi Electric Corp.	15,000	164,930
		340,444

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2013

Security	Shares	Value	Security	Shares	Value

PHARMACEUTICALS - 11.7% (CONTINUED)			SOFTWARE - 0.8%
Chugai Pharmaceutical Co. Ltd.	10,800	$ 253,838	Amadeus IT Holding SA - A Shares	10,953	$ 407,504
Daiichi Sankyo Co. Ltd.	9,400	174,338	GungHo Online Entertainment, Inc.*	151	94,625
Eisai Co. Ltd.	6,100	239,694			502,129
GlaxoSmithKline PLC - ADR	19,045	1,002,338	TELECOMMUNICATIONS - 10.8%
GlaxoSmithKline PLC	4,531	119,523	Bezeq The Israeli Telecommunication Corp.	68,287	118,840
Grifols SA	3,311	136,081	BT Group PLC - ADR	3,487	211,417
Kyowa Hakko Kirin Co. Ltd.	1,000	11,048	BT Group PLC	66,382	401,922
Merck KGaA	752	125,441	China Mobile Ltd.	64,000	665,031
Otsuka Holdings Co. Ltd.	6,200	176,643	Deutsche Telekom AG - ADR	11,604	183,227
Roche Holding AG - ADR	3,548	246,018	Deutsche Telekom AG	16,225	255,676
Roche Holding AG	1,453	402,760	KDDI Corp.	5,000	270,865
Sanofi - ADR	1,163	62,197	Millicom International Cellular SA	3,616	334,583
Sanofi	6,598	705,443	Mobile Telesystems OJSC	2,540	57,912
Santen Pharmaceutical Co. Ltd.	2,000	101,563	Nippon Telegraph & Telephone Corp.	1,400	72,795
Shionogi & Co. Ltd.	5,700	126,171	Nokia OYJ *	24,071	183,464
Shire PLC - ADR	4,850	645,535	Nokia Corp. - ADR*	46,592	355,497
Suzuken Co. Ltd./Aichi Japan	2,500	90,302	Orange SA - ADR	16,271	223,401
Takeda Pharmaceutical Co. Ltd.	4,800	228,812	Swisscom AG	504	257,679
Teva Pharmaceuticals Industries Ltd. - ADR	4,279	158,708	TDC A/S	11,550	104,617
		7,048,726	Tele2 AB - B Shares	11,703	141,477
REAL ESTATE - 1.0%			Telecom Italia SpA	187,430	183,352
China Resources Land Ltd.	8,000	23,174	Telefonaktiebolaget LM Ericsson - ADR	17,722	212,487
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	65,061	93,352	Telefonaktiebolaget LM Ericsson - B Shares	26,794	321,434
Hopewell Holdings Ltd.	22,500	75,770	Telenor ASA	7,220	173,679
Hysan Development Co. Ltd.	27,000	126,294	TeliaSonera AB	31,026	257,310
Wheelock & Co. Ltd.	50,000	255,153	Telstra Corp. Ltd.	40,744	200,099
		573,743	Telstra Corp. Ltd. - ADR	3,391	83,012
REITS - 0.1%			Vivendi SA	4,132	104,910
Link REIT	11,500	57,849	Vodafone Group PLC - ADR	24,677	908,607
			Ziggo NV	5,415	232,778
RETAIL - 1.5%					6,516,071
Autogrill SpA *	4,818	43,369	TRANSPORTATION - 1.6%
Citizen Holdings Co. Ltd.	22,300	159,151	Deutsche Post AG - ADR	10,833	367,131
FamilyMart Co. Ltd.	3,300	147,874	Deutsche Post AG	2,163	73,249
Hennes & Mauritz AB - B Shares	2,242	97,167	East Japan Railway Co.	3,100	269,381
Homes Retail Group PLC	18,284	58,361	Toll Holdings Ltd.	43,491	237,796
Jollibee Foods Corp.	32,600	133,897			947,557
Next PLC	1,562	136,407
Woolworths Holdings Ltd.	15,935	120,182	TOTAL COMMON STOCK (Cost - $47,638,186)		$ 57,086,890
World Duty Free SpA *	710	7,888
		904,296
SEMICONDUCTORS - 2.9%
Rohm Co. Ltd.	300	12,318
Samsung Electronics Co. Ltd. - GDR - Reg S	830	576,435
Samsung Electronics Co. Ltd.	339	467,510
Samsung Electronics Co. Ltd. - GDR - Pfd	773	370,344
STMicroelectronics NV	23,277	180,223
Tokyo Electron Ltd.	2,100	115,268
		1,722,098

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham International Stock Fund (Continued)
October 31, 2013

Security	Shares	Value	Security	Shares	Value

PREFERRED STOCK - 1.9%			RIGHTS - 0.3%
AUTO MANUFACTURERS - 0.9%			BANKS - 0.3%
Bayerische Motoren Werke AG	1,213	$ 101,530	Banco Santander SA - Rights *
Porsche Automobil Holding SE	1,500	140,452	(Cost - $202,193)	26,200	$ 181,599
Volkswagen AG	1,200	305,171
		547,153	SHORT-TERM INVESTMENT - 2.8%
BANKS - 0.6%			MONEY MARKET FUND - 2.8%
Banco Bradesco SA	24,600	358,570	Fidelity Institutional Money Market Funds - Government
			Portfolio 0.00% + TOTAL
ELECTRIC - 0.3%			SHORT-TERM INVESTMENT - (Cost - $1,677,066)	1,677,066	$ 1,677,066
Centrais Eletricas Brasileiras SA - B Shares	36,100	194,144
			TOTAL INVESTMENTS - 99.9% (Cost - $50,447,035)		$ 60,102,914
FOOD - 0.1%			OTHER ASSETS LESS LIABILITIES - 0.1%		80,964
Metro AG	1,635	57,492	NET ASSETS - 100.0%		$ 60,183,878
			* Non-income producing security.
TOTAL PREFERRED STOCK (Cost - $929,590)		1,157,359	ADR - American Depositary Receipt.
			GDR - Global Depositary Receipt.
			NVDR - Non-Voting Depositary Receipt.
			REIT - Real Estate Investment Trust.
			+ Variable rate security. Interest rate is as of October 31, 2013.

Portfolio Composition * - (Unaudited)
Other Countries	26.56%		Italy	3.79%
Japan	24.54%		Australia	3.70%
Germany	11.05%		Hong Kong	3.34%
Britain	8.99%		Switzerland	3.30%
France	6.55%		Sweden	3.03%
Russia	5.15%		Total	100.00%
* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Value Fund

Message from the Sub-Adviser (Piermont Capital Management, LLC)

Small capitalization value stocks, as measured by the Russell 2000 Value Index (the "Benchmark Index"), increased by 32.8 percent in the 12-month period ending October 31, 2013.  While all four fiscal quarters saw positive results, the first and third quarters had the largest gains, delivering 10.8 percent and 9.2 percent, respectively.  The third and fourth fiscal quarters saw substantial changes to the Fund as the Sub-Adviser was replaced as of July 1, 2013.

The previous Sub-Adviser focused on what it believed were high quality firms that had healthier balance sheets and were on the higher end of the capitalization spectrum within the small capitalization space. The new Sub-Adviser’s strategy attempts to maintain a market capitalization similar to the Benchmark Index.  The new strategy also focuses on what the Sub-Adviser considers high quality firms, using a 40 factor model that includes both fundamental and technical metrics.  Stocks must rank in the top 20 percent to be considered for purchase and also undergo a qualitative red flag review.  The red flag review may include reviewing news stories that could adversely affect a stock, high turnover in senior management and an accelerating debt ratio, among other factors.

Another core premise of the new strategy is that the Fund should remain sector and industry neutral. This may help to avoid large risks that may occur from overweighting or underweighting a particular sector. This generally helps the Sub-Adviser to focus solely on picking the best stocks in each sector and industry rather than trying to predict macroeconomic trends.  It is this complete bottom-up selection approach that makes the new Sub-Adviser somewhat unique.  Perhaps one final difference is the previous Sub-Adviser’s strategy only allowed it to buy companies that pay dividends and were priced at more than five dollars per share.  This is no longer a requirement.

The financial services sector was the top contributor to performance relative to the Benchmark Index in the first half of the fiscal year.  Performance flattened somewhat during the second half of the fiscal year as the new Sub-Adviser increased the weighting toward the sector to become neutral to the Benchmark Index weighting, as per their strategy.  Insurance companies were the exception, continuing to outperform by a wide margin for the remainder of the fiscal year while banks and other financial services firms lagged somewhat.  One of the better performing banks that was held for the entire fiscal year by both Sub-Advisers was Trustmark Corporation (TRMK).  The Mississippi based bank, which operates primarily in the southeast, gained more than 22 percent in the 12-month period ending October 31, 2013.

The basic materials sector also added value on a relative basis, outperforming in three of the four fiscal quarters.  Performance was mainly due to security selection.  Though no single materials stock was held for the entire fiscal year, Cliffs Natural Resources, Inc. (CLF), an iron ore producer, was one of the top performing stocks in the fourth fiscal quarter, gaining more than 33 percent in the three-month period ending October 31, 2013 and nearly 49 percent over the fiscal year.  Analysis of the firm had shown it to be undervalued after a severe drop in share price earlier in the year after a disappointing earnings report and dividend cut.

Exposure to the technology sector detracted somewhat from performance during the fiscal year, due mainly to security selection.  Again, there were no technology stocks that were held throughout the fiscal year due to the Sub-Adviser change.  Vishay Intertechnology, Inc. (VSH), a semi-conductor firm that is held by the current Sub-Adviser, declined by nearly 15 percent in the fourth fiscal quarter.  The Sub-Adviser noted, however, that the stock was still up more than 48 percent over the last 12-months despite the recent pull back.

Going forward, the Sub-Adviser will continue its sector and industry neutral bottom-up stock picking strategy without regard to outside economic factors, interest rate changes or any other top-down methodology.  The Fund will continue to analyze its multi-factor model, only making adjustments when it is deemed that a particular metric is no longer working properly or it is found that a new fundamental or technical indicator may be useful.

Growth of $10,000 Investment – (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	31.14%	14.62%	14.60%	5.20%
Class C Class A with load of 5.75% Class A without load	29.75% 23.23% 30.74%	13.49% 12.16% 14.38%	13.45% 13.01% 14.35%	4.16% 3.13%* 4.03%*
Morningstar Small Cap Value Category	34.76%	16.72%	16.85%	7.47%
Russell 2000 Value Index	32.83%	16.33%	14.84%	6.94%

* Class A commenced operations on January 3, 2007.

The Morningstar Small Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

The Russell 2000 Value Index measures the performance of the 2000 smallest companies with lower price-to-book ratios and lower forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.81% for Class N, 2.81% for Class C and 2.06% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 96.6%
AEROSPACE/DEFENSE - 2.3%			DIVERSIFIED FINANCIAL SERVICES - 1.8%
Curtiss-Wright Corp.	5,290	$ 263,337	FBR & Co. *	5,400	$ 143,100
Ducommun, Inc. *	8,370	208,078	Investment Technology Group, Inc. *	14,000	224,280
		471,415			367,380
AGRICULTURE - 1.3%			ELECTRIC - 2.8%
The Andersons, Inc.	3,680	272,983	Black Hills Corp.	3,370	170,926
			Empire District Electric Co.	10,260	230,748
AIRLINES - 0.6%			IDACORP, Inc.	3,360	173,376
SkyWest, Inc.	8,740	131,450			575,050
			ELECTRICAL COMPONENT & EQUIPMENT - 1.4%
APPAREL - 0.8%			EnerSys, Inc.	4,190	278,007
Unifi, Inc. *	6,300	153,657
			ELECTRONICS - 3.5%
AUTO PARTS & EQUIPMENT - 1.6%			Benchmark Electronics, Inc. *	8,620	195,933
Standard Motor Products, Inc.	9,100	329,056	TTM Technologies, Inc. *	14,040	122,850
			Vishay Intertechnology, Inc. *	11,950	146,627
BANKS - 13.6%			Watts Water Technologies, Inc. - Class A	4,210	243,254
Banner Corp.	6,070	232,238			708,664
Central Pacific Financial Corp.	9,020	166,148	ENGINEERING & CONSTRUCTION - 1.9%
First Citizens BancShares, Inc./NC - Class A	770	163,032	AECOM Technology Corp. *	6,650	211,337
First Financial Bancorp	12,080	187,482	EMCOR Group, Inc.	4,780	177,147
First Financial Holdings, Inc.	3,290	197,170			388,484
First Interstate Bancsystem, Inc.	7,960	199,876	ENTERTAINMENT - 1.0%
Hancock Holding Co.	5,780	189,468	Marriott Vacations Worldwide Corp. *	4,230	211,838
Hanmi Financial Corp.	12,540	219,199
International Bancshares Corp.	7,300	166,805	ENVIRONMENTAL CONTROL - 1.1%
OFG Bancorp	10,368	153,550	Darling International, Inc. *	9,500	221,065
Old National Bancorp/IN	15,640	227,406
TrustCo Bank Corp. NY	20,860	140,179	FOOD - 0.9%
Trustmark Corp.	8,000	217,280	Chiquita Brands International, Inc. *	17,500	181,125
WesBanco, Inc.	4,420	129,948
Wintrust Financial Corp.	4,443	193,315	GAS - 2.4%
		2,783,096	The Laclede Group, Inc.	5,100	240,057
BIOTECHNOLOGY - 1.1%			Southwest Gas Corp.	4,600	249,596
Charles River Laboratories International, Inc. *	4,350	214,064			489,653
			HEALTHCARE-PRODUCTS - 1.3%
CHEMICALS - 2.1%			Greatbatch, Inc. *	6,890	262,647
A Schulman, Inc.	5,930	196,402
Minerals Technologies, Inc.	4,210	238,412	HEALTHCARE-SERVICES - 1.4%
		434,814	Gentiva Health Services, Inc. *	10,430	119,424
COMMERICIAL SERVICES - 5.7%			Magellan Health Services, Inc. *	2,870	168,469
Aaron's, Inc.	5,530	156,886			287,893
Albany Molecular Research, Inc. *	16,980	222,438	INSURANCE - 5.2%
Booz Allen Hamilton Holding Corp.	9,650	191,070	Aspen Insurance Holdings Ltd.	5,600	218,456
Convergys Corp.	10,340	204,112	CNO Financial Group, Inc.	16,370	255,045
FTI Consulting, Inc. *	4,750	192,755	First American Financial Corp.	9,000	232,740
Matthews International Corp. - Class A	5,050	205,030	The Hanover Insurance Group, Inc.	2,750	160,985
		1,172,291	Selective Insurance Group, Inc.	7,820	205,431
COMPUTERS - 1.6%					1,072,657
DST Systems, Inc.	2,340	198,362	INTERNET - 1.3%
Insight Enterprises, Inc. *	6,060	127,684	ValueClick, Inc. *	8,900	170,969
		326,046	VASCO Data Security International, Inc. *	13,310	99,958
					270,927

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Value Fund (Continued)
October 31, 2013

Security	Shares	Value	Security	Shares	Value
INVESTMENT COMPANIES - 1.8%			RETAIL - 5.3%
BlackRock Kelso Capital Corp.	20,010	$ 187,894	Abercrombie & Fitch Co. - Class A	6,500	$ 243,620
MCG Capital Corp.	37,170	175,071	The Bon-Ton Stores, Inc.	12,830	146,904
		362,965	Brown Shoe Co., Inc.	9,000	201,960
IRON/STEEL - 1.1%			Jack in the Box, Inc. *	5,820	236,758
Cliffs Natural Resources, Inc.	8,890	228,295	Kirkland's, Inc. *	14,430	256,132
					1,085,374
MACHINERY DIVERSIFIED - 0.7%			SAVINGS & LOANS - 2.5%
Alamo Group, Inc.	2,894	136,568	Berkshire Hills Bancorp, Inc.	5,540	140,550
			EverBank Financial Corp.	13,600	205,632
MINING - 0.7%			WSFS Financial Corp.	2,430	170,124
Coeur Mining, Inc. *	11,600	141,636			516,306
			SEMICONDUCTORS - 2.0%
OIL & GAS - 3.0%			Kulicke & Soffa Industries, Inc. *	17,530	226,137
Delek US Holdings, Inc.	5,890	150,490	PMC - Sierra, Inc. *	31,120	182,674
Unit Corp. *	4,300	221,063			408,811
W&T Offshore, Inc.	12,700	242,443	SOFTWARE - 1.1%
		613,996	Digital River, Inc. *	12,860	229,422
OIL & GAS SERVICES - 4.4%
Dawson Geophysical Co. *	4,330	126,609	TELECOMMUNICATIONS - 3.2%
Matrix Service Co. *	13,700	284,823	Extreme Networks, Inc. *	33,600	180,096
RPC, Inc.	14,610	267,947	Iridium Communications, Inc. *	22,520	135,796
Tesco Corp. *	13,000	223,340	Polycom, Inc. *	19,280	200,512
		902,719	USA Mobility, Inc.	8,880	132,490
REAL ESTATE - 0.9%					648,894
Alexander & Baldwin, Inc. *	5,200	192,400	TEXTILES - 1.1%
			UniFirst Corp./MA	2,120	217,978
REITS - 11.3%
Ashford Hospitality Trust, Inc.	12,800	167,168	TRANSPORTATION - 0.8%
Associated Estates Realty Corp.	12,460	191,136	Werner Enterprises, Inc.	6,550	151,698
Campus Crest Communities, Inc.	21,530	215,515
Chesapeake Lodging Trust	7,360	173,475	TOTAL COMMON STOCK (Cost - $18,489,656)		19,760,954
CoreSite Realty Corp.	5,610	181,988
CubeSmart	10,680	195,123	SHORT-TERM INVESTMENT - 3.4%
First Industrial Realty Trust, Inc.	12,440	224,791	MONEY MARKET FUND - 3.4%
Government Properties Income Trust	6,650	162,593	Invesco STIT-Treasury Portfolio - 0.02% +	694,306	694,306
LaSalle Hotel Properties	7,120	221,076	TOTAL SHORT-TERM INVESTMENT - (Cost - $694,306)
Potlatch Corp.	4,850	198,025
RLJ Lodging Trust	6,820	172,273	TOTAL INVESTMENTS - 100.0% (Cost - $19,183,962)		$20,455,260
Sovran Self Storage, Inc.	2,830	216,467	LIABILITIES LESS OTHER ASSETS - 0.0%		(2,827)
		2,319,630	NET ASSETS - 100.0%		$20,452,433
* Non-income producing security.
+ Variable rate security, Interest rates as of October 31, 2013.
REIT - Real Estate Investment Trust.

Portfolio Composition * - (Unaudited)
Financial	37.22%		Utilities		5.21%
Consumer, Non-Cyclical	11.69%		Technology		4.71%
Industrial	11.52%		Communications		4.50%
Consumer, Cyclical	10.41%		Basic Materials		3.93%
Energy	7.42%		Short-Term Investment		3.39%
			Total		100.00%
* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Small Cap Growth Fund

Message from the Sub-Adviser (Pier Capital, LLC)

Small capitalization growth equities, as measured by the Russell 2000 Growth Index (the "Benchmark Index"), finished the fiscal year ending October 31, 2013 up 39.9 percent. Growth stocks in the small capitalization space outpaced their larger capitalization peers, as measured by the Russell 1000 Growth Index, by 11.6 percentage points for the fiscal year as investors sought appreciation regardless of market capitalization. Small capitalization growth stocks also outpaced the small capitalization value stocks, as measured by the Russell 2000 Value Index, which also had a strong year but still fell short of their small capitalization growth counterparts by 7.1 percent.  Small capitalization growth equities, in general, outpaced the market as a whole, as measured by the Wilshire 5000 Total Market Index by 13.2 percent for the fiscal year ending October 31, 2013.

Stock selection played a significant role in the performance of the Fund for the fiscal year, with the Fund’s outperformance coming solely from the stocks chosen for the Fund and not the allocation of asset classes.  A key example of this stock-based outperformance is in the energy sector where four companies provided a significant amount of gains compared to the benchmark.  Diamondback Energy, Inc (FANG), an independent oil and natural gas company headquartered in Midland, Texas, enjoyed a massive year as it returned 203.3 percent for the 12-month period ending October 31, 2013.  Bonanza Creek Energy, Inc. (BCEI), an independent energy exploration and production company producing oil and natural gas in the U.S., also more than doubled for the fiscal year and provided a total return of more than 104 percent.  Oasis Petroleum, Inc. (OAS), the premier operator in the Williston Basin, possessing both coveted assets and creative people that drive the success of the company, returned 81.3 percent for the year.  Those three holdings alone contributed to more than 1.5 percent outperformance over the Benchmark Index for the fiscal year.  Another stock choice which helped the Fund significantly was Wageworks, Inc (WAGE), a provider of tax-advantaged consumer directed health, commuter & employee benefit plans in the United States, which returned 164.1 percent for the fiscal year.

Conversely, the presence of a few underperforming stocks detracted significantly from the Fund relative and absolute performance.  The Fresh Market, Inc. (TFM), a chain of gourmet supermarkets based in Greensboro, North Carolina, dropped just over 10 percent for the year after an earnings report which fell below expectations.  Mellanox Technologies, Ltd. (MLNX), a provider of Ethernet and InfiniBand computer network switches and host bus adapters, suffered this fiscal year with steady downward price movement, closing with a loss of 52.8 percent.  BioScrip, Inc. (BIOS), a company which offers prescriptions, health and beauty items, vitamins, and home healthcare supplies, saw its share price fall significantly after missing earnings expectations, resulting in a loss of 23.7 for the fiscal year.

The Sub-Adviser implements a bottom-up process to selecting stocks for the Fund, focusing on individual firm characteristics rather than sectors or the economy as a whole.  It seeks companies on the verge of being major players in the market.  By seeking out and identifying market catalysts, the Sub-Adviser believes that the securities it selects for the Fund are tailored towards organic growth due to some kind of market advantage.  The Sub-Adviser feels that this has been the year where Europe has begun to get its act together thanks to the commitment from the central bank to improve the flow of credit.  The macroeconomic environment had been hurting the Fund in the past, but the stock selection has been good enough to make up for it and looks to continue into next year.

Looking forward to 2014, the Sub-Adviser believes that there is little information from small capitalization growth companies which says that conditions will change significantly.  The Fund is still positioned in a way which targets the strong growth seen in the past year thanks to the perception that stabilization in Europe and China is occurring.  With a bottom-up focus, the Sub-Adviser is less concerned about macroeconomic issues than company-specific risks and catalysts for growth.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	40.35%	17.23%	18.71%	8.67%
Class C Class A with load of 5.75% Class A without load	38.87% 31.86% 39.95%	16.05% 14.64% 16.93%	17.52% 17.02% 18.42%	7.60% 7.52%* 8.46%*
Morningstar Small Cap Growth Category	36.60%	17.43%	18.27%	7.49%
Russell 2000 Growth Index	39.84%	19.00%	19.27%	8.67%

**Class A commenced operations on January 3, 2007.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.35% for Class N, 2.35% for Class C and 1.60% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 97.5%
ADVERTISING - 1.1%			ELECTRONICS - 2.1%
MDC Partners, Inc.- Class A	9,043	$ 278,796	Fluidigm Corp. *	10,294	$ 324,261
			Newport Corp. *	12,491	198,232
AIRLINES - 1.6%					522,493
Spirit Airlines, Inc. *	9,014	388,954	ENTERTAINMENT - 1.8%
			Bally Technologies, Inc. *	3,230	236,242
APPAREL - 4.9%			Marriott Vacations Worldwide Corp. *	4,440	222,355
G-III Apparel Group Ltd. *	3,669	208,106			458,597
Iconix Brand Group, Inc. *	6,077	219,319	FOOD - 2.0%
Skechers U.S.A., Inc.- Class A *	11,632	338,956	Sprouts Farmers Market, Inc. *	6,038	278,110
Steven Madden Ltd. *	5,489	201,337	United Natural Foods, Inc. *	3,007	214,850
Under Armour, Inc.- Class A *	2,984	242,152			492,960
		1,209,870	HEALTHCARE-PRODUCTS - 3.1%
BANKS - 4.9%			Cyberonics, Inc. *	1,871	108,069
BankUnited, Inc.	7,155	220,159	Novadaq Technologies, Inc. *	13,624	225,205
Signature Bank *	2,149	218,811	Spectranetics Corp. *	8,406	175,601
SVB Financial Group *	3,306	316,649	TearLab Corp. *	14,783	154,187
Texas Capital Bancshares, Inc. *	4,230	220,172	Trinity Biotech PLC - ADR	4,504	112,600
Western Alliance Bancorp *	11,194	236,753			775,662
		1,212,544	HEALTHCARE-SERVICES - 4.2%
BIOTECHNOLOGY - 1.2%			Acadia Healthcare Co., Inc. *	8,491	368,170
Foundation Medicine, Inc. *	5,790	185,697	Health Net Inc./CA *	5,879	178,722
Intercept Pharmaceuticals, Inc. *	1,806	97,957	ICON PLC *	7,941	321,134
		283,654	LifePoint Hospitals, Inc. *	3,454	178,365
BUILDING MATERIALS - 0.8%					1,046,391
Caesarstone Sdot-Yam Ltd. *	4,816	203,091	INSURANCE - 1.0%
			Amtrust Financial Services, Inc.	6,099	233,958
CHEMICALS - 0.9%
Methanex Corp.	4,001	232,698	INTERNET - 8.8%
			ChannelAdvisor Corp. *	3,266	113,853
COMMERICAL SERVICES - 8.6%			comScore, Inc. *	14,655	391,582
The Advisory Board Co. *	3,544	243,118	eGain Corp. *	14,258	163,682
Alliance Data Systems Corp. *	1,185	280,916	FireEye, Inc. *	5,897	223,496
Grand Canyon Education, Inc. *	5,542	261,970	Marketo, Inc. *	6,175	208,468
Huron Consulting Group, Inc. *	3,858	225,963	QIWI plc - ADR	5,638	228,226
Kforce, Inc.*	7,298	143,698	SPS Commerce, Inc. *	3,129	213,241
MAXIMUS, Inc.	7,874	381,495	Web.com Group, Inc. *	7,439	200,481
Team Health Holdings, Inc. *	5,483	238,182	WebMD Health Corp. *	5,842	205,755
WuXi PharmaTech Cayman, Inc. - ADR *	8,290	242,483	Yandex NV - Class A*	6,315	232,771
Xoom Corp. *	3,553	105,702			2,181,555
		2,123,527	LEISURE TIME - 1.1%
COMPUTERS - 3.9%			Black Diamond, Inc. *	18,702	278,847
FleetMatics Group PLC *	6,668	211,709
Mentor Graphics Corp.	8,690	191,875	MACHINERY-DIVERSIFIED - 0.5%
Stratasys Ltd. *	2,732	309,344	Power Solutions International, Inc. *	2,168	126,308
Syntel, Inc.*	2,827	242,670
		955,598	MISCELLANEOUS MANUFACTURING - 0.8%
DIVERSIFIED FINANCIAL SERVICES - 4.9%			Polypore International, Inc. *	4,208	190,202
Encore Capital Group, Inc. *	4,615	225,443
Financial Engines, Inc.	3,915	218,731	OIL & GAS - 7.5%
MarketAxess Holdings, Inc.	3,407	222,239	Athlon Energy, Inc. *	6,372	209,639
Portfolio Recovery Associates, Inc. *	5,541	329,412	Bonanza Creek Energy, Inc. *	4,369	220,809
WageWorks, Inc. *	4,247	217,489	Concho Resources, Inc. *	2,333	258,053
		1,213,314	Diamondback Energy, Inc. *	5,013	258,921

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Small Cap Growth Fund (Continued)
October 31, 2013

Security	Shares	Value	Security	Shares	Value
OIL & GAS (CONTINUED) - 7.5%			SOFTWARE - 6.4%
Gulfport Energy Corp. *	3,949	$ 231,767	Callidus Software, Inc.*	28,201	$ 291,880
Oasis Petroleum, Inc. *	4,406	234,620	Cornerstone OnDemand, Inc. *	2,241	106,156
PDC Energy, Inc. *	3,559	241,336	Demandware, Inc. *	4,524	223,712
Range Resources Corp.	2,755	208,581	EPAM Systems, Inc. *	5,956	223,171
		1,863,726	Interactive Intelligence Group, Inc. *	1,793	110,180
PHARMACEUTICALS - 6.2%			MedAssets, Inc. *	9,775	225,118
BioMarin Pharmaceutical, Inc. *	3,680	231,178	Omnicell, Inc. *	9,169	211,529
BioScrip, Inc. *	18,739	131,360	Rally Software Development Corp. *	6,829	183,222
GW Pharmaceuticals PLC - ADR *	3,856	117,068			1,574,968
Natural Grocers by Vitamin Cottage, Inc. *	5,632	224,717	TELECOMMUNICATIONS - 3.9%
Ophthotech Corp. *	3,429	114,940	CalAmp Corp. *	8,365	196,828
Pacira Pharmaceuticals, Inc. *	4,232	213,758	Ciena Corp. *	3,194	74,324
Pharmacyclics, Inc. *	2,349	278,685	Gigamon, Inc. *	6,556	201,794
Salix Pharmaceuticals Ltd. *	3,033	217,618	IPG Photonics Corp.	3,572	236,716
		1,529,324	Ubiquiti Networks, Inc.*	6,394	246,681
PIPELINES - 0.9%					956,343
Primoris Services Corp.	8,781	228,657	TRANSPORTATION - 2.0%
			Old Dominion Freight Line, Inc. *	5,376	252,134
RETAIL - 10.0%			Roadrunner Transportation Systems, Inc. *	8,536	226,204
Asbury Automotive Group, Inc. *	3,969	190,710			478,338
Burlington Stores, Inc. *	7,985	213,918	TOTAL COMMON STOCK
Del Frisco's Restaurant Group, Inc. *	5,349	96,817	(Cost - $19,885,356)		24,112,192
Domino's Pizza, Inc.	4,944	331,545
DSW, Inc. - Class A	2,351	206,112	SHORT-TERM INVESTMENT - 3.3%
Five Below, Inc. *	4,583	221,176	MONEY MARKET FUND - 3.3%
Lithia Motors, Inc. - Class A	5,520	346,932	Fidelity Institutional Money Market Funds -
Red Robin Gourmet Burgers, Inc. *	3,024	230,368	Government Portfolio, 0.01% +	819,863	819,863
Ross Stores, Inc.	3,338	258,194	TOTAL SHORT-TERM INVESTMENT (Cost - $819,863)
Texas Roadhouse, Inc.	7,310	200,440
Tile Shop Holdings, Inc. *	7,971	177,992	TOTAL INVESTMENTS - 100.8%
		2,474,204	(Cost - $20,705,219)		$ 24,932,055
SEMICONDUCTORS - 2.4%			LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8) %		(210,585)
Advanced Micro Devices, Inc. *	44,651	149,134	NET ASSETS - 100.0%		$ 24,721,470
Monolithic Power Systems, Inc.*	7,220	229,885
Nanometrics, Inc. *	11,765	218,594	ADR - American Depositary Receipt.
		597,613	* Non-Income producing security.
			+ Variable rate security. Interest rate is as of October 31, 2013.

Portfolio Composition * (Unaudited)
Consumer, Non-Cyclical		25.07%	Energy		8.39%
Consumer, Cyclical		19.29%	Industrial		6.10%
Communications		13.70%	Short-Term Investment		3.29%
Technology		12.55%	Basic Materials		0.94%
Financial		10.67%	Total		100.00%

* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

Dunham Emerging Markets Stock Fund

Message from the Sub-Adviser (Bailard, Inc.)

The MSCI Emerging Markets Index (the "Benchmark Index") rose 6.5 percent in the 12-month period ending October 31, 2013, vastly underperforming developed markets, as measured by the MSCI EAFE Index, which returned 27.5 percent in the same time period.  The fiscal year was quite volatile in the emerging space as the Benchmark Index increased 7.7 percent in the first fiscal quarter followed by a 2.6 percent decline in the following three months.  The Benchmark Index lost 7.7 percent in the third fiscal quarter after a sharp rise in interest rates in the U.S. lessened many investors appetite for risk.  This was followed by a renaissance in the last fiscal quarter, which saw the Benchmark Index jump 9.8 percent.

The Fund maintained a severe overweight to the Philippines throughout the fiscal year, though it reduced the weighting significantly in the second, third, and fourth fiscal quarters.  The Sub-Adviser held as high as a 9.3 percent position in the country in the second fiscal quarter before reducing the position to approximately 5 percent by the end of the fourth fiscal quarter.  The country only comprises 1 percent of the Benchmark Index.  Philippine holdings added to performance in the first three fiscal quarters before lagging in the fourth quarter as the Sub-Adviser started to reduce exposure significantly.  Still, the overall effect was positive for the full 12-month period ending October 31, 2013.  A moderate position in Alliance Global Group, Inc. (AGI PM), which engages in food and beverage, real estate, tourism entertainment and gaming businesses, returned nearly 80 percent during the fiscal year.  The Sub-Adviser plans to reduce the weighting toward this country due to what it feels is an overbought market and possibly deteriorating fundamentals.

Exposure to China, which comprises nearly 20 percent of the Benchmark Index, added value on a relative and absolute basis over the fiscal year.  The Fund held a neutral weighting to the country for the bulk of the fiscal year but did reduce to a 7 percent underweight in the third fiscal quarter, believing that GDP growth was slowing due to its continuing transition from a producer based to a consumer based economy.  In the following three-month period, the Sub-Adviser increased the weighting back to a relative neutral stance in the belief that the country was now a bit oversold and still a powerhouse in the emerging markets space.  China Overseas Land & Investment Ltd. (0688.HK), an investment holding company that engages in property development, investment and management, gained more than 20 percent in the 12-month period ending October 31, 2013.

South Korean stocks dragged on performance, mainly due to security selection, particularly in last fiscal quarter.  A slight underweight to the Benchmark Index mitigated some the poor selections, however.  A large position in Samsung Electronics Company Ltd. (005930.KS), which is also the largest component of the Benchmark Index, also aided performance.  The consumer electronics conglomerate had a total return of more than 12 percent during the fiscal year.

Going forward, the Sub-Adviser believes the emerging markets countries in general should benefit from growth in Europe.  Continued liberalization of markets in China as well as its shared growth imperative with Japan should have a stabilizing effect in Asia.  The Fund thinks emerging markets stocks overall look reasonably priced relative to historical data with many very attractive opportunities.

Growth of $10,000 Investment - (Unaudited)

Total Returns as of October 31, 2013

	One Year	Annualized Three Years	Annualized Five Years	Annualized Since Inception (12/10/04)
Class N	6.08%	(2.97)%	15.74%	7.93%
Class C Class A with load of 5.75% Class A without load	5.10% (0.14)% 5.97%	(3.92)% (5.07)% (3.17)%	14.59% 14.12% 15.47%	6.88% (0.17)%* 0.70%*
Morningstar Diversified Emerging Markets Category	7.10%	(0.22)%	14.13%	9.68%
MSCI Emerging Markets Index (Net)	6.53%	0.30%	15.39%	11.08%

*Class A commenced operations on January 3, 2007.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets and is net of any withholding taxes.  Investors cannot invest directly in an index or benchmark.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.76% for Class N, 2.76% for Class C and 2.01% for Class A.  The performance data quoted here represents past performance, which is not indicative of future results.  Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.  For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund
October 31, 2013

Security	Shares	Value	Security	Shares	Value
COMMON STOCK - 93.1%
AUTO MANUFACTURERS - 2.4%			ELECTRIC - 4.5%
Geely Automobile Holdings Ltd.	500,000	$ 252,030	CEZ AS	18,000	$ 520,531
Hyundai Motor Co.	1,000	238,248	Cia Energetica de Minas Gerais - ADR	25,000	224,250
Kia Motors Corp.	4,000	232,409	Huaneng Power International, Inc.	350,000	365,315
		722,687	PGE SA	40,000	234,300
AUTO PARTS & EQUIPMENT - 1.3%					1,344,396
Halla Visteon Climate Control Corp.	5,000	186,967	ELECTRONICS - 1.3%
Hyundai Mobis	720	203,102	Hon Hai Precision Industry Co., Ltd.	83,820	212,773
		390,069	LG Display Co., Ltd. *	8,000	187,258
BANKS - 17.1%					400,031
Banco do Brasil SA	60,000	806,015	ENGINEERING & CONSTRUCTION - 0.6%
Bank of China Ltd.	900,000	422,543	Daelim Industrial Co., Ltd.	2,000	185,650
Bank Pekao SA	5,000	313,922
BDO Unibank, Inc.	111,646	209,456	FOOD - 3.4%
China Construction Bank Corp.	700,000	544,591	JBS SA	150,000	545,245
Commercial International Bank Egypt SAE - GDR	50,000	283,500	Magnit OJSC - GDR	4,000	256,681
FirstRand Ltd.	76,400	275,030	Universal Robina Corp.	70,000	206,614
Industrial & Commercial Bank of China Ltd.	800,000	560,792			1,008,540
Komercni Banka AS	1,000	248,928	FOREST PRODUCTS & PAPER - 2.8%
OTP Bank PLC	40,000	835,836	Fibria Celulose SA - ADR *	50,000	652,500
Sberbank of Russia OAO - ADR	37,000	472,490	Mondi Ltd.	10,000	179,235
Sberbank of Russia - ADR	13,000	166,010			831,735
		5,139,113	HOLDING COMPANIES-DIVERSIFIED - 2.1%
BUILDING MATERIALS - 1.0%			Alliance Global Group, Inc.	500,000	305,087
Taiwan Cement Corp.	200,000	290,638	Imperial Holdings Ltd.	15,000	319,690
					624,777
CHEMICALS - 1.8%			HOUSEHOLD PRODUCTS/WARES - 1.3%
Braskem SA *	25,000	224,420	Biostime International Holdings Ltd.	50,000	378,473
Ultrapar Participacoes SA	12,000	323,490
		547,910	INSURANCE - 6.1%
COMMERCIAL SERVICES - 5.3%			Dongbu Insurance Co., Ltd.	5,000	223,744
Anxin-China Holdings Ltd.	1,500,000	485,557	Hanwha Life Insurance Co., Ltd.	30,000	200,604
CCR SA	25,000	210,309	PICC Property & Casualty Co., Ltd.	350,000	536,676
Cielo SA	7,000	214,937	Porto Seguro SA	50,000	635,555
Estacio Participacoes SA	32,000	249,977	Powszechny Zaklad Ubezpieczen SA	1,500	228,796
Zhejiang Expressway Co., Ltd.	450,000	414,881			1,825,375
		1,575,661	METAL FABRICATE/HARDWARE - 1.3%
COMPUTERS - 2.0%			Hyosung Corp.	6,000	404,501
Asseco Poland SA	14,000	229,324
Inventec Corp.	400,000	357,482	MINING - 0.6%
		586,806	KGHM Polska Miedz SA	4,300	174,077
DISTRIBUTION/WHOLESALE - 0.6%
Hanwha Corp.	5,000	189,257	MISCELANEOUS MANUFACTURING - 1.0%
			Fosun International Ltd.	300,000	288,343
DIVERSIFIED FINANCIAL SERVICES - 2.1%
BS Financial Group, Inc.	15,000	240,826	OIL & GAS - 11.0%
CTBC Financial Holding Co., Ltd.	584,767	396,067	China Petroleum & Chemical Corp.	600,000	485,680
		636,893	CNOOC Ltd.	200,000	406,773

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS
Dunham Emerging Markets Stock Fund (Continued)
October 31, 2013

Security	Shares	Value	Security	Shares	Value
OIL & GAS (CONTINUED) - 11.0%			TELECOMMUNICATIONS (CONTINUED) - 8.7%
Gazprom OAO - ADR	60,000	$ 561,600	Mobile Telesystems OJSC - ADR	20,000	$ 456,000
Lukoil OAO - ADR	15,000	984,000	Partron Co., Ltd.	22,000	354,273
MOL Hungarian Oil & Gas PLC	6,000	413,224	SK Telecom Co., Ltd.	2,120	462,000
SK Holdings Co., Ltd.	2,500	453,108	Vodacom Group Ltd.	20,000	230,040
		3,304,385			2,595,716
OIL & GAS SERVICES - 2.1%
China Oilfield Services Ltd.	80,000	223,563	TOTAL COMMON STOCK (Cost - $24,776,632)		27,892,089
Eurasia Drilling Co., Ltd. - GDR	5,800	245,630
Eurasia Drilling Co., Ltd. - GDR	3,900	165,165	EXCHANGE TRADED FUNDS - 4.9%
		634,358	EQUITY FUNDS - 4.9%
PHARMACEUTICALS - 0.6%			iShares MSCI South Korea Capped ETF	7,000	447,370
Sihuan Pharmaceutical Holdings Group Ltd.	250,000	186,588	Market Vectors Russia ETF	15,000	437,550
			Market Vectors Vietnam ETF	30,000	569,400
REAL ESTATE - 2.3%			TOTAL EXCHANGE TRADED FUNDS (Cost - $1,405,850)		1,454,320
China Overseas Land & Investment Ltd.	80,000	247,909
Country Garden Holdings Co., Ltd.	300,000	205,706	SHORT-TERM INVESTMENT - 1.8%
Shimao Property Holdings Ltd.	100,000	251,313	MONEY MARKET FUND -1.8%
		704,928	First American Government Obligations Fund - 0.01% +
RETAIL - 2.7%			TOTAL SHORT-TERM INVESTMENT - (Cost - $548,429)	548,429	548,429
E-Mart Co., Ltd.	1,500	358,951
GOME Electrical Appliances Holding Ltd.	1,400,000	216,657	TOTAL INVESTMENTS - 99.8% (Cost - $26,730,911)		$ 29,894,838
GS Home Shopping, Inc.	1,000	230,491	OTHER ASSETS LESS LIABILITIES - 0.2%		50,590
		806,099	NET ASSETS - 100.0%		$ 29,945,428
SEMICONDUCTORS - 7.1%
Samsung Electronics Co., Ltd.	1,000	1,379,085	* Non-income producing security.
Taiwan Semiconductor Manufacturing Co., Ltd.	200,000	735,998	+ Variable rate security. Interest rate is as of October 31, 2013.
		2,115,083	ADR - American Depositary Receipt.
TELECOMMUNICATIONS - 8.7%			GDR - Global Depositary Receipt.
China Mobile Ltd.	60,000	623,467
Global Telecom Holding - GDR *	90,000	304,200
Magyar Telekom Telecommunications PLC	120,000	165,736

Portfolio Composition * - (Unaudited)
South Korea	18.76%		United States	8.69%
China	16.43%		Hong Kong	6.80%
Brazil	13.38%		Taiwan	6.52%
Other Countries	11.45%		Hungary	4.63%
Russia	9.48%		Poland	3.86%
			Total	100.00%
* Based on total value of investments as of October 31, 2013.
Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2013

	Dunham	Dunham		Dunham
	Monthly	Corporate /	Dunham	Loss Averse	Dunham	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Equity Income	Appreciation &	Alternative	Large Cap	Alternative
	Fund	Bond Fund	Bond Fund	Fund	Income Fund	Strategy Fund	Value Fund	Income Fund
Assets:
Investments in securities, at cost	$ 256,607,643	$ 93,347,754	$ 162,481,096	$ 9,176,447	$ 20,213,768	$ 36,980,867	$ 29,989,050	$ 4,728,975
Investments in securities, at value	$ 266,006,045	$ 93,264,174	$ 166,817,043	$ 9,482,134	$ 23,889,228	$ 37,144,561	$ 47,676,767	$ 5,066,951
Foreign currency, at value (Cost $799,105 and $748, respectively)	789,115							749
Deposits with brokers	15,396,554	-	-	-	-	-	-	-
Unrealized appreciation on swap contracts	6,985,915	-	-	-	-	-	-	-
Cash	11,360,000	-	-	1,466,714	-	-	-	-
Receivable for securities sold	14,992,787	1,785,972	1,070,191	42,952	72,823	4,866,273	-	-
Receivable for swaps closed	805,357	-	-	-	-	-	-	-
Interest and dividends receivable	842,091	787,400	2,458,145	26,435	73,162	87	55,961	13,699
Receivable for fund shares sold	218,123	167,862	107,214	-	6,586	6,586	17,955	30,211
Receivable for open forward foreign currency contracts	22,391	-	-	-	-	-	-	-
Prepaid expenses and other assets	81,611	23,277	24,951	27,139	21,979	28,676	21,441	4,136
Total Assets	317,499,989	96,028,685	170,477,544	11,045,374	24,063,778	42,046,183	47,772,124	5,115,746

Liabilities:
Option contracts written (premiums received $10,071,361)	12,774,695	-	-	-	-	-	-	-
Securities sold short (proceeds $22,092,187)	26,377,220	-	-	-	-	-	-	-
Unrealized depreciation on swaps	1,756,627	-	-	-	-	-	-	-
Payable for dividends on short sales	15,292	-	-	-	-	-	-	-
Payable for securities purchased	8,131,069	80,175	2,076,665	-	-	9,423,975	-	112,869
Payable for fund shares redeemed	12,349	21,784	40,987	-	27,007	22,029	19,165	-
Payable for open forward foreign currency contracts	547,410	-	-	-	-	-	-	-
Distributions payable	76,642	972	79,905	-	-	-	-	-
Payable to adviser	145,157	40,821	84,671	6,103	12,804	18,038	25,950	1,987
Payable to sub-adviser	225,807	37,547	36,793	1,534	4,511	24,551	1,197	1,292
Payable for distribution fees	45,859	6,771	24,066	2,076	10,378	4,360	5,709	2,565
Payable for administration fees	11,718	1,127	1,993	552	1,250	2,007	2,486	629
Payable for fund accounting fees	8,652	561	3,659	318	725	1,320	1,290	318
Payable for transfer agent fees	1,247	1,359	3,448	1,061	3,453	1,539	841	1,132
Payable for custody fees	2,251	1,293	1,118	760	2,412	3,511	947	955
Accrued expenses and other liabilities	16,954	14,194	8,056	13,318	13,220	38,146	16,776	23,772
Total Liabilities	50,148,949	206,604	2,361,361	25,722	75,760	9,539,476	74,361	145,519

Net Assets	$ 267,351,040	$ 95,822,081	$ 168,116,183	$ 11,019,652	$ 23,988,018	$ 32,506,707	$ 47,697,763	$ 4,970,227

Net Assets:
Paid in capital	$ 276,108,402	$ 95,679,391	$ 168,949,705	$ 11,315,187	$ 20,251,960	$ 34,057,055	$ 34,129,945	$ 4,484,699
Undistributed net investment income (loss)	(287,927)	3,490	-	16,150	142,004	-	380,193	49,268
Accumulated net realized gain (loss) on
investments, options, securities sold short, swap
contracts, and foreign currency transactions	(15,573,749)	222,780	(5,169,469)	(617,347)	(81,406)	(1,714,042)	(4,500,092)	98,284
Net unrealized appreciation (depeciation) on
investments, options, securities sold short, swap
contracts, and foreign currency translations	7,104,314	(83,580)	4,335,947	305,662	3,675,460	163,694	17,687,717	337,976

Net Assets	$ 267,351,040	$ 95,822,081	$ 168,116,183	$ 11,019,652	$ 23,988,018	$ 32,506,707	$ 47,697,763	$ 4,970,227

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 161,346,668	$ 81,201,066	$ 134,486,550	$ 7,185,050	$ 15,854,741	$ 15,872,749	$ 37,688,450	$ 1,098,905
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	4,193,823	5,769,236	13,994,304	742,910	1,570,976	668,491	2,589,748	97,736
Net asset value, offering and
redemption price per share	$ 38.47	$ 14.07	$ 9.61	$ 9.67	$ 10.09	$ 23.74	$ 14.55	$ 11.24

Class A Shares:
Net Assets	$ 68,427,275	$ 6,888,176	$ 19,888,272	$ 1,781,890	$ 4,368,067	$ 15,484,055	$ 4,980,146	$ 2,405,225
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,803,308	489,863	2,054,716	183,698	434,084	660,841	343,031	214,048
Net asset value and
redemption price per share *	$ 37.95	$ 14.06	$ 9.68	$ 9.70	$ 10.06	$ 23.43	$ 14.52	$ 11.24
Front-end sales charge factor	0.9425	0.9550	0.9550	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 40.27	$ 14.72	$ 10.14	$ 10.29	$ 10.67	$ 24.86	$ 15.41	$ 11.93

Class C Shares:
Net Assets	$ 37,577,097	$ 7,732,839	$ 13,741,361	$ 2,052,712	$ 3,765,210	$ 1,149,903	$ 5,029,167	$ 1,466,097
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,143,164	553,250	1,438,145	214,614	380,262	50,993	357,055	130,796
Net asset value, offering and
redemption price per share	$ 32.87	$ 13.98	$ 9.55	$ 9.56	$ 9.90	$ 22.55	$ 14.09	$ 11.21
*	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.					-	-

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2013

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	Real Estate	International	Small Cap	Small Cap	Markets
	Growth Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund
Assets:
Investments in securities, at cost	$ 26,353,164	$ 9,210,444	$ 34,944,801	$ 50,447,035	$ 19,183,962	$ 20,705,219	$ 26,730,911
Investments in securities, at value	$ 36,556,200	$ 12,731,434	$ 38,765,524	$ 60,102,914	$ 20,455,260	$ 24,932,055	$ 29,894,838
Foreign currency, at value (Cost $236,719 & $4,119)	-	-	-	235,107	-	-	4,424
Receivable for securities sold	-	106,091	645,662	935,585	-	645,874	-
Interest and dividends receivable	10,178	473	14,993	217,629	8,172	5	71,093
Receivable for fund shares sold	13,742	-	17,044	24,661	7,389	6,211	13,127
Receivable for open forward foreign currency contracts	-	-	-	152,429	-	-	-
Prepaid expenses and other assets	18,918	14,223	33,194	21,203	20,143	20,279	21,399
Total Assets	36,599,038	12,852,221	39,476,417	61,689,528	20,490,964	25,604,424	30,004,881

Liabilities:
Cash overdraft	-	89,256	-	-	-	-	-
Payable for securities purchased	-	-	630,548	1,106,157	-	822,988	-
Payable for fund shares redeemed	15,827	7,740	23,580	19,726	6,459	6,485	8,062
Payable for open forward foreign currency contracts	-	-	-	245,528	-	-	-
Payable to adviser	19,768	6,913	21,018	32,861	11,166	13,571	16,229
Payable to sub-adviser	4,226	6,098	13,123	49,490	1,639	12,672	2,472
Payable for distribution fees	3,869	2,935	2,771	7,517	2,857	9,105	4,984
Payable for administration fees	1,801	482	1,497	1,468	896	1,247	1,131
Payable for fund accounting fees	1,175	350	975	1,101	241	750	539
Payable for transfer agent fees	1,933	997	893	1,766	1,625	960	1,595
Payable for custody fees	719	584	1,442	21,843	569	1,711	10,846
Accrued expenses and other liabilities	13,842	13,764	13,225	18,193	13,079	13,465	13,595
Total Liabilities	63,160	129,119	709,072	1,505,650	38,531	882,954	59,453

Net Assets	$ 36,535,878	$ 12,723,102	$ 38,767,345	$ 60,183,878	$ 20,452,433	$ 24,721,470	$ 29,945,428

Net Assets:
Paid in capital	$ 41,850,557	$ 9,114,885	$ 34,510,696	$ 55,434,957	$ 18,146,774	$ 16,015,347	$ 30,948,155
Undistributed net investment income (loss)	162,304	-	281,260	758,822	17,691	-	(12,355)
Accumulated net realized gain (loss) on
investments and foreign currency transactions	(15,680,019)	87,227	154,666	(5,560,729)	1,016,670	4,479,287	(4,149,434)
Net unrealized appreciation on
investments and foreign currency translations	10,203,036	3,520,990	3,820,723	9,550,828	1,271,298	4,226,836	3,159,062

Net Assets	$ 36,535,878	$ 12,723,102	$ 38,767,345	$ 60,183,878	$ 20,452,433	$ 24,721,470	$ 29,945,428

Net Asset Value Per Share
Class N Shares:
Net Assets	$ 29,619,261	$ 814,222	$ 33,545,164	$ 49,815,459	$ 16,639,815	$ 16,146,127	$ 24,735,530
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	5,699,385	58,081	2,029,243	3,273,604	1,135,594	782,909	1,686,910
Net asset value, offering and
redemption price per share	$ 5.20	$ 14.02	$ 16.53	$ 15.22	$ 14.65	$ 20.62	$ 14.66

Class A Shares:
Net Assets	$ 3,501,025	$ 11,399,242	$ 2,538,607	$ 4,740,974	$ 1,755,779	$ 5,890,141	$ 2,475,090
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	682,863	816,744	153,418	312,193	120,364	290,380	172,002
Net asset value, and
redemption price per share *	$ 5.13	$ 13.96	$ 16.55	$ 15.19	$ 14.59	$ 20.28	$ 14.39
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per
share / front-end sales charge factor)	$ 5.44	$ 14.81	$ 17.56	$ 16.12	$ 15.48	$ 21.52	$ 15.27
Class C Shares:
Net Assets	$ 3,415,592	$ 509,638	$ 2,683,574	$ 5,627,445	$ 2,056,839	$ 2,685,202	$ 2,734,808
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	715,070	37,024	167,501	382,865	149,706	143,931	197,953
Net asset value, offering and
redemption price per share	$ 4.78	$ 13.76	$ 16.02	$ 14.70	$ 13.74	$ 18.66	$ 13.82
*	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

See accompanying notes to financial statements.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Period Ended October 31, 2013

	Dunham	Dunham		Dunham
	Monthly	Corporate /	Dunham	Loss Averse	Dunham	Dunham	Dunham	Dunham	Dunham
	Distribution	Government	High-Yield	Equity Income	Appreciation &	Alternative	Alternative	Large Cap	Alternative
	Fund	Bond Fund	Bond Fund	Fund	Income Fund	Strategy Fund *	Strategy Fund **	Value Fund	Income Fund

Investment Income:
Interest income	$ 1,330,797	$ 4,419,452	$ 8,928,295	$ -	$ 402,178	$ 392	$ 808	$ 613	$ 114
Dividend income	5,922,654	49,925	358,689	615,168	415,559	58,583	192,672	1,015,782	154,102
Less: Foreign withholding taxes	(11,034)	(3,480)	(3,400)	(2,458)	(2,650)	-		-	(956)
Total Investment Income	7,242,417	4,465,897	9,283,584	612,710	815,087	58,975	193,480	1,016,395	153,260

Operating Expenses:
Investment advisory fees	1,499,043	591,910	925,202	79,043	172,433	49,366	122,568	293,717	21,732
Sub-advisory fees	1,729,666	387,266	698,316	60,802	159,168	49,366	53,870	194,306	13,373
Sub-advisory performance fees	954,393	142,925	(295,494)	(51,147)	(104,047)	(25,039)	(29,205)	(193,139)	(9,868)
Fund accounting fees	90,002	41,340	59,824	3,956	9,927	3,206	14,828	14,983	1,865
Distribution fees- Class C Shares	344,855	66,069	109,561	19,249	36,917	2,784	4,096	50,979	9,566
Distribution fees- Class A Shares	144,700	13,130	41,562	4,634	11,975	8,422	6,575	9,554	4,287
Distribution fees- Predecessor Class A Shares	-	-	-	-	-	-	220	-	-
Administration fees	187,279	109,419	125,025	8,722	19,051	5,316	22,377	28,609	3,585
Registration fees	64,232	48,470	52,514	41,791	45,040	7,214	15,077	45,513	5,973
Transfer agent fees	25,999	23,717	29,116	15,379	19,195	4,117	22,098	17,706	14,941
Custodian fees	37,864	11,118	10,895	5,998	10,306	2,403	15,197	6,584	4,765
Professional fees	26,340	21,868	24,007	21,078	14,431	20,431	53,027	16,512	18,080
Chief Compliance Officer fees	27,544	14,993	16,403	1,331	3,483	659	551	5,455	1,108
Printing and postage expense	78,000	16,789	23,698	6,800	7,789	15,668	13,168	8,871	16,977
Trustees' fees	20,321	8,210	12,991	924	1,990	3,061	2,441	3,008	176
Insurance expense	32,445	3,242	3,751	319	1,186	230	3,411	1,052	61
Non 12b-1 shareholder servicing fees	30,904	993	11,516	5,621	3,887	-	12,117	3,852	993
Dividend expenses on short sales	329,462	-	-	-	-	-	-	-	-
Security borrowing fees	222,536	-	-	-	-	-	-	-	-
Miscellaneous expenses	25,170	14,968	19,416	3,342	3,526	631	25,269	5,503	3,555
Total Operating Expenses	5,870,755	1,516,427	1,868,303	227,842	416,257	147,835	357,685	513,065	111,169
Less: Advisory/Sub-advisory fees waived	(235,514)	-	-	-	-	-	(94,037)	-	-
Net Operating Expenses	5,635,241	1,516,427	1,868,303	227,842	416,257	147,835	263,648	513,065	111,169

Net Investment Income (Loss)	1,607,176	2,949,470	7,415,281	384,868	398,830	(88,860)	(70,168)	503,330	42,091

Realized and Unrealized
Gain (Loss) on Investments, Options Purchased,
Securities Sold Short, Written Options, Foreign
Currency Transactions and Swap Contracts:
Net realized gain (loss) from:
Investments	21,056,275	586,830	2,725,987	(98,017)	1,977,156	324,657	(106,534)	3,378,947	150,556
Options purchased	(6,241,503)	-	-	-	-	-	-	-	-
Securities sold short	(5,918,629)	-	-	-	-	-	-	-	-
Written options	(6,794,672)	-	-	-	-	-	-	-	-
Capital gain distributions received from
other investment companies	-	-	-	-	-	-	-	-	1,445
Foreign currency transactions	115,479	-	-	(6)	-	-	-	-	(48)
Foreign currency exchange contracts	675,932	-	-	(114)	-	-	-	-	-
Swap contracts	4,075,988	-	-	-	-	-	-	-	-
Net change in unrealized appreciation (depreciation) on:
Investments	7,784,040	(3,958,352)	(1,522,576)	(222,211)	1,547,403	(329,679)	447,230	6,249,854	370,480
Options purchased	(867,424)	-	-	-	-	-	-	-	-
Securities sold short	(3,290,432)	-	-	-	-	-	-	-	-
Written options	(3,343,853)	-	-	-	-	-	-	-	-
Foreign currency translations	-	-	-	(13)	-	-	-	-	1
Foreign currency exchange contracts	(658,553)	-	-	-	-	-	-	-	-
Swap contracts	6,064,996	-	-	-	-	-	-	-	-
Net Realized and Unrealized Gain (Loss)	12,657,644	(3,371,522)	1,203,411	(320,361)	3,524,559	(5,022)	340,696	9,628,801	522,434

Net Increase( Decrease) in Net Assets
Resulting From Operations	$ 14,264,820	$ (422,052)	$ 8,618,692	$ 64,507	$ 3,923,389	$ (93,882)	$ 270,528	$ 10,132,131	$ 564,525

*	The Dunham Alternative Strategy Fund's fiscal year end changed from July 31 to October 31. Represents Three months ended October 31, 2013
**	The Dunham Alternative Strategy Fund's fiscal year end changed from July 31 to October 31. Represents The year ended July 31, 2013

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2013

		Dunham					Dunham
	Dunham	Focused	Dunham	Dunham	Dunham	Dunham	Emerging
	Large Cap	Large Cap	Real Estate	International	Small Cap	Small Cap	Markets
	Growth Fund	Growth Fund	Stock Fund	Stock Fund	Value Fund	Growth Fund	Stock Fund

Investment Income:
Interest income	$ 1,407	$ 34	$ 80	$ 1,773	$ 90	$ 73	$ 170
Dividend income	742,913	118,797	829,969	1,664,179	352,144	60,203	642,807
Less: Foreign withholding taxes	(2,167)	(118)	(69)	(187,695)	-	(854)	(67,329)
Total Investment Income	742,153	118,713	829,980	1,478,257	352,234	59,422	575,648

Operating Expenses:
Investment advisory fees	227,799	76,366	204,111	363,499	118,691	147,490	187,412
Sub-advisory fees	157,706	40,037	125,607	363,499	93,413	113,454	163,336
Sub-advisory performance fees	363	(6,520)	(64,925)	145,680	(94,729)	(82,719)	29,410
Fund accounting fees	13,101	4,361	11,837	19,546	6,362	8,301	10,304
Distribution fees- Class C Shares	35,746	2,496	25,050	57,364	20,305	26,396	25,348
Distribution fees- Class A Shares	5,678	27,480	11,356	7,819	2,745	10,444	21,322
Administration fees	24,366	8,872	22,978	61,158	14,292	18,427	26,915
Registration fees	44,999	25,709	42,786	45,809	44,958	44,000	44,667
Transfer agent fees	22,449	15,239	18,628	18,547	16,508	16,023	20,000
Custodian fees	5,159	12,347	5,085	112,037	9,620	11,590	66,682
Professional fees	13,806	13,904	14,587	19,885	16,441	14,633	17,897
Chief Compliance Officer fees	4,381	1,172	3,464	6,465	2,301	2,714	3,396
Printing and postage expense	6,652	5,388	9,061	7,749	5,804	6,466	7,838
Trustees' fees	2,579	857	2,333	3,563	1,159	1,709	1,986
Insurance expense	840	275	1,210	1,258	496	614	739
Non 12b-1 shareholder servicing fees	1,282	826	923	1,396	580	1,006	1,274
Miscellaneous expenses	3,657	3,844	2,917	9,820	3,506	2,889	7,867
Total Operating Expenses	570,563	232,653	437,008	1,245,094	262,452	343,437	636,393
Less: Sub-advisory fees waived	-	(3,040)	-	-	-	-	-
Net Operating Expenses	570,563	229,613	437,008	1,245,094	262,452	343,437	636,393

Net Investment Income (Loss)	171,590	(110,900)	392,972	233,163	89,782	(284,015)	(60,745)

Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency:
Net realized gain (loss) from:
Investments	3,782,200	232,107	330,082	7,229,340	5,976,784	5,035,035	2,591,435
Foreign currency transactions	-	-	-	(6,365)	-	-	22,283
Foreign currency exchange contracts	-	-	-	109,770	-	-	(156,379)
Net change in unrealized appreciation (depreciation) on:
Investments	3,905,145	3,363,680	841,485	6,057,012	(1,128,203)	3,109,532	(1,569,597)
Foreign currency translations	-	-	-	(4,194)	-	-	-
Foreign currency exchange contracts	-	-	-	110,004	-	-	(2,275)
Net Realized and Unrealized Gain	7,687,345	3,595,787	1,171,567	13,495,567	4,848,581	8,144,567	885,467

Net Increase in Net Assets
Resulting From Operations	$ 7,858,935	$ 3,484,887	$ 1,564,539	$ 13,728,730	$ 4,938,363	$ 7,860,552	$ 824,722

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Monthly Distribution		Corporate/Government		High-Yield		Loss Averse		Appreciation &
	Fund		Bond Fund		Bond Fund		Equity Income Fund		Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2013	Oct. 31, 2012	Oct.31, 2013	Oct. 31, 2012

Operations:
Net investment income	$ 1,607,176	$ 187,462	$ 2,949,470	$ 2,043,146	$ 7,415,281	$ 5,294,352	$ 384,868	$ 355,519	$ 398,830	$ 305,510
Net realized gain (loss) from investments,
foreign currency, securities sold short,
swap contracts and options	6,968,870	2,328,442	586,830	2,615,733	2,725,987	496,660	(98,137)	(237,771)	1,977,156	1,519,323
Net change in unrealized appreciation
(depreciation) on investments,
foreign currency, securities sold short,
swap contracts and options	5,688,774	6,545,807	(3,958,352)	1,675,791	(1,522,576)	3,961,903	(222,224)	263,034	1,547,403	(1,304,524)
Net Increase (Decrease) in Net Assets
Resulting From Operations	14,264,820	9,061,711	(422,052)	6,334,670	8,618,692	9,752,915	64,507	380,782	3,923,389	520,309

Distributions to Shareholders From:
Net Realized Gains:
Class N	(3,010,786)	(707,208)	(1,949,452)	(1,220,087)	-	-	-	-	-	-
Class A	(1,291,469)	(300,582)	(78,307)	(16,307)	-	-	-	-	-	-
Class C	(892,668)	(284,843)	(166,157)	(185,383)	-	-	-	-	-	-
Net Investment Income:
Class N	(1,512,856)	(560,482)	(2,942,650)	(2,046,680)	(6,048,192)	(4,109,365)	(274,244)	(309,068)	(640,297)	(290,529)
Class A	(636,667)	(223,485)	(147,110)	(38,032)	(779,147)	(550,417)	(55,618)	(45,462)	(115,199)	(35,067)
Class C	(411,816)	(175,218)	(186,083)	(209,565)	(611,493)	(642,806)	(49,506)	(25,513)	(71,099)	(14,305)
Distributions From Paid In Capital:
Class N	-	(1,464,155)	-	-	-	-	(19,908)	(114,806)	-	-
Class A	-	(622,305)	-	-	-	-	(4,996)	(25,120)	-	-
Class C	-	(589,719)	-	-	-	-	(5,752)	(17,827)	-	-
Total Distributions to Shareholders	(7,756,262)	(4,927,997)	(5,469,759)	(3,716,054)	(7,438,832)	(5,302,588)	(410,024)	(537,796)	(826,595)	(339,901)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	70,034,176	70,615,110	34,332,414	58,194,445	50,022,125	78,430,495	2,285,326	4,608,760	2,959,565	4,975,192
Class A	42,735,587	29,619,825	4,661,645	4,128,149	9,426,719	9,939,100	552,179	1,546,498	1,561,390	3,037,710
Class C	16,053,262	8,631,262	1,770,360	1,851,032	4,530,052	6,796,545	543,843	1,062,953	842,312	956,238
Reinvestment of distributions
Class N	4,496,140	2,685,858	4,890,445	3,263,694	5,310,041	3,660,247	72,560	81,783	638,724	287,073
Class A	1,430,832	801,841	205,372	47,233	660,179	395,516	53,325	59,406	72,094	23,365
Class C	1,093,669	869,523	350,038	393,019	499,875	530,080	53,195	42,945	70,656	13,911
Cost of shares redeemed
Class N	(44,944,536)	(14,097,485)	(56,695,430)	(18,630,570)	(36,642,092)	(16,259,113)	(3,940,923)	(4,375,634)	(13,643,285)	(6,055,481)
Class A	(28,843,709)	(12,313,609)	(1,345,147)	(1,249,672)	(4,048,127)	(3,540,527)	(1,003,008)	(1,135,317)	(2,318,857)	(1,607,678)
Class C	(10,250,723)	(7,610,824)	(2,972,864)	(2,768,347)	(5,810,950)	(3,861,411)	(268,612)	(369,942)	(1,471,371)	(1,229,639)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	51,804,698	79,201,501	(14,803,167)	45,228,983	23,947,822	76,090,932	(1,652,115)	1,521,452	(11,288,772)	400,691

Total Increase (Decrease) in Net Assets	58,313,256	83,335,215	(20,694,978)	47,847,599	25,127,682	80,541,259	(1,997,632)	1,364,438	(8,191,978)	581,099

Net Assets:
Beginning of Year	209,037,784	125,702,569	116,517,059	68,669,460	142,988,501	62,447,242	13,017,284	11,652,846	32,179,996	31,598,897
End of Year*	$267,351,040	$209,037,784	$ 95,822,081	$116,517,059	$168,116,183	$142,988,501	$ 11,019,652	$ 13,017,284	$ 23,988,018	$ 32,179,996
* Includes undistributed net investment
income (loss) at end of year	$ (287,927)	$ 720,449	$ 3,490	$ -	$ -	$ 9,524	$ 16,150	$ 29,536	$ 142,004	$ 428,941

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham					Dunham		Dunham		Dunham		Dunham
	Alternative					Large Cap		Alternative		Large Cap		Focused Large Cap
	Strategy Fund					Value Fund		Income Fund		Growth Fund		Growth Fund
	Period								Period				Period
	Ended	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended	Ended	Year Ended	Year Ended	Year Ended	Ended
	Oct. 31, 2013 (1)	July 31, 2013 (2)		July 31, 2012 (2)		Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2013	Oct. 31, 2012 (3)	Oct.31, 2013	Oct. 31, 2012	Oct. 31, 2013	Oct. 31, 2012 (4)

Operations:
Net investment income (loss)	$ (88,860)	$ (70,168)		$ (254,035)		$ 503,330	$ 388,420	$ 42,091	$ (11,878)	$ 171,590	$ 56,267	$ (110,900)	$ (47,004)
Net realized gain (loss) from investments
and foreign currency transactions	324,657	(106,534)		(1,785,387)		3,378,947	1,531,776	151,953	(3,388)	3,782,200	1,275,368	232,107	13,024
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency translations	(329,679)	447,230		87,462		6,249,854	2,681,043	370,481	(32,505)	3,905,145	2,938,638	3,363,680	157,310
Net Increase (Decrease) in Net Assets
Resulting From Operations	(93,882)	270,528		(1,951,960)		10,132,131	4,601,239	564,525	(47,771)	7,858,935	4,270,273	3,484,887	123,330

Distributions to Shareholders From:
Net Investment Income:
Class N	-	-		(867,423)		(409,455)	(158,239)	(8,858)	-	(63,091)	(92,415)	-	-
Class A	-	-		(505,269)		(27,738)	(3,694)	(17,978)	-	(1,816)	(224)	-	-
Class C	-	-		(24,681)		(2,534)	-	(4,390)	-	-	-	-	-
Predecessor Class A	-	-		(21,606)
Total Distributions to Shareholders	-	-		(1,418,979)		(439,727)	(161,933)	(31,226)	-	(64,907)	(92,639)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	1,709,216	8,488,969	(5)	1,400,235	(5)	5,711,019	8,915,653	667,345	350,010	4,880,920	5,997,284	566,701	541,346
Class A	5,532,202	10,145,112	(6)	2,533,132	(6)	2,398,219	1,017,950	1,051,834	1,134,736	2,184,500	1,065,229	8,025,329	10,493,522
Class C	282,379	917,332	(5)	52,400	(5)	658,649	649,284	807,676	534,684	481,488	290,288	440,327	189,915
Predecessor Class A	-	-		53,071		-	-	-	-	-	-	-	-
Reinvestment of distributions
Class N	-	-		675,581		409,183	153,677	8,858	-	60,364	86,229	-	-
Class A	-	-		503,706		26,718	3,521	12,531	-	1,738	224	-	-
Class C	-	-		23,280		2,533	-	3,410	-	-	-	-	-
Predecessor Class A	-	-		21,084
Cost of shares redeemed
Class N	(1,406,512)	(3,824,878)	(5)	(5,017,928)	(5)	(13,853,801)	(9,193,227)	(29,579)	-	(11,514,337)	(9,278,830)	(365,484)	(78,912)
Class A	(623,797)	(876,506)	(6)	(12,835,054)	(6)	(1,232,278)	(1,190,656)	(32,306)	-	(430,778)	(108,580)	(10,206,408)	(293,622)
Class C	(97,249)	(155,372)	(5)	(1,583,563)	(5)	(2,164,053)	(1,919,581)	(24,500)	-	(1,541,232)	(1,738,702)	(161,914)	(35,915)
Predecessor Class A	-	-		(630,549)		-	-	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	5,396,239	14,694,657		(14,804,605)		(8,043,811)	(1,563,379)	2,465,269	2,019,430	(5,877,337)	(3,686,858)	(1,701,449)	10,816,334

Total Increase in Net Assets	5,302,357	14,965,185		(18,175,544)		1,648,593	2,875,927	2,998,568	1,971,659	1,916,691	490,776	1,783,438	10,939,664

Net Assets:
Beginning of Period	27,204,350	12,239,165		30,414,709		46,049,170	43,173,243	1,971,659	-	34,619,187	34,128,411	10,939,664	-
End of Period	$ 32,506,707	$ 27,204,350		$12,239,165		$47,697,763	$46,049,170	$ 4,970,227	$ 1,971,659	$36,535,878	$34,619,187	$12,723,102	$10,939,664
* Includes undistributed net investment
income (loss) at end of period	$ -	$ (147,891)		$ (82,221)		$ 380,193	$ 316,590	$ 49,268	$ (11,883)	$ 162,304	$ 55,669	$ -	$ (30,148)

(1)	Alternative Strategy Fund changed its fiscal year end to October 31.
(2)	Includes the operations of the Sherwood Forest Alternative Fund. See Note 1.
(3)	The Dunham Alternative Income Fund commenced operations on September 14, 2012.
(4)	Dunham Focused Large Cap Growth commenced operations December 8, 2011.
(5)	Class N and Class C includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class I and Class C), respectively.
(6)	Class A includes the operations of the predecessor, Sherwood Forest Alternative Fund (formerly Class A and P).

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Real Estate		International		Small Cap		Small Cap		Emerging Markets
	Stock Fund		Stock Fund		Value Fund		Growth Fund		Stock Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2013	Oct. 31, 2012	Oct. 31, 2013	Oct. 31, 2012

Operations:
Net investment income (loss)	$ 392,972	$ 263,147	$ 233,163	$ 503,247	$ 89,782	$ (15,737)	$ (284,015)	$ (250,665)	$ (60,745)	$ 53,974
Net realized gain (loss) from investments and
foreign currency transactions	330,082	3,338,749	7,332,745	(489,556)	5,976,784	1,155,577	5,035,035	1,760,427	2,457,339	(2,998,377)
Net change in unrealized appreciation
(depreciation) on investments and foreign currency
translations	841,485	(755,779)	6,162,822	1,656,705	(1,128,203)	122,912	3,109,532	(128,775)	(1,571,872)	3,588,078

Net Increase in Net Assets
Resulting From Operations	1,564,539	2,846,117	13,728,730	1,670,396	4,938,363	1,262,752	7,860,552	1,380,987	824,722	643,675

Distributions to Shareholders From:
Net Realized Gains:
Class N	(678,970)	-	-	-	-	-	(909,245)	-	-	-
Class A	(29,048)	-	-	-	-	-	(178,467)	-	-	-
Class C	(77,708)	-	-	-	-	-	(169,483)	-	-	-
Net Investment Income:
Class N	(288,603)	(113,301)	(499,497)	(508,799)	(44,834)	-	-	-	-	-
Class A	(8,316)	(55,961)	(18,444)	(14,078)	-	-	-	-	-	-
Class C	(11,055)	-	(5,126)	(21,368)	-	-	-	-	-	-
Total Distributions to Shareholders	(1,093,700)	(169,262)	(523,067)	(544,245)	(44,834)	-	(1,257,195)	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class N	16,837,166	9,015,861	7,506,197	11,708,509	2,729,694	3,348,460	3,852,620	3,250,304	11,602,305	4,364,936
Class A	12,407,637	1,128,660	3,120,258	1,250,596	1,157,430	5,022,092	3,198,958	1,458,642	7,285,145	12,053,214
Class C	1,312,069	725,289	738,101	790,287	301,385	209,099	518,306	426,185	933,154	486,636
Reinvestment of distributions
Class N	968,202	113,210	499,352	508,513	44,831	-	908,916	-	-	-
Class A	36,666	55,961	17,836	13,992	-	-	93,769	-	-	-
Class C	88,832	-	5,110	21,312	-	-	169,522	-	-	-
Cost of shares redeemed
Class N	(6,020,786)	(3,192,958)	(14,268,216)	(7,415,516)	(5,976,097)	(3,373,703)	(7,832,827)	(4,620,292)	(4,299,719)	(3,497,100)
Class A	(9,643,082)	(7,858,123)	(706,518)	(1,038,862)	(254,272)	(4,710,983)	(1,133,529)	(1,182,609)	(15,441,706)	(1,716,777)
Class C	(1,193,047)	(575,938)	(2,342,152)	(1,877,711)	(874,113)	(834,091)	(1,395,926)	(1,093,124)	(837,394)	(778,793)
Net Increase (Decrease) in Net Assets From
Share Transactions of Beneficial Interest	14,793,657	(588,038)	(5,430,032)	3,961,120	(2,871,142)	(339,126)	(1,620,191)	(1,760,894)	(758,215)	10,912,116

Total Increase (Decrease) in Net Assets	15,264,496	2,088,817	7,775,631	5,087,271	2,022,387	923,626	4,983,166	(379,907)	66,507	11,555,791

Net Assets:
Beginning of Year	23,502,849	21,414,032	52,408,247	47,320,976	18,430,046	17,506,420	19,738,304	20,118,211	29,878,921	18,323,130
End of Year*	$ 38,767,345	$23,502,849	$ 60,183,878	$ 52,408,247	$ 20,452,433	$ 18,430,046	$ 24,721,470	$ 19,738,304	$ 29,945,428	$ 29,878,921
* Includes undistributed net investment
income (loss) at end of year	$ 281,260	$ 195,761	$ 758,822	$ 437,115	$ 17,691	$ (16,067)	$ -	$ (212,059)	$ (12,355)	$ (32,236)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N					Class A

		Year Ended					Year Ended
		October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 37.22	$ 35.87	$ 36.52	$ 34.09	$ 34.78	$ 36.82	$ 35.58	$ 36.32	$ 33.99	$ 34.78
Income (loss) from investment operations:
Net investment income (loss)*	0.36	0.14	0.01	0.22	(0.03)	0.24	0.03	(0.09)	0.14	(0.11)
Net realized and unrealized gain (loss) **	2.13	2.41	0.53	3.35	1.39	2.13	2.40	0.54	3.33	1.37
Total income (loss) from investment operations	2.49	2.55	0.54	3.57	1.36	2.37	2.43	0.45	3.47	1.26
Less distributions:
Distributions from net investment income	(0.41)	(0.22)	0.00	0.00	0.00	(0.41)	(0.21)	0.00	0.00	0.00
Distributions from net realized gains	(0.83)	(0.32)	(1.19)	(1.14)	(1.15)	(0.83)	(0.32)	(1.19)	(1.14)	(1.15)
Tax return of capital	0.00	(0.66)	0.00	0.00	(0.90)	0.00	(0.66)	0.00	0.00	(0.90)
Total distributions	(1.24)	(1.20)	(1.19)	(1.14)	(2.05)	(1.24)	(1.19)	(1.19)	(1.14)	(2.05)
Net asset value, end of year	$ 38.47	$ 37.22	$ 35.87	$ 36.52	$ 34.09	$ 37.95	$ 36.82	$ 35.58	$ 36.32	$ 33.99

Total return +	6.75%	7.19%	1.47%	10.64%	4.29%	6.50%	6.92%	1.22%	10.38%	3.99%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 161,347	$ 127,346	$ 65,621	$ 38,328	$16,612	$ 68,427	$51,485	$ 32,381	$ 23,453	$24,080
Ratios of expenses to average net assets:
After waivers	2.23%	2.75%	2.57%	2.45%	2.35%	2.48%	3.00%	2.82%	2.70%	2.60%
Dividends/borrowings on short sales	0.24%	0.52%	0.30%	0.26%	0.10%	0.24%	0.52%	0.30%	0.26%	0.10%
Excluding dividends/borrowings on short sales:
Before fee waivers	2.10%	2.23%	2.27%	2.19%	2.28%	2.34%	2.48%	2.52%	2.44%	2.53%
After fee waivers	1.99%	2.23%	2.27%	2.19%	2.25%	2.24%	2.48%	2.52%	2.44%	2.53%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.84%	0.39%	0.03%	0.62%	(0.11)%	0.52%	0.14%	(0.22)%	0.37%	(0.36)%
After fee waivers	0.95%	0.39%	0.03%	0.62%	(0.08)%	0.63%	0.14%	(0.22)%	0.37%	(0.33)%
Portfolio turnover rate	227%	205%	277%	370%	480%	227%	205%	277%	370%	480%

	Class C

		Year Ended
		October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 32.29	$ 31.55	$ 32.59	$ 30.83	$ 32.00
Income (loss) from investment operations:
Net investment loss*	(0.07)	(0.18)	(0.32)	(0.12)	(0.33)
Net realized and unrealized gain (loss) **	1.89	2.09	0.47	3.02	1.21
Total income (loss) from investment operations	1.82	1.91	0.15	2.90	0.88
Less distributions:
Distributions from net investment income	(0.41)	(0.19)	0.00	0.00	0.00
Distributions from net realized gains	(0.83)	(0.32)	(1.19)	(1.14)	(1.15)
Tax return of capital	0.00	(0.66)	0.00	0.00	(0.90)
Total distributions	(1.24)	(1.17)	(1.19)	(1.14)	(2.05)
Net asset value, end of year	$ 32.87	$ 32.29	$ 31.55	$ 32.59	$ 30.83

Total return +	5.71%	6.13%	0.43%	9.59%	3.12%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 37,577	$ 30,206	$ 27,701	$ 21,181	$19,553
Ratios of expenses to average net assets:
After waivers	3.23%	3.75%	3.57%	3.45%	3.35%
Dividends/borrowings on short sales	0.24%	0.52%	0.30%	0.26%	0.10%
Excluding dividends/borrowings on short sales:
Before fee waivers	3.10%	3.23%	3.27%	3.19%	3.28%
After fee waivers	2.99%	3.23%	3.27%	3.19%	3.25%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.32)%	(0.61)%	(0.97)%	(0.38)%	(1.11)%
After fee waivers	(0.21)%	(0.61)%	(0.97)%	(0.38)%	(1.08)%
Portfolio turnover rate	227%	205%	277%	370%	480%
*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
**

Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended October 31, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 14.74	$ 14.32	$ 14.99	$ 14.32	$ 12.73
Income from investment operations:
Net investment income*	0.37	0.36	0.52	0.54	0.52
Net realized and unrealized gain (loss)	(0.36)	0.77	(0.20)	0.76	1.60
Total income from investment operations	0.01	1.13	0.32	1.30	2.12
Less distributions:
Distributions from net investment income	(0.41)	(0.42)	(0.56)	(0.56)	(0.53)
Distributions from net realized gains	(0.27)	(0.29)	(0.43)	(0.07)	0.00
Total distributions	(0.68)	(0.71)	(0.99)	(0.63)	(0.53)
Net asset value, end of year	$ 14.07	$ 14.74	$ 14.32	$ 14.99	$ 14.32

Total return +#	0.09%	8.10%	2.33%	9.32%	16.92%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 81,201	$ 103,912	$ 58,810	$ 78,181	$ 65,445
Ratios of expenses to average net assets:
Before fee waivers	1.21%	1.14%	1.30%	1.37%	1.21%
After fee waivers	1.21%	1.14%	1.30%	1.37%	1.18%
Ratios of net investment income to
average net assets:
Before fee waivers	2.56%	2.50%	3.62%	3.66%	3.77%
After fee waivers	2.56%	2.50%	3.62%	3.66%	3.80%
Portfolio turnover rate	173%	211%	178%	174%	266%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 14.73	$ 14.31	$ 14.98	$ 14.36	$ 12.77	$ 14.64	$ 14.23	$ 14.90	$ 14.24	$ 12.66
Income (loss) from investment operations:
Net investment income*	0.34	0.29	0.49	0.50	0.48	0.26	0.27	0.41	0.42	0.41
Net realized and unrealized gain (loss)	(0.36)	0.79	(0.20)	0.76	1.61	(0.35)	0.74	(0.20)	0.76	1.59
Total income (loss) from investment operations	(0.02)	1.08	0.29	1.26	2.09	(0.09)	1.01	0.21	1.18	2.00
Less distributions:
Distributions from net investment income	(0.38)	(0.37)	(0.53)	(0.57)	(0.50)	(0.30)	(0.31)	(0.45)	(0.45)	(0.42)
Distributions from net realized gains	(0.27)	(0.29)	(0.43)	(0.07)	0.00	(0.27)	(0.29)	(0.43)	(0.07)	0.00
Total distributions	(0.65)	(0.66)	(0.96)	(0.64)	(0.50)	(0.57)	(0.60)	(0.88)	(0.52)	(0.42)
Net asset value, end of year	$ 14.06	$ 14.73	$ 14.31	$ 14.98	$ 14.36	$ 13.98	$ 14.64	$ 14.23	$ 14.90	$ 14.24

Total return +	(0.15)%	7.78%	2.15%	8.98%	16.61%	(0.59)%	7.30%	1.57%	8.48%	16.05%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 6,888	$ 3,598	$ 610	$ 518	$ 212	$ 7,733	$ 9,007	$ 9,250	$ 12,466	$ 13,119
Ratios of expenses to average net assets:
Before fee waivers	1.46%	1.39%	1.55%	1.62%	1.46%	1.96%	1.89%	2.05%	2.12%	1.96%
After fee waivers	1.46%	1.39%	1.55%	1.62%	1.43%	1.96%	1.89%	2.05%	2.12%	1.93%
Ratios of net investment income to
average net assets:
Before fee waivers	2.37%	2.25%	3.37%	3.41%	3.52%	1.80%	1.75%	2.87%	2.91%	3.02%
After fee waivers	2.37%	2.25%	3.37%	3.41%	3.55%	1.80%	1.75%	2.87%	2.91%	3.05%
Portfolio turnover rate	173%	211%	178%	174%	266%	173%	211%	178%	174%	266%

* The net investment income per share data was determined using the average shares outstanding throughout each year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 9.52	$ 9.08	$ 9.36	$ 8.65	$ 7.30
Income from investment operations:
Net investment income**	0.47	0.53	0.65	0.72	0.62
Net realized and unrealized gain (loss)	0.09	0.44	(0.28)	0.70	1.34
Total income from investment operations	0.56	0.97	0.37	1.42	1.96
Less distributions:
Distributions from net investment income	(0.47)	(0.53)	(0.65)	(0.71)	(0.61)
Total distributions	(0.47)	(0.53)	(0.65)	(0.71)	(0.61)
Net asset value, end of year	$ 9.61	$ 9.52	$ 9.08	$ 9.36	$ 8.65

Total return +	6.05%	10.96%	4.03%	17.11%	28.20%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 134,487	$ 114,810	$ 45,586	$ 58,597	$ 51,747
Ratios of expenses to average net assets:
Before fee waivers	1.11%	1.23%	1.38%	1.23%	1.58%
After fee waivers	1.11%	1.23%	1.38%	1.23%	1.55%
Ratios of net investment income to
average net assets:
Before fee waivers	4.89%	5.70%	6.92%	7.99%	8.00%
After fee waivers	4.89%	5.70%	6.92%	7.99%	8.03%
Portfolio turnover rate	94%	58%	49%	60%	103%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 9.59	$ 9.15	$ 9.42	$ 8.71	$ 7.34	$ 9.47	$ 9.04	$ 9.31	$ 8.61	$ 7.27
Income from investment operations:
Net investment income**	0.45	0.51	0.63	0.70	0.63	0.40	0.47	0.58	0.65	0.55
Net realized and unrealized gain (loss)	0.09	0.44	(0.27)	0.71	1.33	0.08	0.43	(0.28)	0.69	1.35
Total income from investment operations	0.54	0.95	0.36	1.41	1.96	0.48	0.90	0.30	1.34	1.90
Less distributions:
Distributions from net investment income	(0.45)	(0.51)	(0.63)	(0.70)	(0.59)	(0.40)	(0.47)	(0.57)	(0.64)	(0.56)
Total distributions	(0.45)	(0.51)	(0.63)	(0.70)	(0.59)	(0.40)	(0.47)	(0.57)	(0.64)	(0.56)
Net asset value, end of year	$ 9.68	$ 9.59	$ 9.15	$ 9.42	$ 8.71	$ 9.55	$ 9.47	$ 9.04	$ 9.31	$ 8.61

Total return +	5.74%	10.70%	3.84%	16.85%	27.91%	5.17%	10.19%	3.28%	16.16%	27.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 19,888	$ 13,722	$ 6,457	$ 5,366	$ 4,909	$ 13,741	$ 14,457	$ 10,404	$ 9,214	$ 7,678
Ratios of expenses to average net assets:
Before fee waivers	1.36%	1.48%	1.63%	1.48%	1.83%	1.86%	1.98%	2.13%	1.98%	2.33%
After fee waivers	1.36%	1.48%	1.63%	1.48%	1.80%	1.86%	1.98%	2.13%	1.98%	2.30%
Ratios of net investment income to
average net assets:
Before fee waivers	4.64%	5.45%	6.67%	7.74%	7.75%	4.15%	4.95%	6.17%	7.24%	7.25%
After fee waivers	4.64%	5.45%	6.67%	7.74%	7.78%	4.15%	4.95%	6.17%	7.24%	7.28%
Portfolio turnover rate	94%	58%	49%	60%	103%	94%	58%	49%	60%	103%

**The net investment income per share data was determined using the average shares outstanding throughout each year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Loss Averse Equity Income Fund*
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

		Year Ended		Period Ended
		October 31,		October 31,
	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.95	$ 10.10	$ 10.17	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.33	0.30	0.17	(0.13)
Net realized and unrealized gain (loss)	(0.25)	0.02	(0.15)	0.30
Total income from investment operations	0.08	0.32	0.02	0.17
Less distributions:
Distributions from net investment income	(0.33)	(0.35)	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.09)	0.00
Tax return of capital	(0.03)	(0.12)	0.00	0.00
Total distributions	(0.36)	(0.47)	(0.09)	0.00
Net asset value, end of period	$ 9.67	$ 9.95	$ 10.10	$ 10.17

Total return +, #	0.80%	3.29%	0.20%	1.70% (1)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 7,185	$ 9,002	$ 8,798	$ 4,303

Ratios of expenses to average net assets: ^
Before fee waivers^	1.67%	2.28%	1.98%	2.75%
After fee waivers^	1.67%	2.28%	1.98%	2.75%
Ratios of net investment income (loss) to
average net assets: ^
Before fee waivers^	3.35%	2.94%	1.71%	(2.39)%
After fee waivers^	3.35%	2.94%	1.71%	(2.39)%
Portfolio turnover rate	292%	418%	704%	402% (1)

	Class A				Class C

		Year Ended		Period Ended		Year Ended		Period Ended
		October 31,		October 31,		October 31,		October 31,
	2013	2012	2011	2010	2013	2012	2011	2010

Net asset value, beginning of period	$ 9.98	$ 10.06	$ 10.16	$ 10.00	$ 9.86	$ 9.96	$ 10.13	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.31	0.26	0.02	(0.14)	0.23	0.17	0.07	(0.17)
Net realized and unrealized gain (loss)	(0.25)	0.03	(0.03)	0.30	(0.26)	0.05	(0.15)	0.30
Total income (loss) from investment operations	0.06	0.29	(0.01)	0.16	(0.03)	0.22	(0.08)	0.13
Less distributions:
Distributions from net investment income	(0.31)	(0.25)	0.00	0.00	(0.24)	(0.20)	0.00	0.00
Distributions from net realized gains	0.00	0.00	(0.09)	0.00	0.00	0.00	(0.09)	0.00
Tax return of capital	(0.03)	(0.12)	0.00	0.00	(0.03)	(0.12)	0.00	0.00
Total distributions	(0.34)	(0.37)	(0.09)	0.00	(0.27)	(0.32)	(0.09)	0.00
Net asset value, end of period	$ 9.70	$ 9.98	$ 10.06	$ 10.16	$ 9.56	$ 9.86	$ 9.96	$ 10.13

Total return +, #	0.55%	3.00%	(0.10)%	1.60% (1)	(0.29)%	2.27%	(0.79)%	1.30% (1)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,782	$ 2,230	$ 1,788	$ 6,224	$ 2,053	$ 1,786	$ 1,067	$ 160

Ratios of expenses to average net assets: ^
Before fee waivers^	1.92%	2.53%	2.23%	3.00%	2.67%	3.28%	2.98%	3.75%
After fee waivers^	1.92%	2.53%	2.23%	3.00%	2.67%	3.28%	2.98%	3.75%
Ratios of net investment income (loss) to
average net assets: ^
Before fee waivers^	3.13%	2.69%	1.46%	(2.64)%	2.38%	1.94%	0.71%	(3.39)%
After fee waivers^	3.13%	2.69%	1.46%	(2.64)%	2.38%	1.94%	0.71%	(3.39)%
Portfolio turnover rate	292%	418%	704%	402% (1)	292%	418%	704%	402% (1)

* The Fund commenced operations on April 30, 2010.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial  reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Appreciation & Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 8.90	$ 8.86	$ 8.47	$ 7.53	$ 5.77
Income (loss) from investment operations:
Net investment income**	0.16	0.10	0.08	0.16	0.14
Net realized and unrealized gain	1.28	0.05	0.55	0.90	1.70
Total income from investment operations	1.44	0.15	0.63	1.06	1.84
Less distributions:
Distributions from net investment income	(0.25)	(0.11)	(0.24)	(0.12)	(0.08)
Total distributions	(0.25)	(0.11)	(0.24)	(0.12)	(0.08)
Net asset value, end of year	$ 10.09	$ 8.90	$ 8.86	$ 8.47	$ 7.53

Total return +	16.59%	1.83%	7.56%	14.22%	32.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 15,855	$ 23,843	$ 24,475	$ 23,718	$ 20,515
Ratios of expenses to average net assets:
Before fee waivers	1.39%	1.60%	1.91%	1.52%	1.86%
After fee waivers	1.39%	1.60%	1.91%	1.52%	1.83%
Ratios of net investment income to
average net assets:
Before fee waivers	1.70%	1.13%	0.90%	1.99%	2.15%
After fee waivers	1.70%	1.13%	0.90%	1.99%	2.18%
Portfolio turnover rate	62%	51%	69%	71%	69%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 8.88	$ 8.83	$ 8.45	$ 7.52	$ 5.74	$ 8.74	$ 8.70	$ 8.32	$ 7.40	$ 5.64
Income (loss) from investment operations:
Net investment income (loss)**	0.13	0.08	0.06	0.14	0.13	0.06	0.01	(0.01)	0.08	0.07
Net realized and unrealized gain	1.27	0.06	0.55	0.90	1.70	1.26	0.06	0.55	0.89	1.69
Total income from investment operations	1.40	0.14	0.61	1.04	1.83	1.32	0.07	0.54	0.97	1.76
Less distributions:
Distributions from net investment income	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.16)	(0.03)	(0.16)	(0.05)	0.00
Total distributions	(0.22)	(0.09)	(0.23)	(0.11)	(0.05)	(0.16)	(0.03)	(0.16)	(0.05)	0.00
Net asset value, end of year	$ 10.06	$ 8.88	$ 8.83	$ 8.45	$ 7.52	$ 9.90	$ 8.74	$ 8.70	$ 8.32	$ 7.40

Total return +	16.21%	1.63%	7.33%	13.96%	32.09%	15.35%	0.84%	6.49%	13.14%	31.21%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 4,368	$ 4,470	$ 2,994	$ 7,530	$ 2,498	$ 3,765	$ 3,867	$ 4,130	$ 3,471	$ 3,513
Ratios of expenses to average net assets:
Before fee waivers	1.64%	1.85%	2.16%	1.77%	2.11%	2.39%	2.60%	2.91%	2.52%	2.86%
After fee waivers	1.64%	1.85%	2.16%	1.77%	2.08%	2.39%	2.60%	2.91%	2.52%	2.83%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	1.45%	0.88%	0.65%	1.74%	1.90%	0.70%	0.13%	(0.10)%	0.99%	1.15%
After fee waivers	1.45%	0.88%	0.65%	1.74%	1.93%	0.70%	0.13%	(0.10)%	0.99%	1.18%
Portfolio turnover rate	62%	51%	69%	71%	69%	62%	51%	69%	71%	69%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Strategy Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

		Class N
	Period Ended					Period ended
	October 31,	Year Ended July 31,				July 31,
	2013 *	2013	2012	2011	2010	2009 **

Net asset value, beginning of period	$ 23.85	$ 23.45	$ 26.90	$ 25.15	$ 26.71	$ 25.00
Income (loss) from investment operations:
Net investment loss ***	(0.07)	(0.10)	(0.29)	(0.21)	(0.26)	(0.16)
Net realized and unrealized gain (loss)	(0.04)	0.50	(1.66)	1.96	(0.23)	1.87
Total income (loss) from investment operations	(0.11)	0.40	(1.95)	1.75	(0.49)	1.71
Less distributions:
Distributions from net investment income	0.00	0.00	(1.50)	0.00	(0.89)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.18)	0.00
Total distributions	-	-	(1.50)	0.00	(1.07)	0.00
Net asset value, end of period	$ 23.74	$ 23.85	$ 23.45	$ 26.90	$ 25.15	$ 26.71

Total return +	(0.46)%	1.71%	(7.23)%	6.96%	(1.97)%	6.84%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,873	$ 15,641	$ 10,818	$ 15,716	$ 18,300	$ 11,336
Ratios of expenses to average net assets:
Before fee waivers ^(1)	1.85%	2.35%	2.29%	1.94%	2.10%	2.29%
After fee waivers ^(1)	1.85%	1.67%	1.65%	1.65%	1.65%	1.65%
Ratios of net investment loss to
average net assets:
Before fee waivers ^(1,2)	(1.13)%	(1.11)%	(1.79)%	(1.06)%	(1.43)%	(1.97)%
After fee waivers ^(1,2)	(1.13)%	(0.43)%	(1.15)%	(0.77)%	(0.98)%	(1.33)%
Portfolio turnover rate	934%	2,340%	5,840%	1,959%	2,121%	1,286%

		Class A						Class C
	Period Ended					Period Ended	Period Ended					Period Ended
	October 31,	Year Ended July 31,				July 31,	October 31,	Year Ended July 31,				July 31,
	2013 *	2013	2012	2011	2010	2009 **	2013 *	2013	2012	2011	2010	2009 **

Net asset value, beginning of period	$ 23.55	$ 23.22	$ 26.73	$ 25.07	$ 26.69	$ 24.69	$ 22.71	$ 22.55	$ 26.22	$ 24.77	$ 26.58	$ 25.81
Income (loss) from investment operations:
Net investment loss ***	(0.07)	(0.11)	(0.35)	(0.27)	(0.32)	(0.16)	(0.12)	(0.35)	(0.53)	(0.47)	(0.51)	(0.14)
Net realized and unrealized gain (loss)	(0.05)	0.44	(1.66)	1.93	(0.23)	2.16	(0.04)	0.51	(1.64)	1.92	(0.23)	0.91
Total income (loss) from investment operations	(0.12)	0.33	(2.01)	1.66	(0.55)	2.00	(0.16)	0.16	(2.17)	1.45	(0.74)	0.77
Less distributions:
Distributions from net investment income	0.00	0.00	(1.50)	0.00	(0.89)	0.00	0.00	0.00	(1.50)	0.00	(0.89)	0.00
Distributions from net realized gains	0.00	0.00	0.00	0.00	(0.18)	0.00	0.00	0.00	0.00	0.00	(0.18)	0.00
Total distributions	0.00	0.00	(1.50)	0.00	(1.07)	0.00	0.00	0.00	(1.50)	0.00	(1.07)	0.00
Net asset value, end of period	$ 23.43	$ 23.55	$ 23.22	$ 26.73	$ 25.07	$ 26.69	$ 22.55	$ 22.71	$ 22.55	$ 26.22	$ 24.77	$ 26.58

Total return +^	(0.51)%	1.42%	(7.51)%	6.62%	(2.20)%	8.10%	(0.70)%	0.71%	(8.33)%	5.85%	(2.94)%	2.98%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,484	$ 10,591	$ 1,016	$ 12,069	$ 4,672	$ 476	$ 1,150	$ 972	$ 212	$ 1,854	$ 2,351	$ 656
Ratios of expenses to average net assets:
Before fee waivers ^(1)	2.10%	2.36%	2.54%	2.19%	2.35%	2.54%	2.85%	3.11%	3.29%	2.94%	3.10%	3.29%
After fee waivers ^(1)	2.10%	1.98%	1.90%	1.90%	1.90%	1.90%	2.85%	2.67%	2.65%	2.65%	2.65%	2.65%
Ratios of net investment loss to
average net assets:
Before fee waivers ^(1,2)	(1.14)%	(0.85)%	(2.04)%	(1.31)%	(1.68)%	(2.37)%	(2.06)%	(1.99)%	(2.80)%	(2.06)%	(2.43)%	(3.25)%
After fee waivers ^(1,2)	(1.14)%	(0.48)%	(1.40)%	(1.02)%	(1.23)%	(1.73)%	(2.06)%	(1.56)%	(2.16)%	(1.77)%	(1.98)%	(2.61)%
Portfolio turnover rate	934%	2,340%	5,840%	1,959%	2,121%	1,286%	934%	2,340%	5,840%	1,959%	2,121%	1,286%

*	The Fund's fiscal year end changed from July 31 to October 31.
**

Class N (formerly Sherwood Forest Alternative Fund Class I) commenced operations February 13, 2009, Class A  (formerly Sherwood Forest Alternative Fund Class P) commenced operations March 25, 2009 and Class C (formerly Sherwood Forest Alternative Fund Class C) commenced operation May 14, 2009.

***	The net investment loss per share data was determined using the average shares outstanding throughout each period.
+

Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.
(1)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(2)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 11.74	$ 10.60	$ 9.96	$ 8.70	$ 8.09
Income (loss) from investment operations:
Net investment income *	0.16	0.12	0.06	0.06	0.07
Net realized and unrealized gain	2.78	1.07	0.64	1.25	0.62
Total income from investment operations	2.94	1.19	0.70	1.31	0.69
Less distributions:
Distributions from net investment income	(0.13)	(0.05)	(0.06)	(0.05)	(0.08)
Total distributions	(0.13)	(0.05)	(0.06)	(0.05)	(0.08)
Net asset value, end of year	$ 14.55	$ 11.74	$ 10.60	$ 9.96	$ 8.70

Total return +	25.30%	11.29%	7.06%	15.11%	8.72%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 37,688	$ 37,650	$ 34,171	$ 31,436	$ 29,315
Ratios of expenses to average net assets:
Before fee waivers	1.00%	1.17%	1.62%	1.40%	1.72%
After fee waivers	1.00%	1.17%	1.62%	1.40%	1.69%
Ratios of net investment income to
average net assets:
Before fee waivers	1.25%	1.04%	0.53%	0.61%	0.90%
After fee waivers	1.25%	1.04%	0.53%	0.61%	0.93%
Portfolio turnover rate	16%	30%	30%	23%	47%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012		2011	2010	2009

Net asset value, beginning of year	$ 11.72	$ 10.57	$ 9.95	$ 8.69	$ 8.06	$ 11.36	$ 10.31		$ 9.73	$ 8.53	$ 7.93
Income (loss) from investment operations:
Net investment income (loss)*	0.13	0.09	0.04	0.01	0.05	0.03	0.00	(a)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain	2.77	1.08	0.64	1.28	0.63	2.71	1.05		0.63	1.24	0.61
Total income from investment operations	2.90	1.17	0.68	1.29	0.68	2.74	1.05		0.58	1.20	0.60
Less distributions:
Distributions from net investment income	(0.10)	(0.02)	(0.06)	(0.03)	(0.05)	(0.01)	0.00		0.00	0.00	0.00
Total distributions	(0.10)	(0.02)	(0.06)	(0.03)	(0.05)	(0.01)	0.00		0.00	0.00	0.00
Net asset value, end of year	$ 14.52	$ 11.72	$ 10.57	$ 9.95	$ 8.69	$ 14.09	$ 11.36		$ 10.31	$ 9.73	$ 8.53

Total return +	24.99%	11.04%	6.78%	14.82%	8.55%	24.09%#	10.18%		5.96%	14.07%	7.57%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 4,980	$ 2,969	$ 2,874	$ 3,844	$ 55	$ 5,029	$ 5,431		$ 6,129	$ 5,769	$ 4,953
Ratios of expenses to average net assets:
Before fee waivers	1.25%	1.42%	1.87%	1.65%	1.97%	2.00%	2.17%		2.62%	2.40%	2.72%
After fee waivers	1.25%	1.42%	1.87%	1.65%	1.94%	2.00%	2.17%		2.62%	2.40%	2.69%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.99%	0.79%	0.28%	0.36%	0.65%	0.25%	0.04%		(0.47)%	(0.39)%	(0.10)%
After fee waivers	0.99%	0.79%	0.28%	0.36%	0.68%	0.25%	0.04%		(0.47)%	(0.39)%	(0.07)%
Portfolio turnover rate	16%	30%	30%	23%	47%	16%	30%		30%	23%	47%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

  +Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one  year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Alternative Income Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N			Class A			Class C

	For the	Period Ended		For the	Period Ended		For the	Period Ended
	Year Ended	October 31,		Year Ended	October 31,		Year Ended	October 31,
	Oct. 31, 2013	2012 *		Oct. 31, 2013	2012 *		Oct. 31, 2013	2012 *

Net asset value, beginning of period	$ 9.73	$ 10.00		$ 9.73	$ 10.00		$ 9.72	$ 10.00
Income (loss) from investment operations:
Net investment income (loss)**	0.17	(0.07)		0.15	(0.08)		0.07	(0.11)
Net realized and unrealized gain (loss)	1.46	(0.20)		1.46	(0.19)		1.46	(0.17)
Total income (loss) from investment operations	1.63	(0.27)		1.61	(0.27)		1.53	(0.28)
Less distributions:
Distributions from net investment income	(0.12)	0.00		(0.10)	0.00		(0.04)	0.00
Total distributions	(0.12)	0.00		(0.10)	0.00		(0.04)	0.00
Net asset value, end of period	$ 11.24	$ 9.73		$ 11.24	$ 9.73		$ 11.21	$ 9.72

Total return +	16.84%	(2.70)%	(1)	16.60%	(2.70)%	(1)	15.75%	(2.80)%	(1)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 1,099	$ 341		$ 2,405	$ 1,106		$ 1,466	$ 525

Ratios of expenses to average net assets	2.90%	9.47%	^	3.15%	9.72%	^	3.90%	10.47%	^
Ratios of net investment income (loss) to average net assets	1.66%	(6.42)%	^	1.42%	(6.67)%	^	0.67%	(7.42)%	^

Portfolio turnover rate	69%	7%	(1)	69%	7%	(1)	69%	7%	(1)

* The Fund commenced operations on September 14, 2012.
**The net investment income (loss) per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less than one year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1)	Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012		2011		2010		2009

Net asset value, beginning of year	$ 4.15	$ 3.67		$ 3.50		$ 3.12		$ 3.16
Income (loss) from investment operations:
Net investment income**	0.03	0.01		0.01		0.01		0.01
Net realized and unrealized gain (loss)	1.03	0.48		0.16		0.37		(0.05)
Total income (loss) from investment operations	1.06	0.49		0.17		0.38		(0.04)
Less distributions:
Distributions from net investment income	(0.01)	(0.01)		0.00	(a)	0.00	(a)	0.00		(a)
Total distributions	(0.01)	(0.01)		0.00	(a)	0.00	(a)	0.00		(a)
Net asset value, end of year	$ 5.20	$ 4.15		$ 3.67		$ 3.50		$ 3.12

Total return +	25.57%	13.45%		4.91%		12.29%		(1.27)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 29,619	$ 29,678		$ 29,252		$ 31,774		$ 33,199
Ratios of expenses to average net assets:
Before fee waivers	1.51%	1.51%		1.20%		1.26%		1.04%
After fee waivers	1.51%	1.51%		1.20%		1.26%		1.01%
Ratios of net investment income to
average net assets:
Before fee waivers	0.60%	0.30%		0.39%		0.18%		0.18%
After fee waivers	0.60%	0.30%		0.39%		0.18%		0.21%
Portfolio turnover rate	38%	57%		81%		291%		258%

	Class A										Class C

	Year Ended										Year Ended
	October 31,										October 31,
	2013	2012		2011		2010		2009			2013	2012	2011		2010		2009

Net asset value, beginning of year	$ 4.11	$ 3.63		$ 3.47		$ 3.09		$ 3.14			$ 3.85	$ 3.42	$ 3.30		$ 2.96		$ 3.04
Income (loss) from investment operations:
Net investment income (loss)**	0.02	(0.01)		0.00	(a)	0.00	(a)	0.00	(a)		(0.02)	(0.03)	(0.02)		(0.03)		(0.02)
Net realized and unrealized gain (loss)	1.01	0.49		0.16		0.38		(0.05)			0.95	0.46	0.14		0.37		(0.06)
Total income (loss) from investment operations	1.03	0.48		0.16		0.38		(0.05)			0.93	0.43	0.12		0.34		(0.08)
Less distributions:
Distributions from net investment income	(0.01)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)		0.00	0.00	0.00	(a)	0.00	(a)	0.00	(a)
Total distributions	(0.01)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)		0.00	0.00	0.00	(a)	0.00	(a)	0.00	(a)
Net asset value, end of year	$ 5.13	$ 4.11		$ 3.63		$ 3.47		$ 3.09			$ 4.78	$ 3.85	$ 3.42		$ 3.30		$ 2.96

Total return +	24.98%	13.32%		4.61%		12.30%		(1.59)%			24.16%	12.57%	3.64%		11.49%		(2.63)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 3,501	$ 1,244		$ 245		$ 195		$ 53			$ 3,416	$ 3,697	$ 4,631		$ 4,845		$ 5,106
Ratios of expenses to average net assets:
Before fee waivers	1.76%	1.76%		1.45%		1.51%		1.29%			2.51%	2.51%	2.20%		2.26%		2.04%
After fee waivers	1.76%	1.76%		1.45%		1.51%		1.26%			2.51%	2.51%	2.20%		2.26%		2.01%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.35%	0.05%		0.14%		(0.07)%		(0.07)%			(0.40)%	(0.70)%	(0.61)%		(0.82)%		(0.82)%
After fee waivers	0.35%	0.05%		0.14%		(0.07)%		(0.04)%			(0.40)%	(0.70)%	(0.61)%		(0.82)%		(0.79)%
Portfolio turnover rate	38%	57%		81%		291%		258%			38%	57%	81%		291%		258%

**The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class N

	Year Ended	Period Ended
	October 31,	October 31,
	2013	2012 *

Net asset value, beginning of period	$ 10.42	$ 10.00
Income (loss) from investment operations:
Net investment loss**	(0.10)	(0.16)
Net realized and unrealized gain	3.70	0.58
Total income from investment operations	3.60	0.42
Net asset value, end of period	$ 14.02	$ 10.42

Total return +	34.55%	4.20%	(1)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 814	$ 450
Ratios of expenses to average net assets:
Before fee waivers	1.71%	2.11%	^
After fee waivers	1.69%	1.80%	^
Ratios of net investment loss to
average net assets:
Before fee waivers	(0.70)%	(1.06)%	^
After fee waivers	(0.67)%	(0.75)%	^
Portfolio turnover rate	91%	27% (1)

	Class A			Class C

	Year Ended	Period Ended		Year Ended	Period Ended
	October 31,	October 31,		October 31,	October 31,
	2013	2012 *		2013	2012 *

Net asset value, beginning of period	$ 10.39	$ 10.00		$ 10.33	$ 10.00
Income (loss) from investment operations:
Net investment loss**	(0.11)	(0.09)		(0.26)	(0.30)
Net realized and unrealized gain	3.68	0.48		3.69	0.63
Total income from investment operations	3.57	0.39		3.43	0.33
Net asset value, end of period	$ 13.96	$ 10.39		$ 13.76	$ 10.33

Total return +	34.36%	3.90%	(1)	33.20%	3.30%	(1)
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 11,399	$ 10,344		$ 510	$ 146
Ratios of expenses to average net assets:
Before fee waivers	1.96%	2.36%	^	2.71%	3.11%	^
After fee waivers	1.94%	2.05%	^	2.69%	2.80%	^
Ratios of net investment loss to
average net assets:
Before fee waivers	(0.95)%	(1.31)%	^	(1.70)%	(2.06)%	^
After fee waivers	(0.92)%	(1.00)%	^	(1.67)%	(1.75)%	^
Portfolio turnover rate	91%	27% (1)		91%	27% (1)

* The Fund commenced opperations on December 8, 2011.
**The net investment loss per share data was determined using the average shares outstanding throughout each period.
^ Annualized for periods less then a year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 15.79	$ 13.80	$ 12.84	$ 9.27	$ 9.14
Income from investment operations:
Net investment income**	0.23	0.21	0.14	0.14	0.08
Net realized and unrealized gain	1.27	1.90	0.98	3.54	0.23
Total income from investment operations	1.50	2.11	1.12	3.68	0.31
Less distributions:
Distributions from net investment income	(0.23)	(0.12)	(0.16)	(0.11)	(0.18)
Distributions from net realized gains	(0.53)	0.00	0.00	0.00	0.00
Total distributions	(0.76)	(0.12)	(0.16)	(0.11)	(0.18)
Net asset value, end of year	$ 16.53	$ 15.79	$ 13.80	$ 12.84	$ 9.27

Total return +	9.85%	15.46%	8.82%	39.91%	3.89%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 33,545	$ 20,424	$ 12,507	$ 7,686	$ 5,542
Ratios of expenses to average net assets:
Before fee waivers	1.30%	1.46%	1.51%	2.26%	3.05%
After fee waivers	1.30%	1.46%	1.51%	2.26%	3.02%
Ratios of net investment income to
average net assets:
Before fee waivers	1.40%	1.42%	1.09%	1.22%	1.05%
After fee waivers	1.40%	1.42%	1.09%	1.22%	1.08%
Portfolio turnover rate	163%	123%	59%	157%	221%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 15.77	$ 13.80	$ 12.85	$ 9.27	$ 9.13	$ 15.33	$ 13.40	$ 12.49	$ 9.01	$ 8.82
Income from investment operations:
Net investment income**	0.15	0.21	0.13	0.10	0.06	0.07	0.07	0.01	0.02	0.01
Net realized and unrealized gain	1.31	1.87	0.95	3.56	0.22	1.23	1.86	0.94	3.46	0.22
Total income from investment operations	1.46	2.08	1.08	3.66	0.28	1.30	1.93	0.95	3.48	0.23
Less distributions:
Distributions from net investment income	(0.15)	(0.11)	(0.13)	(0.08)	(0.14)	(0.08)	0.00	(0.04)	0.00	(0.04)
Distributions from net realized gains	(0.53)	0.00	0.00	0.00	0.00	(0.53)	0.00	0.00	0.00	0.00
Total distributions	(0.68)	(0.11)	(0.13)	(0.08)	(0.14)	(0.61)	0.00	(0.04)	0.00	(0.04)
Net asset value, end of year	$ 16.55	$ 15.77	$ 13.80	$ 12.85	$ 9.27	$ 16.02	$ 15.33	$ 13.40	$ 12.49	$ 9.01

Total return +	9.60%	15.20%	8.48%	39.66%	3.64%	8.73%	14.40%	7.65%	38.62%	2.76%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 2,539	$ 709	$ 6,962	$ 47	$ 20	$ 2,684	$ 2,370	$ 1,944	$ 1,310	$ 943
Ratios of expenses to average net assets:
Before fee waivers	1.55%	1.71%	1.76%	2.51%	3.30%	2.30%	2.46%	2.51%	3.26%	4.05%
After fee waivers	1.55%	1.71%	1.76%	2.51%	3.27%	2.30%	2.46%	2.51%	3.26%	4.02%
Ratios of net investment income to
average net assets:
Before fee waivers	1.15%	1.17%	0.81%	0.97%	0.80%	0.40%	0.42%	0.07%	0.22%	0.05%
After fee waivers	1.15%	1.17%	0.81%	0.97%	0.83%	0.40%	0.42%	0.07%	0.22%	0.08%
Portfolio turnover rate	163%	123%	59%	157%	221%	163%	123%	59%	157%	221%

**The net investment income per share data was determined using the average shares outstanding throughout each year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 12.05	$ 11.85	$ 12.79	$ 11.12	$ 8.09
Income (loss) from investment operations:
Net investment income*	0.07	0.14	0.15	0.08	0.05
Net realized and unrealized gain (loss)	3.24	0.22	(0.98)	1.80	3.09
Total income (loss) from investment operations	3.31	0.36	(0.83)	1.88	3.14
Less distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.11)	(0.21)	(0.11)
Total distributions	(0.14)	(0.16)	(0.11)	(0.21)	(0.11)
Net asset value, end of year	$ 15.22	$ 12.05	$ 11.85	$ 12.79	$ 11.12

Total return +#	27.64%	3.16%	(6.56)%	17.15%	39.44%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 49,815	$ 44,947	$ 39,163	$ 36,546	$ 31,858
Ratios of expenses to average net assets:
Before fee waivers	2.11%	1.97%	2.28%	2.53%	2.63%
After fee waivers	2.11%	1.97%	2.28%	2.53%	2.60%
Ratios of net investment income to
average net assets:
Before fee waivers	0.52%	1.24%	1.19%	0.67%	0.55%
After fee waivers	0.52%	1.24%	1.19%	0.67%	0.58%
Portfolio turnover rate	131%	142%	110%	118%	173%

	Class A					Class C
	Year Ended
						Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 12.03	$ 11.84	$ 12.79	$ 11.13	$ 8.05	$ 11.64	$ 11.44	$ 12.37	$ 10.78	$ 7.81
Income (loss) from investment operations:
Net investment income (loss)*	0.06	0.10	0.18	0.04	0.03	(0.06)	0.03	0.02	(0.04)	(0.04)
Net realized and unrealized gain (loss)	3.22	0.22	(1.04)	1.82	3.10	3.13	0.21	(0.95)	1.75	3.01
Total income (loss) from investment operations	3.28	0.32	(0.86)	1.86	3.13	3.07	0.24	(0.93)	1.71	2.97
Less distributions:
Distributions from net investment income	(0.12)	(0.13)	(0.09)	(0.20)	(0.05)	(0.01)	(0.04)	0.00	(0.12)	0.00
Total distributions	(0.12)	(0.13)	(0.09)	(0.20)	(0.05)	(0.01)	(0.04)	0.00	(0.12)	0.00
Net asset value, end of year	$ 15.19	$ 12.03	$ 11.84	$ 12.79	$ 11.13	$ 14.70	$ 11.64	$ 11.44	$ 12.37	$ 10.78

Total return +#	27.40%	2.80%	(6.78)%	16.85%	39.17%	26.40%	2.10%	(7.52)%	16.00%	38.03%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 4,741	$ 1,580	$ 1,309	$ 322	$ 57	$ 5,627	$ 5,881	$ 6,849	$ 7,036	$ 5,766
Ratios of expenses to average net assets:
Before fee waivers	2.36%	2.22%	2.53%	2.78%	2.88%	3.11%	2.97%	3.28%	3.53%	3.63%
After fee waivers	2.36%	2.22%	2.53%	2.78%	2.85%	3.11%	2.97%	3.28%	3.53%	3.60%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.41%	0.99%	0.94%	0.42%	0.30%	(0.46)%	0.24%	0.19%	(0.33)%	(0.45)%
After fee waivers	0.41%	0.99%	0.94%	0.42%	0.33%	(0.46)%	0.24%	0.19%	(0.33)%	(0.42)%
Portfolio turnover rate	131%	142%	110%	118%	173%	131%	142%	110%	118%	173%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

  + Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012		2011	2010		2009

Net asset value, beginning of year	$ 11.21	$ 10.44		$ 9.78	$ 7.94		$ 7.64
Income from investment operations:
Net investment income *	0.07	0.00	(a)	0.02	0.03		0.08
Net realized and unrealized gain	3.40	0.77		0.66	1.90		0.32
Total income from investment operations	3.47	0.77		0.68	1.93		0.40
Less distributions:
Distributions from net investment income	(0.03)	0.00		(0.02)	(0.09)		(0.10)
Total distributions	(0.03)	0.00		(0.02)	(0.09)		(0.10)
Net asset value, end of year	$ 14.65	$ 11.21		$ 10.44	$ 9.78		$ 7.94

Total return + #	31.05%	7.38%		6.94%	24.39%		5.54%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 16,640	$ 15,764		$ 14,739	$ 14,378		$ 13,288
Ratios of expenses to average net assets:
Before fee waivers	1.29%	2.02%		2.10%	2.08%		1.48%
After fee waivers	1.29%	2.02%		2.10%	2.08%		1.45%
Ratios of net investment income to
average net assets:
Before fee waivers	0.62%	0.04%		0.06%	0.37%		1.19%
After fee waivers	0.62%	0.04%		0.06%	0.37%		1.22%
Portfolio turnover rate	147%	62%		50%	41%		40%

	Class A							Class C

	Year Ended							Year Ended
	October 31,							October 31,
	2013	2012		2011	2010		2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 11.16	$ 10.40		$ 9.75	$ 7.92		$ 7.61	$ 10.59	$ 9.96	$ 9.40	$ 7.65	$ 7.32
Income from investment operations:
Net investment income (loss)*	0.01	0.00	(a)	(0.01)	0.00	(a)	0.07	(0.03)	(0.10)	(0.09)	(0.06)	0.01
Net realized and unrealized gain	3.42	0.76		0.66	1.89		0.32	3.18	0.73	0.65	1.82	0.32
Total income from investment operations	3.43	0.76		0.65	1.89		0.39	3.15	0.63	0.56	1.76	0.33
Less distributions:
Distributions from net investment income	0.00	0.00		0.00	(0.06)		(0.08)	0.00	0.00	0.00	(0.01)	0.00
Total distributions	0.00	0.00		0.00	(0.06)		(0.08)	0.00	0.00	0.00	(0.01)	0.00
Net asset value, end of year	$ 14.59	$ 11.16		$ 10.40	$ 9.75		$ 7.92	$ 13.74	$ 10.59	$ 9.96	$ 9.40	$ 7.65

Total return +	30.74%	7.31%		6.67%	24.01%		5.35%	29.75%	6.33%	5.96%	23.02%	4.51%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 1,756	$ 567		$ 193	$ 154		$ 19	$ 2,057	$ 2,099	$ 2,574	$ 2,341	$ 2,012
Ratios of expenses to average net assets:
Before fee waivers	1.54%	2.27%		2.35%	2.33%		1.73%	2.29%	3.02%	3.10%	3.08%	2.48%
After fee waivers	1.54%	2.27%		2.35%	2.33%		1.70%	2.29%	3.02%	3.10%	3.08%	2.45%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.15%	(0.21)%		(0.22)%	0.12%		0.94%	(0.37)%	(0.96)%	(0.95)%	(0.63)%	0.19%
After fee waivers	0.15%	(0.21)%		(0.22)%	0.12%		0.97%	(0.37)%	(0.96)%	(0.95)%	(0.63)%	0.22%
Portfolio turnover rate	147%	62%		50%	41%		40%	147%	62%	50%	41%	40%

* The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(a) Represents less than $0.01 per share.
(1) Not annualized.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 15.69	$ 14.75	$ 13.67	$ 11.02	$ 9.34
Income from investment operations:
Net investment loss**	(0.19)	(0.17)	(0.18)	(0.24)	(0.17)
Net realized and unrealized gain	6.10	1.11	1.26	2.89	1.85
Total income from investment operations	5.91	0.94	1.08	2.65	1.68
Less distributions:
Distributions from net realized gains	(0.98)	0.00	0.00	0.00	0.00
Total distributions	(0.98)	0.00	0.00	0.00	0.00
Net asset value, end of year	$ 20.62	$ 15.69	$ 14.75	$ 13.67	$ 11.02

Total return + #	40.28%	6.37%	7.90%	24.05%	17.99%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 16,146	$ 14,627	$ 14,975	$ 14,301	$ 14,217
Ratios of expenses to average net assets:
Before fee waivers	1.35%	1.34%	1.45%	2.22%	2.35%
After fee waivers	1.35%	1.34%	1.45%	2.22%	2.32%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.08)%	(1.12)%	(1.15)%	(1.88)%	(1.82)%
After fee waivers	(1.08)%	(1.12)%	(1.15)%	(1.88)%	(1.79)%
Portfolio turnover rate	231%	211%	235%	194%	214%

	Class A					Class C

	Year Ended					Year Ended
	October 31,					October 31,
	2013	2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 15.49	$ 14.59	$ 13.56	$ 10.96	$ 9.31	$ 14.43	$ 13.69	$ 12.82	$ 10.44	$ 8.94
Income from investment operations:
Net investment loss**	(0.24)	(0.21)	(0.24)	(0.25)	(0.20)	(0.32)	(0.30)	(0.31)	(0.34)	(0.25)
Net realized and unrealized gain	6.01	1.11	1.27	2.85	1.85	5.53	1.04	1.18	2.72	1.75
Total income from investment operations	5.77	0.90	1.03	2.60	1.65	5.21	0.74	0.87	2.38	1.50
Less distributions:
Distributions from net realized gains	(0.98)	0.00	0.00	0.00	0.00	(0.98)	0.00	0.00	0.00	0.00
Total distributions	(0.98)	0.00	0.00	0.00	0.00	(0.98)	0.00	0.00	0.00	0.00
Net asset value, end of year	$ 20.28	$ 15.49	$ 14.59	$ 13.56	$ 10.96	$ 18.66	$ 14.43	$ 13.69	$ 12.82	$ 10.44

Total return + #	39.88%	6.17%	7.60%	23.72%	17.72%	38.87%	5.41%	6.79%	22.80%	16.78%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 5,890	$ 2,418	$ 1,950	$ 852	$ 149	$ 2,685	$ 2,694	$ 3,193	$ 3,291	$ 3,041
Ratios of expenses to average net assets:
Before fee waivers	1.60%	1.59%	1.70%	2.47%	2.60%	2.35%	2.34%	2.45%	3.22%	3.35%
After fee waivers	1.60%	1.59%	1.70%	2.47%	2.57%	2.35%	2.34%	2.45%	3.22%	3.32%
Ratios of net investment loss to
average net assets:
Before fee waivers	(1.33)%	(1.37)%	(1.40)%	(2.13)%	(2.07)%	(2.08)%	(2.12)%	(2.15)%	(2.88)%	(2.82)%
After fee waivers	(1.33)%	(1.37)%	(1.40)%	(2.13)%	(2.04)%	(2.08)%	(2.12)%	(2.15)%	(2.88)%	(2.79)%
Portfolio turnover rate	231%	211%	235%	194%	214%	231%	211%	235%	194%	214%

**The net investment loss per share data was determined using the average shares outstanding throughout each year.

  +Assumes reinvestment of all dividends and distributions, if any.  Aggregate (not annualized) total return is shown for any period shorter than one year.  Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

(1) Not annualized.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each year.

	Class N

	Year Ended
	October 31,
	2013		2012	2011	2010	2009

Net asset value, beginning of year	$ 13.82		$ 13.43	$ 16.03	$ 13.41	$ 7.32
Income (loss) from investment operations:
Net investment income (loss)*	0.00	(a)	0.04	(0.05)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	0.84		0.35	(2.55)	3.01	6.28
Total income (loss) from investment operations	0.84		0.39	(2.60)	2.90	6.20
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	(0.28)	0.00
Distributions from net realized gains	0.00		0.00	0.00	0.00	(0.11)
Total distributions	0.00		0.00	0.00	(0.28)	(0.11)
Net asset value, end of year	$ 14.66		$ 13.82	$ 13.43	$ 16.03	$ 13.41

Total return +, #	6.08%		2.90%	(16.22)%	21.98%	86.15%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 24,736		$ 16,017	$ 14,616	$ 13,592	$ 10,999
Ratios of expenses to average net assets:
Before fee waivers	2.00%		1.75%	2.10%	2.24%	2.45%
After fee waivers	2.00%		1.75%	2.10%	2.24%	2.42%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	0.03%		0.29%	(0.35)%	(0.80)%	(0.91)%
After fee waivers	0.03%		0.29%	(0.35)%	(0.80)%	(0.88)%
Portfolio turnover rate	166%		104%	98%	206%	63%

	Class A						Class C

	Year Ended						Year Ended
	October 31,						October 31,
	2013		2012	2011	2010	2009	2013	2012	2011	2010	2009

Net asset value, beginning of year	$ 13.59		$ 13.23	$ 15.83	$ 13.28	$ 7.27	$ 13.16	$ 12.90	$ 15.56	$ 13.06	$ 7.20
Income (loss) from investment operations:
Net investment income (loss)*	(0.07)		0.05	(0.12)	(0.15)	(0.12)	(0.14)	(0.09)	(0.20)	(0.24)	(0.17)
Net realized and unrealized gain (loss)	0.87		0.31	(2.48)	2.98	6.24	0.80	0.35	(2.46)	2.91	6.14
Total income (loss) from investment operations	0.80		0.36	(2.60)	2.83	6.12	0.66	0.26	(2.66)	2.67	5.97
Less distributions:
Distributions from net investment income	0.00		0.00	0.00	(0.28)	0.00	0.00	0.00	0.00	(0.17)	0.00
Distributions from net realized gains	0.00		0.00	0.00	0.00	(0.11)	0.00	0.00	0.00	0.00	(0.11)
Total distributions	0.00		0.00	0.00	(0.28)	(0.11)	0.00	0.00	0.00	(0.17)	(0.11)
Net asset value, end of year	$ 14.39		$ 13.59	$ 13.23	$ 15.83	$ 13.28	$ 13.82	$ 13.16	$ 12.90	$ 15.56	$ 13.06

Total return +, #	5.89%		2.72%	(16.42)%	21.62%	85.64%	5.02%	2.02%	(17.10)%	20.67%	84.37%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$ 2,475		$ 11,364	$ 951	$ 2,663	$ 635	$ 2,735	$ 2,497	$ 2,755	$ 2,746	$ 2,169
Ratios of expenses to average net assets:
Before fee waivers	2.25%		2.00%	2.35%	2.49%	2.70%	3.00%	2.75%	3.10%	3.24%	3.45%
After fee waivers	2.25%		2.00%	2.35%	2.49%	2.67%	3.00%	2.75%	3.10%	3.24%	3.42%
Ratios of net investment income (loss) to
average net assets:
Before fee waivers	(0.48)%		0.04%	(0.80)%	(1.05)%	(1.16)%	(1.03)%	(0.71)%	(1.35)%	(1.80)%	(1.91)%
After fee waivers	(0.48)%		0.04%	(0.80)%	(1.05)%	(1.13)%	(1.03)%	(0.71)%	(1.35)%	(1.80)%	(1.88)%
Portfolio turnover rate	166%		104%	98%	206%	63%	166%	104%	98%	206%	63%

(a) Represents less than $0.01 per share.
*The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.
+Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

  # Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2013

1.

ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Prior to that date, the Dunham Funds were a series of AdvisorOne Funds, also a Delaware Business Trust. The Dunham Funds currently consist of fifteen funds: Monthly Distribution Fund; Corporate/Government Bond Fund; High-Yield Bond Fund; Loss Averse Equity Income Fund; Appreciation & Income Fund; Alternative Strategy Fund; Large Cap Value Fund; Alternative Income Fund; Large Cap Growth Fund; Focused Large Cap Growth Fund; Real Estate Stock Fund; International Stock Fund; Small Cap Value Fund; Small Cap Growth Fund and Emerging Markets Stock Fund. Alternative Strategy Fund, Alternative Income Fund, Focused Large Cap Growth Fund and Real Estate Stock Fund are non-diversified funds within the meaning of the 1940 Act. The remaining Funds are diversified funds within the meaning of the 1940 Act.

.

UFund	UPrimary Objective
Monthly Distribution Corporate/Government Bond High-Yield Bond	Positive returns in rising and falling market environments Current income and capital appreciation High level of current income
Loss Averse Equity Income	Maximize total return from capital appreciation and dividends
Appreciation & Income	Total return under varying market conditions through both current income and capital appreciation
Alternative Strategy*	Long-term capital appreciation by realizing gains during periods of rising and declining markets
Large Cap Value	Maximize total return from capital appreciation and dividends
Alternative Income	Maximize income
Large Cap Growth	Maximize capital appreciation
Focused Large Cap Growth	Maximize capital appreciation
Real Estate Stock	Maximize total return from capital appreciation and dividends
International Stock Small Cap Value	Maximize total return from capital appreciation and dividends Maximize total return from capital appreciation and income
Small Cap Growth	Maximize capital appreciation
Emerging Markets Stock	Maximize capital appreciation

* On February 22, 2013, the Trust completed a re-organization with the World Funds Trust between the Sherwood Forest Alternative Fund (the “Predecessor Fund”) and the Alternative Strategy Fund. The Predecessor Fund’s fiscal year end was July 31. After the conversion and completion of the Fund year end, the Alternative Strategy Fund changed its fiscal year end to October 31, effective August 1, 2013.

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front-end sales charge and an annual distribution fee, Class C shares are subject to an annual service and distribution fee and class N have a higher minimum investment amount.  Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and N shares, with the exception of Monthly Distribution, High-Yield Bond, Loss Averse Equity Income, Focused Large Cap Growth, Alternative Income and Alternative Strategy, commenced operations on December 10, 2004 and were formed as a result of tax-free conversions from common trusts.  The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares.  High-Yield Bond Class C and N shares commenced operations on July 1, 2005.   The Class A shares for all Funds except Monthly Distribution, Loss Averse Equity Income, Focused Large Cap Growth, Alternative Income and Alternative Strategy commenced operations on January 3, 2007. Monthly Distribution‘s Predecessor Fund’s Class A shares and C shares commenced operations on December 26, 2000. Monthly Distribution Class N shares commenced operations on September 29, 2008.  Loss Averse Equity Income commenced operations on April 30, 2010.  Focused Large Cap Growth commenced operations on December 8, 2011. Alternative Income commenced operations on September 14, 2012.  Effective June 15, 2012, Loss Averse Equity Income changed its name from Loss Averse Growth. Alternative Strategy’s Predecessor Fund’s Class N shares commenced operations on February 13, 2009 and Alternative Strategy Class A shares commenced operations on March 25, 2009. Alternative Strategy Class C shares commenced operations on May 14, 2009.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”).  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate).  U.S. Government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and asked prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and asked price.

Equity swaps are valued at the last reported sale price at the close of the exchange on which the underlying security is primarily traded.  If no sale price is reported, the last bid price is used.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based on the methods established by the board of directors of the open-end funds.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”).  Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in the Fund’s NAV.  However, Funds may determine that such developments are so significant that they will materially affect the value of the Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Effective July 1, 2009, both International Stock and Emerging Markets Stock began using fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2013 for the Funds’ assets and liabilities measured at fair value:

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 178,471,264	$ -	$ -	$ 178,471,264
Exchange Traded Funds *	3,935,068	-	-	3,935,068
Preferred Stock *	25,005,479	-	-	25,005,479
Bonds & Notes *	-	42,063,755	-	42,063,755
Convertible Bonds *	-	1,485,165	-	1,485,165
Purchased Put Options	489,675	349,649	-	839,324
Short-Term Investment	14,205,990	-	-	14,205,990
Total Assets	$ 222,107,476	$ 43,898,569	$ -	$ 266,006,045
Derivatives
Forward Currency Exchange Contracts	-	22,391	-	22,391
Equity Swap Contracts	6,985,915	-	-	6,985,915
Total Derivatives	$ 6,985,915	$ 22,391	$ -	$ 7,008,306
Liabilities
Securities Sold Short	26,082,775	294,445	-	26,377,220
Total Liabilities	$ 26,082,775	$ 294,445	$ -	$ 26,377,220
Derivatives
Written Call Options	6,496,779	6,234,324	-	12,731,103
Written Put Options	31,192	12,400	-	43,592
Equity Swap Contracts	1,756,627	-	-	1,756,627
Forward Currency Exchange Contracts	-	547,410	-	547,410
Total Derivatives	$ 8,284,598	$ 6,794,134	$ -	$ 15,078,732

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$ -	$ 47,915,732	$ -	$ 47,915,732
Foreign Government Bond	-	283,500	-	283,500
Municipal	-	287,414	-	287,414
U.S. Government & Agency	-	32,104,676	-	32,104,676
Bank Loans	-	5,303,008	-	5,303,008
Preferred Stock *	954,452	-	-	954,452
Short-Term Investment	6,415,392	-	-	6,415,392
Total	$ 7,369,844	$ 85,894,330	$ -	$ 93,264,174

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes *	$ -	$ 145,790,309	$ -	$ 145,790,309
Short-Term Investment	21,026,734	-	-	21,026,734
Total	$ 21,026,734	$ 145,790,309	$ -	$ 166,817,043

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

Loss Averse Equity Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 7,678,009	$ -	$ -	$ 7,678,009
Exchange Traded Funds *	1,804,125	-	-	1,804,125
Total	$ 9,482,134	$ -	$ -	$ 9,482,134

Appreciation & Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 10,188,176	$ -	$ -	$ 10,188,176
Convertible Bonds *	-	10,267,926	-	10,267,926
Preferred Stock *	2,586,307	-	-	2,586,307
Short-Term Investment	846,819	-	-	846,819
Total	$ 13,621,302	$ 10,267,926	$ -	$ 23,889,228

Alternative Strategy

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$ 21,040,868	$ -	$ -	$ 21,040,868
Short-Term Investment	16,103,693	-	-	16,103,693
Total	$ 37,144,561	$ -	$ -	$ 37,144,561

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 47,070,180	$ -	$ -	$ 47,070,180
Short-Term Investment	606,587	-	-	606,587
Total	$ 47,676,767	$ -	$ -	$ 47,676,767

Alternative Income

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 4,846,744	$ -	$ -	$ 4,846,744
Short-Term Investment	220,207	-	-	220,207
Total	$ 5,066,951	$ -	$ -	$ 5,066,951

Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 36,128,750	$ -	$ -	$ 36,128,750
Short-Term Investment	427,450	-	-	427,450
Total	$ 36,556,200	$ -	$ -	$ 36,556,200

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 12,731,434	$ -	$ -	$ 12,731,434
Total	$ 12,731,434	$ -	$ -	$ 12,731,434

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 1,022,090	$ -	$ -	$ 1,022,090
REITs *	37,247,922	-	-	37,247,922
Short-Term Investment	495,512	-	-	495,512
Total	$ 38,765,524	$ -	$ -	$ 38,765,524

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 12,367,096	$ 44,719,794	$ -	$ 57,086,890
Preferred Stock *	552,714	604,645	-	1,157,359
Rights*	181,599	-	-	181,599
Short-Term Investment	1,677,066	-	-	1,677,066
Total Assets	$ 14,778,475	$ 45,324,439	$ -	$ 60,102,914
Assets - Derivatives
Forward Currency Exchange Contracts	-	$ 152,429	-	$ 152,429
Total Derivatives	$ -	$ 152,429	$ -	$ 152,429
Liabilities - Derivatives
Forward Currency Exchange Contracts	-	$ 245,528	-	$ 245,528
Total Liabilities	$ -	$ 245,528	$ -	$ 245,528

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 19,760,954	$ -	$ -	$ 19,760,954
Short-Term Investment	694,306	-	-	694,306
Total	$ 20,455,260	$ -	$ -	$ 20,455,260

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 24,112,192	$ -	$ -	$ 24,112,192
Short-Term Investment	819,863	-	-	819,863
Total	$ 24,932,055	$ -	$ -	$ 24,932,055

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 7,981,973	$ 19,910,116	$ -	$ 27,892,089
Exchange Traded Funds	1,454,320	-	-	1,454,320
Short-Term Investment	548,429	-	-	548,429
Total	$ 9,984,722	$ 19,910,116	$ -	$ 29,894,838

* See each Fund’s Schedule of Investments for breakdown by industry.

The Funds did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and 2 during the current year presented. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and foreign currency in the Statements of Operations.  For the year ended October 31, 2013, Monthly Distribution and International Stock had net realized gains of $675,932 and $109,770, respectively.  Loss Averse and Emerging Markets had net realized losses of $114 and $156,379, respectively on forward currency contracts. At October 31, 2013, net unrealized losses for International Stock were $93,099 and net unrealized losses for Monthly Distribution were $525,019 on open forward currency contracts.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

d. Options – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, that Fund will realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.  When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio.  If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  For the year ended October 31, 2013, Monthly Distribution had net realized losses of $13,036,175 resulting from option activity.

e. Swap Agreements – Monthly Distribution is subject to equity price risk in the normal course of pursuing its investment objectives.  The Fund may enter into various swap transactions for investment purposes to manage equity risk.  These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.  The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.  Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations.   A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction.  Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities.   The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.  For the year ended October 31, 2013, Monthly Distribution had net realized gains of $4,075,988 resulting from swap activity.

The derivative instruments outstanding as of October 31, 2013 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for each Fund.

f. Short Sales – A "short sale" is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain. For the year ended October 31, 2013, Monthly Distribution had net realized losses of $5,918,629 resulting from short sales.

g. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

h. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis.  Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.  Expenses of the Trust that are directly identifiable to a specific Fund, are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds.  Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

i. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States.  These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.  These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments.  Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group.  Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.  Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received.  The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received.  Generally, option transactions also involve risks concerning liquidity of the options market.  An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions.  As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

j. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made.  Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2010 to 2012, and the year ended October 31, 2013 (and July 31, 2013 for Alternative Strategy), and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Funds identify their major tax jurisdictions as U.S. Federal.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

k. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Monthly Distribution, Corporate/Government Bond, and High-Yield Bond, which will distribute their respective net investment income, if any, monthly. For Loss Averse Equity Income and Alternative Income, dividends attributable to earned income, if any, will be declared and paid quarterly.  Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP.  Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

l. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. Management Fees – Dunham & Associates serves as each Fund’s Investment Adviser.  Pursuant to an Investment Advisory Agreement with the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds.  The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser.  As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets.  The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund.  Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.”  A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index.  The Funds’ Fulcrum Fee arrangements have been in place, with few changes, since July 1, 2006.  As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

	Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Monthly Distribution *	0.90% – 1.90%	0.65%	0.25% - 1.25%
Corporate/Government Bond **	0.65% – 0.95%	0.50%	0.15% - 0.45%
High-Yield Bond ***	0.80% – 1.20%	0.60%	0.20% - 0.60%
Loss Averse Equity Income ****	0.75% – 1.55%	0.65%	0.10% - 0.90%
Appreciation & Income	0.90% – 1.60%	0.65%	0.25% - 0.95%
Alternative Strategy	0.95% - 1.65%	0.65%	0.30% - 1.00%
Large Cap Value	0.65% – 1.51%	0.65%	0.00% - 0.86%
Alternative Income	0.75% – 1.35%	0.65%	0.10% - 0.70%
Large Cap Growth	0.75% – 1.45%	0.65%	0.10% - 0.80%
Focused Large Cap Growth *****	0.75% – 1.23%	0.65%	0.10% - 0.58%
Real Estate Stock	0.75% – 1.35%	0.65%	0.10% - 0.70%
International Stock	0.95% – 1.65%	0.65%	0.30% - 1.00%
Small Cap Value ******	0.75% – 1.45%	0.65%	0.10% - 0.80%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% - 1.00%
Emerging Markets Stock *******	0.75% – 1.55%	0.65%	0.10% - 0.90%

*      Effective April 1, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee (excluding 12b-1 fees) until at least December 31, 2014, so that such fees, on annual  basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

**     Prior to July 1, 2013, when a new fee schedule became effective,  the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.05%, from 0.35% to 0.30% annually as of May 10, 2013 until May 30, 2014.

***    Prior to July 1, 2013, when a new fee schedule became effective, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.10%, from 0.50% to 0.40% annually, and its performance fee rate by 0.10%, from +/-0.30% to +/-20% as of May 28, 2013 until May 31, 2014.

****  Effective March 18, 2013 the Sub-Adviser has contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding  any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, extraordinary expenses at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less  than 0.10% of the Fund’s average daily net assets. This agreement shall remain in effect until at least March 31, 2014.

***** The Adviser waived a portion of its fee during the first 12 months of fund operations, as follows:  0.30% waiver in the first three months, 0.20% waiver in the second three months, 0.15% waiver in the third three months, and 0.10% waiver in the final three months of the 12-month period. The Sub-Adviser waived a portion of its fee during the first 12 months of fund operations, as follows: 0.17% waived from its base fee and limits its performance fee to plus or minus 0.17%, resulting in a range of fees of 0.00% to 0.34%. The waiver expired December 7, 2012.

****** Prior to July 1, 2013, The Sub-Advisors Portion for Small Cap Value was 0.00% - 1.10% and the Management Fee was 0.65% - 1.75%.

******* Prior to July 1, 2013, The Sub-Advisors Portion for Emerging Market Stock was 0.10% - 1.10% and the Management Fee was 0.75% - 1.75%.

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”).  Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively. In addition, most Fulcrum Fees employs a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease.  During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Fund during the calculation period.  After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period.  All Funds, with the exception of Alternative Income,  Alternative Strategy, Small Cap Value, and Emerging Markets Stock, which are in there initial year of its Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of October 31, 2013.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the  “Maximum Fee”).  However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year.  At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

Fund	Sub-Adviser	Benchmark	Base Fee	Null Zone	Minimum Fee	Maximum Fee
Monthly Distribution *	Westchester Capital Management, LLC	IQ Hedge Market Neutral Beta Index	0.75%	+/- 0.15%	0.25%	1.25%
Corporate/Government Bond **	Newfleet Asset Management, LLC	Barclays Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
High-Yield Bond ***	PENN Capital Management Co., Inc.	BofA Merrill Lynch BB U.S. Non-Distressed BB-B High-Yield Index	0.40%	+/- 0.20%	0.20%	0.60%
Loss Averse Equity Income ****	PVG Asset Management Corp.	IQ Hedge Long/Short Beta Index	0.50%	+/- 0.20%	0.10%	0.90%
Appreciation & Income	Calamos Advisors, LLC	Merrill Lynch Conv ex. Mandatory Index	0.60%	+/- 0.20%	0.25%	0.95%
Alternative Strategy	Market Concepts, LLC	Dow Jones Credit Suisse Managed Futures Liquid Index	0.65%	+/- 0.15%	0.30%	1.00%
Large Cap Value	C.S. McKee L.P.	Russell 1000 Value Index	0.43%	+/- 1.50%	0.00%	0.86%
Alternative Income	Harbor Springs Financial Management, LLC	Dow Jones US Select Dividend Index	0.40%	+/- 0.30%	0.10%	0.70%
Large Cap Growth	Mar Vista Investment Partners, LLC	Russell 1000 Growth Index	0.45%	+/- 0.60%	0.10%	0.80%
Focused Large Cap Growth*****	The Ithaka Group, LLC	Russell 1000 Growth Index	0.34%	+/- 0.30%	0.10%	0.58%
Real Estate Stock	Cornerstone Real Estate Advisers LLC	FTSE NAREIT All REITs Index	0.40%	+/- 0.00%	0.10%	0.70%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Small Cap Value ******	Piermont Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock*******	Bailard, Inc.	MSCI Emerging Markets Index USD (Net)	0.50%	+/- 0.00%	0.10%	0.90%

*       Effective April 1, 2013, the Sub-Adviser has contractually agreed to waive a portion of its fee until at least December 31, 2014, so that such fees, on annual  basis, do not exceed 1.05% of the Fund’s aggregate average daily net assets of its Class N, Class A and Class C shares.

**      Prior to July 1, 2013, when a new fee schedule became effective,  the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.05%, from 0.35% to 0.30% annually as of May 10, 2013 until May 30, 2014.

***    Prior to July 1, 2013, when a new fee schedule became effective, the Sub-Adviser had contractually agreed to reduce its base Sub-Advisory fee by 0.10%, from 0.50% to 0.40% annually, and its performance fee rate by 0.10%, from +/-0.30% to +/-20% as of May 28, 2013 until May 31, 2014.

****   Effective March 18, 2013 the Sub-Adviser has contractually agreed to waive a portion of its fee to maintain the Fund’s total annual operating expenses (excluding any brokerage fees and commissions, indirect expenses, borrowing costs, taxes, extraordinary expenses) at 1.59% for Class N Shares, 1.84% for Class A shares, and 2.59 % for Class C shares; provided, however, that the annual Sub-Advisory fee shall in no case be waived to less  than 0.10% of the Fund’s average daily net assets. This agreement shall remain in effect until at least March 31, 2014.

***** The Adviser waived a portion of its fee during the first 12 months of fund operations, as follows:  0.30% waiver in the first three months, 0.20% waiver in the second three months, 0.15% waiver in the third three months, and 0.10% waiver in the final three months of the 12-month period. The Sub-Adviser

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

waived a portion of its fee during the first 12 months of fund operations, as follows: 0.17% waived from its base fee and limits its performance fee to plus or minus 0.17%, resulting in a range of fees of 0.00% to 0.34%. The waiver expired December 7, 2012.

****** Prior to July 1, 2013, the Sub-Advisor was Denver Investment Advisors LLC with a base rate of 0.55%, Null Zone of plus or minus 0.25%, minimum fee of 0.00% and maximum fee of 1.10%.

******* Prior to July 1, 2013, the Sub-Advisor was Marvin & Palmer Associates, Inc with a base rate of 0.60%, Null Zone of plus or minus 0.30%, minimum fee of 0.10%, and maximum fee of 1.10%.

b. Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds.  Effective May 1, 2013, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.07% on the first $250 million of average net assets; 0.06% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million; 0.3% on average net assets over $1 billion. Such fees are subject to a minimum of $400,000 in total for the entire Trust.  For providing fund accounting services, the Administrator receives from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.03% on the first $500 million of average net assets; 0.01% on average net assets over $500 million.  Such fees are subject to a minimum $300,000 in total for the entire Trust.  For providing transfer agent services, the Administrator receives from the Trust a minimum annual fee of $200,000.

Prior to May 1,2013 the Administrator received from each Fund a monthly fee based on the combined average daily net assets at the following annual rates: 0.08% on the first $250 million of average net assets; 0.07% on average net assets between $250 million and $500 million; 0.05% on average net assets over $500 million.  Such fees were subject to a minimum of $400,000 in total for the entire Trust.  For providing fund accounting services, the Administrator received from each Fund a monthly fee based on the combined average daily net assets at the following rates: 0.05% on the first $250 million of average net assets; 0.03% on average net assets between $250 million and $500 million; 0.01% on average net assets over $500 million.  Such fees were subject to a minimum $300,000 in total for the entire Trust. The total expenses incurred by each Fund for such services provided by GFS are disclosed in the Statements of Operations.

Pursuant to the terms of a Custody Administration Agreement, Monthly Distribution pays GFS a monthly fee of $300.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Funds.

An officer of GFS is also an officer of the Trust.

c. Chief Compliance Officer– Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

d. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”).  The Funds have adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, as amended, for Class A and Class C shares.  The Plan provides for the monthly payment of a distribution fee to the Distributor or other entities at an annualized rate of 0.75% for the equity Funds and 0.50% for the fixed-income Funds, based on the average daily net assets attributable to Class C shares, and 0.25% of the average daily net assets attributable to Class A shares.  In addition, the Funds have adopted a Shareholder Servicing Plan which provides for the payment of a shareholder service fee at an annualized rate of up to 0.25% of the average daily net assets attributable to the Class C shares.  Class N shares do not pay 12b-1 distribution or shareholder servicing fees.

e. Trustees’ Fees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its affiliates.  The Board has approved the following Trustee compensation schedule:  Each Trustee will receive $4,250 for each Board meeting attended in-person;  $500 for all telephonic Board meetings; $500 for in-person committee meetings and $250 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated.  The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

f. Other Affiliates–During the year ended October 31, 2013, CIM Securities, LLC, a registered broker/dealer and an affiliate of the PVG Asset Management Corp., Loss Averse Equity Income’s Sub-Adviser, executed trades on behalf of Loss Averse Equity Income. These trades were cleared through Southwest Securities, Inc. and CIM Securities, LLC.  Bethel Fisher & Co., a registered broker/dealer and an affiliate of the Harbor Springs Financial Management, LLC, Alternative Income’s Sub-Adviser, executed trades on behalf of Alternative Income.  The affiliated brokers for Loss Averse Equity Income and Alternative Income received $30,561 and $7,701, respectively, in trade commissions for the year ended October 31, 2013. For the period September 19, 2013 to October 31, 2013, B. Riley & Co., LLC, a registered broker/dealer and an affiliate of the Market Concept, LLC, Alternative Strategy’s Sub-Adviser, executed trades on behalf of Alternative Strategy. These trades were cleared through National Financial Services, LLC. The affiliated broker for Alternative Strategy received $48,892 in trade commissions for the period ended October 31, 2013.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

4.

INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended October, 2013 were as follows:

Fund	Purchases (excluding U.S. Government Securities)	Sale Proceeds (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Proceeds of U.S. Government Securities
Monthly Distribution	$521,236,744	$498,029,449	-	-
Corporate/Government Bond	104,429,600	117,706,853	$90,531,639	$99,649,136
High-Yield Bond	147,157,100	136,225,602	-	-
Loss Averse Equity Income	30,989,915	33,584,940	-	-
Appreciation & Income	15,944,440	27,382,127	-	-
Alternative Strategy	180,125,834	182,681,231	-	-
Large Cap Value	7,073,555	14,554,689	-	-
Alternative Income	4,941,712	2,257,827	-	-
Large Cap Growth	12,595,127	17,583,653	-	-
Focused Large Cap Growth	10,409,522	12,127,206	-	-
Real Estate Stock	63,775,326	49,688,587	-	-
International Stock	71,261,044	76,962,855	-	-
Small Cap Value	26,080,704	28,585,974	-	-
Small Cap Growth	50,295,013	53,553,074	-	-
Emerging Markets Stock	45,427,710	45,664,298	-	-

Transactions in option contracts purchased/written for Monthly Distribution during the year ended October 31, 2013 were as follows:

	Options Purchased		Options Written
	Contracts	Premium	Contracts	Premium
Outstanding at October 31, 2012	26,401	$1,263,636	40,160	$9,599,256
Options purchased/written during period	144,648	9,084,048	347,702	45,167,560
Options exercised during period	(1,072)	(233,144)	(48,276)	(11,418,982)
Options expired during period	(107,710)	(3,820,204)	(18,173)	(1,858,693)
Options closed during period	(30,827)	(4,587,588)	(283,588)	(31,417,780)
Outstanding at October 31, 2013	31,440	$ 1,706,748	37,825	$ 10,071,361

5.

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at October 31, 2013, were as follows:

Fund	Identified Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Unrealized Appreciation/ Depreciation*
Monthly Distribution	$ 225,901,977	$ 14,756,528	$ (13,804,375)	$ 952,153
Corporate/Government Bond	93,348,637	1,368,126	(1,452,589)	(84,463)
High-Yield Bond	162,481,096	4,813,028	(477,081)	4,335,947
Loss Averse Equity Income	9,332,470	599,555	(449,891)	149,664
Appreciation & Income	20,304,755	3,795,057	(210,584)	3,584,473
Alternative Strategy *	38,181,865	149,911	(1,187,215)	(1,037,304)
Large Cap Value	30,798,539	16,949,436	(71,208)	16,878,228
Alternative Income	4,680,135	451,559	(64,743)	386,816
Large Cap Growth	26,423,364	10,195,450	(62,614)	10,132,836
Focused Large Cap Growth	9,300,429	3,554,006	(123,001)	3,431,005
Real Estate Stock	35,725,107	3,170,880	(130,463)	3,040,417
International Stock	50,992,736	9,879,532	(769,354)	9,110,178
Small Cap Value	19,200,809	1,788,762	(534,311)	1,254,451
Small Cap Growth	20,726,205	4,658,766	(452,916)	4,205,850
Emerging Markets Stock	26,762,434	3,314,404	(182,000)	3,132,404
* Excludes Unrealized Appreciation (Depreciation) on Foreign Currency Translations.

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

6.

FORWARD FOREIGN CURRENCY CONTRACTS

At October 31, 2013, Monthly Distribution and International Stock had the following open forward foreign currency contracts:

Monthly Distribution:
					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation\
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
British Pound	11/13/2013	JP Morgan	378,820	$ 607,918	$ 932
Euro	11/27/2013	JP Morgan	1,277,200	1,738,953	(10,249)
Euro	1/15/2014	JP Morgan	3,847,227	5,238,376	$ 13,034
				$ 7,585,247	$ 3,717

Monthly Distribution:					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
British Pound	11/13/2013	JP Morgan	378,820	$ 607,918	$ (13,076)
Canadian Dollar	11/15/2013	JP Morgan	598,925	573,309	4,915
Euro	11/27/2013	JP Morgan	2,128,600	2,898,164	(29,609)
Hong Kong Dollar	12/12/2013	JP Morgan	10,142,839	1,308,321	(48)
Euro	1/9/2014	JP Morgan	221,535	301,638	(6,563)
Australian Dollar	1/15/2014	JP Morgan	2,787,554	2,630,834	(135,711)
Euro	1/15/2014	JP Morgan	3,847,227	5,238,376	(204,441)
Canadian Dollar	1/30/2014	JP Morgan	358,428	342,428	3,505
Euro	3/19/2014	JP Morgan	1,166,112	1,587,966	(8,398)
British Pound	4/9/2014	JP Morgan	3,792,139	6,078,521	(139,315)
Hong Kong Dollar	5/15/2014	JP Morgan	8,562,984	1,104,926	5
				$ 22,672,401	$ (528,736)

International Stock :					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Buy:
Australian Dollar	12/18/2013	Royal Bank of Scotland	2,264,630	$ 2,141,351	$ 19,610
British Pound	12/18/2013	Deutsche Bank	1,514,085	2,429,123	37,313
Canadian Dollar	12/18/2013	UBS	4,406,426	4,214,486	(25,641)
Danish Krone	12/18/2013	UBS	701,892	128,176	377
Euro	11/1/2013	UBS	48,026	65,387	(749)
Euro	11/4/2013	Deutsche Bank	156,194	212,658	312
Euro	12/18/2013	BNY Mellon	1,269,169	1,728,039	14,485
Hong Kong Dollar	12/18/2013	UBS	940,827	121,359	11
Israeli Shekel	12/18/2013	Royal Bank of Scotland	44,089	12,503	62
Japanese Yen	12/18/2013	BNY Mellon	30,164,273	306,943	(3,805)
New Zealand Dollar	12/18/2013	Royal Bank of Scotland	134,498	110,951	3,237
Norwegian Krone	12/18/2013	Royal Bank of Scotland	2,264,920	380,203	2,876
Singapore Dollar	12/18/2013	UBS	855,422	690,210	16,514
Swedish Krona	12/18/2013	BNY Mellon	3,590,370	555,027	8,164
Swiss Franc	12/18/2013	Deutsche Bank	1,931,613	2,134,680	43,214
				$ 15,231,096	$ 115,980

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

International Stock :					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Value	(Depreciation)
To Sell:
Australian Dollar	11/4/2013	Royal Bank of Scotland	110,304	$ 104,608	$ 43
Australian Dollar	11/6/2013	UBS	12,394	11,735	(22)
Australian Dollar	12/18/2013	Royal Bank of Scotland	619,773	586,035	(10,843)
British Pound	12/18/2013	Deutsche Bank	73,888	118,542	752
Canadian Dollar	12/18/2013	UBS	456,875	436,974	4,715
Danish Krone	12/18/2013	UBS	91,815	16,767	(100)
Euro	11/1/2013	Deutsche Bank	34,317	46,654	(69)
Euro	12/18/2013	BNY Mellon	4,198,806	5,716,891	(123,600)
Hong Kong Dollar	12/18/2013	UBS	7,697,045	992,855	32
Indonesian Rupiah	11/4/2013	US Bank	95,478,804	8,455	145
Indonesian Rupiah	11/6/2013	US Bank	430,869,284	38,557	338
Israeli Shekel	12/18/2013	Royal Bank of Scotland	951,827	269,933	(1,599)
Japanese Yen	11/5/2013	BNY Mellon	3,574,928	36,368	43
Japanese Yen	11/6/2013	BNY Mellon	3,081,384	31,407	60
Japanese Yen	12/18/2013	BNY Mellon	607,178,972	6,178,477	(70,379)
New Zealand Dollar	12/18/2013	Royal Bank of Scotland	14,341	11,830	42
Norwegian Krone	12/18/2013	Royal Bank of Scotland	1,229,055	206,316	(2,953)
Singapore Dollar	12/18/2013	UBS	143,862	116,077	(686)
South Korean Won	11/1/2013	US Bank	124,427,697	117,304	9
South Korean Won	11/4/2013	US Bank	75,130,880	70,859	75
Swedish Krona	12/18/2013	BNY Mellon	8,637,907	1,335,314	(2,572)
Swiss Franc	12/18/2013	Deutsche Bank	115,408	127,541	(2,510)
				$ 16,579,499	$ (209,079)

7.

SHARES OF BENEFICIAL INTEREST

At October 31, 2013, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for each of the years or periods ended October 31, 2013 and October 31, 2012:

Year or Period Ended October 31, 2013:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Monthly Distribution	1,830,606	117,751	(1,176,085)	772,272	1,131,805	37,956	(764,662)	405,099
Corporate/Government Bond	2,381,525	341,521	(4,002,516)	(1,279,470)	325,412	14,410	(94,239)	245,583
High-Yield Bond	5,210,150	554,985	(3,825,036)	1,940,099	975,667	68,545	(420,302)	623,910
Loss Averse Equity Income	226,680	7,400	(395,745)	(161,665)	56,148	5,427	(101,294)	(39,719)
Appreciation & Income	314,888	73,501	(1,495,624)	(1,107,235)	166,924	8,296	(244,675)	(69,455)
Alternative Strategy *	71,957	-	(59,341)	12,616	237,814	-	(26,717)	211,097
Large Cap Value	435,005	35,033	(1,086,212)	(616,174)	183,468	2,287	(96,015)	89,740
Alternative Income	64,654	849	(2,768)	62,735	102,390	1,203	(3,255)	100,338
Large Cap Growth	1,068,286	14,441	(2,527,590)	(1,444,863)	472,436	420	(92,969)	379,887
Focused Large Cap Growth	47,156	-	(32,236)	14,920	713,884	-	(892,489)	(178,605)
Real Estate Stock	1,045,340	62,748	(372,434)	735,654	728,843	2,369	(622,738)	108,474
International Stock	553,162	38,921	(1,049,855)	(457,772)	231,244	1,390	(51,732)	180,902
Small Cap Value	207,714	3,933	(481,849)	(270,202)	89,318	-	(19,782)	69,536
Small Cap Growth	232,898	62,814	(444,769)	(149,057)	190,451	6,576	(62,737)	134,290
Emerging Markets Stock	820,281	-	(291,961)	528,320	508,434	-	(1,172,682)	(664,248)

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Monthly Distribution	486,720	33,290	(312,346)	207,664
Corporate/Government Bond	124,203	24,592	(210,613)	(61,818)
High-Yield Bond	471,607	52,511	(612,365)	(88,247)
Loss Averse Equity Income	55,038	5,487	(27,096)	33,429
Appreciation & Income	91,681	8,215	(162,228)	(62,332)
Alternative Strategy *	12,502	-	(4,300)	8,202
Large Cap Value	51,439	222	(172,653)	(120,992)
Alternative Income	79,003	326	(2,539)	76,790
Large Cap Growth	112,868	-	(358,263)	(245,395)
Focused Large Cap Growth	35,576	-	(12,698)	22,878
Real Estate Stock	82,379	5,891	(75,409)	12,861
International Stock	55,580	409	(178,465)	(122,476)
Small Cap Value	24,089	-	(72,599)	(48,510)
Small Cap Growth	32,928	12,843	(88,557)	(42,786)
Emerging Markets Stock	69,764	-	(61,643)	8,121

* Shareholder transactions presented for Alternative Strategy are representative of the period August 1, 2013 to October 31, 2013.

Year or Period Ended October 31, 2012:

	Class N Shares				Class A Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Monthly Distribution	1,901,588	72,866	(382,555)	1,591,899	803,526	22,004	(337,542)	487,988
Corporate/Government Bond	4,000,348	228,137	(1,285,730)	2,942,755	284,765	3,288	(86,435)	201,618
High-Yield Bond	8,379,207	392,756	(1,738,233)	7,033,730	1,056,522	42,141	(373,741)	724,922
Loss Averse Equity Income	464,806	8,328	(439,289)	33,845	153,982	6,050	(114,374)	45,658
Appreciation & Income	568,527	34,587	(686,771)	(83,657)	343,241	2,819	(181,536)	164,524
Alternative Strategy **	354,888	-	(160,310)	194,578	439,253	-	(35,214)	404,039
Large Cap Value	778,955	14,993	(811,146)	(17,198)	90,034	343	(108,940)	(18,563)
Alternative Income	35,001	-	-	35,001	113,710	-	-	113,710
Large Cap Growth	1,472,628	23,496	(2,325,875)	(829,751)	262,140	61	(26,913)	235,288
Focused Large Cap Growth	50,721	-	(7,560)	43,161	1,023,310	-	(27,961)	995,349
Real Estate Stock	592,810	8,306	(214,160)	386,956	76,411	4,103	(540,198)	(459,684)
International Stock	1,010,904	47,348	(630,467)	427,785	108,531	1,300	(89,024)	20,807
Small Cap Value	302,304	-	(308,601)	(6,297)	455,858	-	(423,615)	32,243
Small Cap Growth	209,029	-	(292,530)	(83,501)	98,410	-	(75,978)	22,432
Emerging Markets Stock	328,469	-	(258,616)	69,853	896,914	-	(132,591)	764,323

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

	Class C Shares
Fund	Issued	Distributions Reinvested	Redeemed	Net Increase (Decrease) in Shares
Monthly Distribution	267,736	27,107	(237,461)	57,382
Corporate/Government Bond	129,901	27,767	(192,389)	(34,721)
High-Yield Bond	736,140	57,325	(417,639)	375,826
Loss Averse Equity Income	106,970	4,421	(37,347)	74,044
Appreciation & Income	109,105	1,694	(143,047)	(32,248)
Alternative Strategy **	40,317	-	(6,941)	33,376
Large Cap Value	59,848	-	(176,272)	(116,424)
Alternative Income	54,006	-	-	54,006
Large Cap Growth	77,933	-	(470,932)	(392,999)
Focused Large Cap Growth	17,554	-	(3,408)	14,146
Real Estate Stock	49,138	-	(39,551)	9,587
International Stock	71,061	2,036	(166,265)	(93,168)
Small Cap Value	19,816	-	(80,068)	(60,252)
Small Cap Growth	29,758	-	(76,288)	(46,530)
Emerging Markets Stock	38,052	-	(61,738)	(23,686)

** Prior year shareholder transactions presented for Alternative Strategy are representative of the period August 1, 2012 to July 31, 2013. The Predecessor Fund’s shareholder activity for Class I is included as Class N of Alternative Strategy, shareholder activity for the Predecessor Fund’s Class P is included as Class A of Alternative Strategy, and shareholder activity for Predecessor Fund’s Class C is included as Class C of Alternative Strategy. The shareholder transactions of Class A activity for the Predecessor Fund include shares issued 8,785 and shares redeemed 15,097 for a net decrease in shares 6,339 for the period August 1, 2012 to February 22, 2013.

8.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carry forwards) under income tax regulations.

As of October 31, 2013, permanent book and tax differences, attributable primarily from differing treatments for foreign currency transactions, dividend reclassifications, reclassifications of gains on contingent convertible debt securities, passive foreign investments companies, partnerships, real estate investment trusts, swaps, C-Corporation return of capital distributions, net operating losses and security paydown gains and losses were identified and reclassified among the components of the following Fund’s net assets as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Monthly Distribution	$ -	$ (54,213)	$ 54,213
Corporate/Government Bond	-	329,863	(329,862)
High-Yield Bond	(14,027)	14,027	-
Loss Averse Equity Income	-	(18,886)	18,886
Appreciation & Income	(143,447)	140,828	2,619
Alternative Strategy	(236,751)	236,751	-
Alternative Income	-	50,286	(50,286)
Large Cap Growth	-	(48)	48
Focused Large Cap Growth	-	141,048	(141,048)
Real Estate Stock	-	501	(501)
International Stock	-	611,611	(611,611)
Small Cap Value	-	(11,190)	11,190
Small Cap Growth	-	496,074	(496,074)
Emerging Markets Stock	(158,262)	80,626	77,636

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

The tax character of distributions paid during the year or period ended October 31, 2013 was as follows:

The tax character of distributions paid during the year or period ended October 31, 2012 was as follows:

	Year or Period Ended October 31, 2012
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Monthly Distribution	$ 2,251,818	$ -	$ 2,676,179	$ 4,927,997
Corporate/Government Bond	2,294,277	1,421,777	-	3,716,054
High-Yield Bond	5,302,588	-	-	5,302,588
Loss Averse Equity Income	380,043	-	157,753	537,796
Appreciation & Income	339,901	-	-	339,901
Large Cap Value	161,933	-		161,933
Large Cap Growth	92,639	-	-	92,639
Real Estate Stock	169,262	-	-	169,262
International Stock	544,245	-	-	544,245

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Accumulated Long-Term Gains	Capital Loss Carry Forwards	Late Year Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficits)
Monthly Distribution	$ 4,387,540	$ -	$ (14,087,065)	$ -	$ 942,163	$ (8,757,362)
Corporate/Government Bond	3,490	223,663	-	-	(84,463)	142,690
High-Yield Bond	-	-	(5,169,469)	-	4,335,947	(833,522)
Loss Averse Equity Income	-	-	(445,174)	-	149,639	(295,535)
Appreciation & Income	231,185	-	(79,600)	-	3,584,473	3,736,058
Alternative Strategy	-	-	(513,044)	-	(1,037,304)	(1,550,348)
Large Cap Value	380,193	-	(3,690,604)	-	16,878,229	13,567,818
Alternative Income	17,472	81,240	-	-	386,816	485,528
Large Cap Growth	162,304	-	(15,609,819)	-	10,132,836	(5,314,679)
Focused Large Cap Growth	154,492	22,720	-	-	3,431,005	3,608,217
Real Estate Stock	281,260	934,972	-	-	3,040,417	4,256,649
International Stock	981,515	-	(5,330,820)	-	9,098,226	4,748,921
Small Cap Value	17,691	1,033,517	-	-	1,254,451	2,305,659
Small Cap Growth	3,136,341	1,363,932	-	-	4,205,850	8,706,123
Emerging Markets Stock	-	-	(4,117,911)	(12,355)	3,127,539	(1,002,727)

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2013

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such last year losses as follows:

Late Year
Fund	Losses
Emerging Markets Stock	$ 12,355

At October 31, 2013, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration date:

	Expiring October 31,					Short Term	Long Term
Fund	2015	2016	2017	2018	2019	Non-Expiring	Non-Expiring	Total
Monthly Distribution*	$ 9,058,497	$ -	$ 5,028,568	$ -	$ -	$ -	$ -	$ 14,087,065
High-Yield Bond	-	-	5,169,469	-	-	-	-	5,169,469
Loss Averse Equity Income	-	-	-	-	152,058	293,116	-	445,174
Appreciation & Income	-	-	79,600	-	-	-	-	79,600
Alternative Strategy	-	-	-	-	-	513,044		513,044
Large Cap Value	-	-	3,690,604	-	-	-	-	3,690,604
Large Cap Growth	-	1,109,037	14,500,782	-	-	-	-	15,609,819
International Stock	-	-	5,330,820	-	-	-		5,330,820
Emerging Markets Stock	-	-	3,386,845	-	351,019	380,047	-	4,117,911

* For Monthly Distribution, $2,748,605, $2,433,901 and $1,561,082 of capital loss carryover related to the acquisition of the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, is remaining to be recognized over the next four years. These amounts are subject to annual limitations of $1,374,302, $1,216,951 and $780,541 for the Kelmoore Strategy Fund, Kelmoore Strategy Eagle Fund and Kelmoore Strategy Liberty Fund, respectively, under tax rules.

9.

RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in the ASU’s require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU’s are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Funds’ financial statements. For the Alternative Strategy Fund it has been determined there is no effect to that Fund’s financial statements.

10.   UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Alternative Strategy Fund currently invests a portion of its assets in Federated Treasury Obligations Fund  The Alternative Strategy Fund may redeem its investment from the Federated Treasury Obligations Fund  at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Federated Treasury Obligations Fund .  The financial statements of the Federated Treasury Obligations Fund, including the portfolio of investments, can be found at www.federatedinvestors.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Alternative Strategy Fund’s financial statements.  As of October 31, 2013, the percentage of the Fund’s net assets invested in the Federated Treasury Obligations Fund, was 49.6%.

11.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements relating to the Funds presented in this report. Effective November 1, 2013, the Dunham Funds launched the Floating Rate Bond Fund and the International Opportunity Bond Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Dunham Funds

We have audited the accompanying statements of assets and liabilities of Dunham Monthly Distribution Fund, Dunham Corporate/Government Bond Fund, Dunham High-Yield Bond Fund, Dunham Loss Averse Equity Income Fund, Dunham Appreciation & Income Fund, Dunham Alternative Strategy Fund, Dunham Large Cap Value Fund, Dunham Alternative Income Fund, Dunham Large Cap Growth Fund, Dunham Focused Large Cap Growth Fund, Dunham Real Estate Stock Fund, Dunham International Stock Fund, Dunham Small Cap Value Fund, Dunham Small Cap Growth Fund and Dunham Emerging Markets Stock Fund (collectively, the "Funds"), each a series of shares of beneficial interest of the Dunham Funds, including the schedules of investments, as of October 31, 2013, the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods presented in the two-year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended (except as noted below for Dunham Alternative Strategy Fund). We have also audited the statement of operations for the Dunham Alternative Strategy Fund for the year ended July 31, 2013. These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Relating specifically to the Dunham Alternative Strategy Fund, the statement of changes in net assets for the year ended July 31, 2012 and the financial highlights for each of the years in the three-year period then ended and for each of the periods ended July 31, 2009 were audited by other auditors whose report dated September 27, 2012, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods presented in the five-year period then ended (except for periods audited by other auditors noted above for Dunham Alternative Strategy Fund), in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 27, 2013

TRUSTEES & OFFICERS (Unaudited)

Trustees and Officers of the Trust, together with information as to their principal business occupations during the last five years, are shown below. Each Trustee who is considered an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) is indicated by an asterisk next to his name.  Unless otherwise noted, the address of each Trustee and Officer is 10251 Vista Sorrento Parkway, Suite 200, San Diego, CA 92121.

Name, Age and Address	Position(s) Held with Trust	Term of Office and Length of Time Served ^	Principal Occupation(s) During the Past 5 Years and Current Directorships	Number of Funds in the Trust Overseen by Trustee	Other Directorships
Non-Interested Trustees
Timothy M. Considine 1501 Fifth Ave., Ste. 400, San Diego, CA 92101 Age: 72	Trustee	Since January 2008	Accountant, Considine & Considine (certified public accountant), 1960- present.	15	HomeFed Corp., 1992-present
Henry R. Goldstein 3403 S. Race St. Englewood, CO 80113 Age: 82	Trustee	Since January 2008	Self-employed consultant/mediator (financial services), 2009-present; Independent Contractor, RBC Daniels (financial services company for telecom industry), 2007-2009; Managing Director, Daniels & Associates (financial services company for telecom industry), 1998- 2007.	15	None
Paul A. Rosinack Age: 66	Trustee	Since January 2008	President/ Chief Executive Officer / Director, Qualigen, Inc., (manufacturer of medical products and equipment) 2004- present.	15	None
Interested Trustees and Officers
Jeffrey A. Dunham Age: 52	Trustee, Chairman of Board, President & Principal Executive Officer	Since January 2008	Chief Executive Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1985-present; Chief Executive Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Executive Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1986-present; Chief Executive Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1985-present; Chairman and Chief Executive Officer, Dunham Trust Company, 1999-present.	15	None
Denise S. Iverson Age: 53	Treasurer & Principal Financial Officer	Since January 2008

Chief Financial Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1999-present; Chief Financial Officer, Dunham & Associates Holdings, Inc. (holding company), 1999-present; Chief Financial Officer, Dunham & Associates Securities, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer, Asset Managers, Inc. (general partner for various limited partnerships), 1999-present; Chief Financial Officer and Director, Dunham Trust Company, 1999-present.

				N/A	N/A

TRUSTEES & OFFICERS (Unaudited)

Hilarey M. Findeisen Age: 43	Secretary	Since January 2008	Director of Operations, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 1994- to present.	N/A	N/A
Michael J. Wagner 80 Arkay Dr., Ste. 110 Hauppauge, NY 11788 Age: 62	Chief Compliance Officer	Since January 2008

President, Northern Lights Compliance Services, LLC, 2006-present;  Compliance Services Officer, Northstar Financial Services, LLC, 2006-January 2008; Chief Operating Officer , Northern Lights  Compliance Services, LLC, 2004–2006; Director of Constellation Trust Company, 2004-2009

				N/A	N/A
Tamara Beth Wendoll Age: 42	Assistant Secretary and AML Officer	Since December 2008 - Assistant Secretary; Since September 2010 – AML Officer

Chief Operating Officer, Dunham & Associates Investment Counsel, Inc. (registered investment adviser, broker-dealer and distributor for mutual funds), 2008- present; Senior Executive Vice President, Marketing and Operations, Kelmoore Investment Co., Inc., 1998-2008

				N/A	N/A
James Colantino 80 Arkay Dr., Ste. 110 Hauppauge, NY 11788 Age: 43	Assistant Treasurer	Since January 2008	Senior Vice President-Fund Administration, 2012-present; Vice President, 2004- 2012; Senior Fund Administrator, 1999-2004, Gemini Fund Services, LLC.	N/A	N/A

^ Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.  Officers of the Trust are elected annually.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-3DUNHAM (338-6426).

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Trust held on June 25, 2013, the Board, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of 1) a new sub-advisory agreement among the Trust, Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and Bailard, Inc. (“Bailard”) (the “Bailard Sub-Advisory Agreement”) on behalf of the Dunham Emerging Markets Stock Fund (“Emerging Markets”); 2) a new sub-advisory agreement among the Trust, the Adviser and Piermont Capital Management, LLC  (“Piermont’) (the “Piermont Sub-Advisory Agreement”) on behalf of the Dunham Small Cap Value Fund (“Small Cap Value”); 3) an amendment to the sub-advisory agreement among the Trust, the Adviser and Newfleet Asset Management, LLC (the “Newfleet Sub-Advisory Agreement”) on behalf of the Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”) with respect to a new Exhibit A Fee Schedule (the “New Fee Schedule”); and 4) an amendment to the sub-advisory agreement among the Trust, the Adviser and PENN Capital Management Company, Inc. (the “PENN  Sub-Advisory Agreement”) on behalf of the Dunham High-Yield Bond Fund (“High-Yield Bond”) with respect to a new Exhibit A Fee Schedule (the “New Fee Schedule”).

The following is a summary of the information reviewed and considered by the Trustees and does not detail all information reviewed and considered.

New Sub-Advisory Agreement for Emerging Markets

The Board’s deliberations included the following:

Performance.  As for the performance of Bailard, the Board reviewed information showing that the firm’s Emerging Markets Stock composite outperformed its Morningstar category index both gross and net of fees for the one-, five-, and 10-year periods and since inception in January 2001 through May 31, 2013.  The Board discussed the composite’s upside capture compared to the downside risk.  The Board concluded that Bailard’s prior performance and track record were strong.

Nature, Extent and Quality of Services.   As to the nature, quality and extent of the services to be provided by Bailard, the Board reviewed information pertaining to the background and experience of the firm’s professional staff, a majority of whom have more than 10 years investment experience and many who have been with Bailard for their entire careers. The Board further noted that Peter Hill and Eric Leve, portfolio managers, have 37 and 25 years of investment experience, respectively.  The Independent Trustees were gratified to learn that Bailard’s key personnel have decades of experience and long-term tenure with the firm. Based on the presentation by the Bailard representatives, the Board concluded that it is clear that the firm’s personnel are very involved and excited about the opportunity to work with the Trust.

Costs of Services. As to the cost of the services and the profits to be realized by Bailard, the Board considered the lower Base Fee and Performance Fee (as defined in the proposed Sub-Advisory Agreement) and discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results (based on Class N shares) relative to the fulcrum fee comparative Index.  The Trustees further considered the Base Fee that would be paid to Bailard when the performance of the Fund is equal to that of the Index. They agreed that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating Bailard’s performance to the Index and the method by which the Performance Fee is calculated under the proposed Sub-Advisory Agreement ensures that any significant fee adjustments are attributable to Bailard’s skill or lack thereof, rather than to random fluctuations and the Performance Fee aligns Bailard’s interest with those of the Fund’s shareholders. It was the Board’s consensus that the maximum performance adjustment under the proposed Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences.  After due consideration, the Trustees concluded that the Base Fee and Performance Fee under the proposed Sub-Advisory Agreement is reasonable in light of the quality of services that the Fund expects to receive from Bailard.

The Board noted that the savings to the Fund with respect to the reduced Base Fee and Performance Fee and the prospects for more favorable performance are beneficial to shareholders.

Profitability. The Board reviewed information that based on current asset levels; the estimated net profits to Bailard would be small. The Board concluded that the estimated profits are reasonable and looked forward to Fund growth to further incentivize prospects for the Sub-Adviser.

Economies of Scale. The Trustees noted the Fund’s current asset level and concluded that in the near term it is unlikely that the Fund would grow sufficiently to enable Bailard to achieve any economies of scale.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all important or controlling with respect to the Bailard Sub-Advisory Agreement. As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Bailard Sub-Advisory Agreement were fair and reasonable.

New Sub-Advisory Agreement for Small Cap Value

The Board’s deliberations included the following:

Performance.  As to the performance of Piermont, the Board reviewed the strong performance of Piermont’s Small Cap Value Composite as of May 31, 2013 (the “Composite”) versus its Peer Group and Morningstar category averages for the one- and five-year periods and since inception in 2005. The Trustees concluded that the outperformance of the Composite since inception was meaningful with respect to future prospects of the Fund.  They noted with approval the firm’s thorough and disciplined investment process.

Nature, Extent and Quality of Services.  As to the nature, quality and extent of the services to be provided by Piermont, the Board heard from a principal of the firm who provided extensive background information about Piermont.  The Trustees noted that Piermont’s CCO, who is also a portfolio manager, has over 25 years of institutional investment experience and that the firm employs a significant number of Chartered Financial Analysts (CFAs).  The Trustees also reviewed information pertaining to Piermont’s compliance infrastructure and use of the Moxy order trading system and other back office capabilities. The Trustees concluded that Piermont had the necessary resources to provide quality service to the Fund.

Costs of Services.  As to the cost of the services to be provided and the profits to be realized by Piermont, the Board noted that Piermont’s fee for managing other accounts similar in size to the Fund is 90 basis points.  The Trustees also noted that under the current Sub-Advisory Agreement the Base Fee and Performance Fee is 55 basis points and +/-55 basis points, respectively and that  the Base fee and Performance Fee under the proposed Sub-Advisory Agreement is 45 basis points +/-35 basis points, respectively.

The Trustees then discussed at length the operation of the Performance Fee under the proposed Sub-Advisory Agreement and the impact on the Fund’s fees and expenses based on various performance results (based on Class N shares) relative to the fulcrum fee comparative Index, and considered the Base Fee that would be paid to Piermont when the performance of the Fund is equal to that of the Index. They agreed that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating Piermont’s performance to the Index and the method by which the Performance Fee is calculated under the proposed Sub-Advisory Agreement ensures that any significant fee adjustments are attributable to Piermont’s skill or lack thereof, rather than to random fluctuations and the Performance Fee aligns Piermont’s interest with those of the Fund’s shareholders. It was the Board’s consensus that the maximum performance adjustment under the proposed Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account the Fund’s size, volatility, diversification and variability of performance differences.  After due consideration, the Trustees concluded that the Base Fee and Performance Fee under the proposed Sub-Advisory Agreement is reasonable in light of the quality of services that the Fund expects to receive from Piermont.

Profitability. As to profitability, the Trustees considered the anticipated profits to be realized by Piermont in connection with the management of the Fund and whether the amount of profits are fair entrepreneurial profits for the management of the Fund.  They discussed the total fees expected to be paid to Piermont based on the Fund’s current assets, and noted that at the maximum fulcrum fee of 80 basis points, estimated net advisory fees would be relatively small.  The Independent Trustees concluded that estimated profits are reasonable and represent a good value for shareholders.

Economies of Scale. The Trustees noted the Fund’s current asset level and concluded that in the near term it is unlikely that the Fund would grow sufficiently to enable Piermont to achieve any economies of scale.

Conclusion. During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all important or controlling with respect to the Piermont Sub-Advisory Agreement. As a result of their deliberations, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Piermont Sub-Advisory Agreement were fair and reasonable.

Amended Sub-Advisory Agreements for Corporate/Government Bond and High-Yield Bond Fund

Performance. As to the investment performance of each Sub-Adviser, the Board reviewed the performance of each Fund (as measured by the performance of Class N shares, the Trust’s largest share Class) compared to the average of each Fund’s relevant Morningstar category and average of a relevant peer group (collectively, “Comparison Groups”) over various

ADDITIONAL INFORMATION (Unaudited) (Continued)

time periods, including since-inception, through October 31, 2013.  Overall, the Board concluded that the performance of each Fund was acceptable, as follows:

Newfleet.  The Trustees noted that the Fund has outperformed its Comparison Groups since inception in December 2004 and for the 1-and 5-year periods and slightly underperformed its Comparison Groups for the 3-year period.  The Board was satisfied with the Fund’s long-term performance.

PENN.  The Trustees noted that the Fund’s underperformance versus its Comparison Groups was due in large part to the conservative nature of its investment strategy, and thus the Fund exhibited much lower risk than its Comparison Groups.

Nature, Extent and Quality of Services.  As to the nature, extent and quality of the services provided by the Sub-Advisers, the Board noted the experience of the portfolio management and research personnel of each Sub-Adviser, including their experience in the investment field, education and/or industry credentials.  The Board reviewed the presentation materials prepared by the Sub-Advisers describing their investment process. The Board also discussed each Sub-Adviser’s compliance structure and broker selection process, and noted the Adviser’s overall satisfaction with the level of services being provided by the Sub-Advisers and the Trust’s CCO’s satisfaction with each Sub-Adviser’s compliance policies and documentation.  It was the consensus of the Trustees that each Sub-Adviser continues to have adequate experience and expertise to manage the Fund for which it acts as Sub-Adviser in a manner acceptable to the Board.

Cost of Services. As to the cost of the services provided and the profits realized by each Sub-Adviser, the Board considered the Base Fee (as defined in the Sub-Advisory Agreements) paid to each Sub-Adviser when the performance of the Fund is equal to that of the Index plus or minus a “null” zone.  The Trustees also discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results.  Where provided, the Trustees compared advisory (and sub-advisory) fees (both flat fee rates and performance fee rates) charged by each Sub-Adviser to its other accounts.  The Board also compared each Fund’s fees and total expense ratio with those of a peer group of funds, discussed at length how each Fund compared, and concluded that the Sub-Advisory fees were within a reasonable range, particularly in light of the relatively small size of each Fund.

The Board then considered the potential fee adjustments to be made to the Funds’ Base Fee based on performance.  The Trustees agreed that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance.  The Board also noted the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of each Fund from inception of the contract to date, and the comparative performance of each Fund (based on Class N shares) to the relevant Index.  The Trustees further agreed that the method by which the Performance Fee is calculated under the Sub-Advisory Agreements ensures that any significant fee adjustments are attributable to a Sub-Adviser’s skill or lack thereof, rather than to random fluctuations, and the performance fee clearly aligns the Sub-Advisers’ interest with those of the shareholders.  It was the consensus of the Board that the maximum performance adjustment under each Sub-Advisory Agreement would only be made for performance differences that could reasonably be considered meaningful and significant taking into account each Fund’s size, volatility, diversification and variability of performance differences.  After consideration, the Board was satisfied that in each case, the relationship of the fee adjustments to the Base Fee was not disproportionately large and that each Fund’s Sub-Advisory fee was acceptable in light of the quality of services the Fund has received and continues to expect to receive from its Sub-Adviser.

Profitability. As to profitability, the Trustees discussed the total fees previously paid, and expected to be paid, to each Sub-Adviser based on each Fund’s current assets and noted that payments above the Base Fee are dependent on the Sub-Adviser’s performance relative to the applicable Index and that generally when a Fund is performing well, fees tend to be higher than peer group averages.  They noted that the Sub-Advisers generally receive no other compensation from a Fund or from the Adviser except the Sub-Advisory fees earned pursuant to the Sub-Advisory Agreement. The Trustees reviewed profitability analysis of the Sub-Advisers. With respect to profitability analysis, the Board concluded that in light of the alignment of interests between the Sub-Advisers and shareholders created by the performance-based fulcrum fee arrangement, the fee arrangement is reasonable and no Sub-Adviser would reap excessive profits from its relationship with the Fund.  They noted that the Sub-Advisory fees will be higher for better performance by a Fund and agreed that profitability did not appear to be excessive in any instance.

Economies of Scale. As to economics of scale, the Trustees noted that the Sub-Advisory Agreements did not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for the Sub-Advisers to share their economies of scale with the Funds and the shareholders if the Funds experience a substantial growth in assets, however, the Trustees recognized that no Fund had yet reached an asset level where the Sub-Adviser could realize significant economies of scale. The Trustees noted that economies of scale would need to be considered in the future as net asset levels of the Funds grow.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances but would need to be re-considered in the future.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Conclusion.  During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the Sub-Advisory Agreements.  Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreements are reasonable.

Renewal of the Sub-Advisory Agreement for Focused Large Cap Growth

At a regular meeting of the Board held on September 17, 2013 (the “Meeting”), the Board considered the continuance of the Sub-Advisory Agreement with The Ithaka Group, LLC (“Ithaka”) and the Trust (the “Ithaka Sub-Advisory Agreement”) with respect to the Dunham Focused Large Cap Growth Fund (the “Fund”). In connection with its review and approval of the Ithaka Sub-Advisory Agreement, the Board considered materials furnished by Ithaka, including information about, but not limited to, its personnel, operations and resources.  The following is a summary of the information reviewed and considered by the Trustees and does not detail all information reviewed and considered.

Matters considered by the Board, including the Independent Trustees, in connection with its approval of continuance of the Ithaka Sub-Advisory Agreement with respect to Focused Large Cap Growth included the following:

Nature, Extent and Quality of Services.   The Board, including the Independent Trustees, reviewed the materials provided by Ithaka and noted no changes to the nature or extent of the services being provided to the Fund nor any changes to the key personnel  involved in managing the Fund since the Board’s last review.  The Trustees were gratified by favorable feedback from Trust management as to the quality of services being provided to Focused Large Cap Growth and the Sub-Adviser’s level of commitment to increasing assets of the Fund.  The Trustees concluded that the Sub-Adviser continues to have the expertise and resources necessary to satisfactorily manage the Fund.

Performance.  The Board, including the Independent Trustees, reviewed data comparing the performance of the Fund since December 31, 2011 and for the 1-year period ended June 30, 2013 to that of a peer group of comparable funds and a Morningstar Large Growth category average.  The Trustees noted that while the Fund lagged during these time periods, its long-term performance is acceptable.

Costs of Services.  As to the cost of the services, the Board, including the Independent Trustees, considered the Base Fee and Performance Fee components (as defined in the Sub-Advisory Agreement) of the Fulcrum Fee.  The Trustees noted that the fulcrum fee will result in a +/-24 basis points adjustment to the Base Fee of  34 basis points based on the performance of the Fund’s Class N share versus the performance benchmark.  The Trustees discussed at length the operation of the Performance Fee and the impact on fees and expenses based on various performance results and concluded that the current, and possible range of Sub-Advisory fees, are reasonable.

Economies of Scale.  As to the extent to which the Fund will realize economies of scale, the Board, including the Independent Trustees, concluded that any material economies of scale would not be achieved by the Fund in the near term and that it would re-evaluate the matter as the Fund’s assets increase and at the next renewal period.

Profitability.   The Board, including the Independent Trustees, reviewed and discussed a profitability analysis provided by the Sub-Adviser and concluded that undue profitability is not a concern at this time.

Conclusion.   Having requested and received such information from the Adviser and Ithaka as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement and as assisted by the advice of independent counsel, the Board, including all the Independent Trustees, unanimously concluded that the terms of the Sub-Advisory Agreement are fair and reasonable and are in the best interests of the Fund, the Fund’s shareholders and the Fund’s prospective shareholders.

YOUR FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses.  The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds.  This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period.  The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund.  To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period*	Ending Account Value 10/31/13	Expenses Paid During Period*
Class N:
Monthly Distribution Fund	2.23%	$1,000.00	$1,007.00	$11.28	$1,013.96	$11.32
Corporate/Government Bond Fund	1.21%	$1,000.00	$ 979.90	$ 6.04	$1,009.55	$ 6.16
High-Yield Bond Fund	1.11%	$1,000.00	$1,004.50	$ 5.61	$1,019.61	$ 5.65
Loss Averse Equity Income Fund	1.67%	$1,000.00	$ 969.80	$ 8.29	$1,016.79	$ 8.49
Appreciation & Income Fund	1.39%	$1,000.00	$1,092.30	$ 7.34	$1,018.20	$ 7.07
Alternative Strategy Fund	1.85%	$1,000.00	$1,005.10	$ 4.67	$1,015.88	$19.77
Large Cap Value Fund	1.00%	$1,000.00	$1,116.70	$ 5.34	$1,020.16	$ 5.09
Alternative Income Fund	2.90%	$1,000.00	$1,063.90	$15.09	$1,010.59	$14.70
Large Cap Growth Fund	1.51%	$1,000.00	$1,111.10	$ 8.03	$1,017.59	$ 7.68
Focused Large Cap Growth Fund	1.71%	$1,000.00	$1,111.15	$ 9.58	$1,016.59	$ 8.69
Real Estate Stock Fund	1.30%	$1,000.00	$ 933.40	$ 6.34	$1,018.65	$ 6.61
International Stock Fund	2.11%	$1,000.00	$1,091.80	$11.12	$1,014.57	$10.71
Small Cap Value Fund	1.25%	$1,000.00	$1,156.70	$ 6.80	$1,018.90	$ 6.36
Small Cap Growth Fund	1.35%	$1,000.00	$1,254.10	$ 7.67	$1,018.40	$ 6.87
Emerging Markets Stock Fund	2.00%	$1,000.00	$ 967.00	$ 9.92	$1,015.12	$10.16
Class A:
Monthly Distribution Fund	2.48%	$1,000.00	$1005.80	$12.54	$1,012.70	$12.58
Corporate/Government Bond Fund	1.47%	$1,000.00	$ 978.00	$ 7.33	$1,017.80	$ 7.48
High-Yield Bond Fund	1.36%	$1,000.00	$1,003.20	$ 6.87	$1,018.35	$ 6.92
Loss Averse Equity Income Fund	1.94%	$1,000.00	$ 968.70	$ 9.63	$1,015.43	$ 9.86
Appreciation & Income Fund	1.64%	$1,000.00	$1,092.30	$ 8.65	$1,016.94	$ 8.34
Alternative Strategy Fund	1.99%	$1,000.00	$ 993.10	$ 7.11	$1,015.17	$14.73
Large Cap Value Fund	1.25%	$1,000.00	$1,115.20	$ 6.66	$1,018.90	$ 6.36
Alternative Income Fund	3.15%	$1,000.00	$1,062.70	$16.38	$1,009.33	$15.95
Large Cap Growth Fund	1.76%	$1,000.00	$1.110.40	$ 9.36	$1,016.33	$ 8.94
Focused Large Cap Growth Fund	1.96%	$1,000.00	$1,220.30	$10.97	$1,015.32	$ 9.96
Real Estate Stock Fund	1.55%	$1,000.00	$ 931.90	$ 7.55	$1,017.39	$ 7.88
International Stock Fund	2.39%	$1,000.00	$1,090.50	$12.59	$1,013.16	$12.13
Small Cap Value Fund	1.50%	$1,000.00	$1,155.00	$ 8.15	$1,017.64	$ 7.63
Small Cap Growth Fund	1.60%	$1,000.00	$1,252.50	$ 9.04	$1,017.14	$ 8.13
Emerging Markets Stock Fund	2.39%	$1,000.00	$1,072.30	$12.48	$1,013.16	$12.13

YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 5/1/13	Ending Account Value 10/31/13	Expenses Paid During Period*	Ending Account Value 10/31/13	Expenses Paid During Period*
Class C:
Monthly Distribution Fund	3.23%	$1,000.00	$1,002.10	$16.30	$1,008.92	$16.36
Corporate/Government Bond Fund	1.97%	$1,000.00	$ 976.00	$ 9.81	$1,015.27	$10.01
High-Yield Bond Fund	1.86%	$1,000.00	$ 996.00	$ 9.36	$1,015.83	$ 9.45
Loss Averse Equity Income Fund	2.69%	$1,000.00	$ 964.60	$13.32	$1,011.64	$13.64
Appreciation & Income Fund	2.39%	$1,000.00	$1,087.90	$12.58	$1,013.16	$12.13
Alternative Strategy Fund	1.99%	$1,000.00	$ 993.10	$ 7.11	$1,015.17	$14.73
Large Cap Value Fund	2.00%	$1,000.00	$1,110.40	$10.64	$1,015.12	$10.16
Alternative Income Fund	3.89%	$1,000.00	$1,059.10	$20.19	$1,005.60	$19.66
Large Cap Growth Fund	2.51%	$1,000.00	$1,106.50	$13.33	$1,012.55	$12.73
Focused Large Cap Growth Fund	2.71%	$1,000.00	$1,215.50	$15.13	$1,011.54	$13.74
Real Estate Stock Fund	2.30%	$1,000.00	$ 928.70	$11.18	$1,013.61	$11.67
International Stock Fund	3.10%	$1,000.00	$1,086.50	$16.30	$1,009.58	$15.70
Small Cap Value Fund	2.25%	$1,000.00	$1,150.10	$12.19	$1,013.64	$11.42
Small Cap Growth Fund	2.35%	$1,000.00	$1,248.20	$13.32	$1,013.36	$11.93
Emerging Markets Stock Fund	3.04%	$1,000.00	$1,069.70	$15.86	$1,009.88	$15.40

*Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period,

  multiplied by 184 days and divided by 365 (to reflect the number of days in the six month period ending October 31, 2013).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

■

Social Security number and wire transfer instructions

■

account transactions and transaction history

■

investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?

We collect your personal information, for example, when you

■

open and account or deposit money

■

direct us to buy securities or direct us to sell your securities

■

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

■

sharing for affiliates' everyday business purposes-information about your creditworthiness

■

affiliates from using your information to market to you

■

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds do not jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330.  The information on Form N-Q is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

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Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Board has determined, based on questionnaires completed by the Audit Committee members, that Timothy M. Considine is an audit committee financial expert.  Mr. Considine is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 177,000

FY 2012

$ 158,000

(b)

Audit-Related Fees

FY 2013

$        0

FY 2012

$        0

Nature of the fees:

(c)

Tax Fees

FY 2013

$ 30,000

FY 2012

$ 28,000

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2013

$         0

$         0

FY 2012

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2013 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2013

$30,000

              $ None

FY 2012

$28,000

              $ None

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2011

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR,  the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/Jeffrey Dunham

       Jeffrey Dunham, President

Date

1/09/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

 /s/Jeffrey Dunham

        Jeffrey Dunham, President

Date

1/09/14

By (Signature and Title)

/s/Denise Iverson

       Denise Iverson, Treasurer

Date

1/09/14